                                OPPENHEIMER
                             VARIABLE ACCOUNT
                                   FUNDS


                               ANNUAL REPORT

                             DECEMBER 31, 1996

OPPENHEIMER MONEY FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER MONEY FUND, a series of Oppenheimer Variable Account Funds, primarily seeks maximum current income in "money market" securities that offer individual investors low capital risk and the maintenance of liquidity. These securities include short-term U.S. Government securities, certificates of deposit (CDs), bankers' acceptances and commercial paper. It's important to remember, however, that an investment in the Money Fund is neither insured nor guaranteed by the U.S. Government. While the Money Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so.

NARRATIVE BY DOROTHY WARMACK, FUND MANAGER

This was a difficult year for the fixed income market, but against many odds, this portfolio performed well. Our strategy of positioning our investments in securities that offered competitive yields and relatively steady prices enabled us to successfully provide investors with a competitive level of income, while maintaining a constant share price.

In order to meet the portfolio's objective of preserving capital while capturing the highest possible yield, our assets must be invested in low risk, short-term securities such as commercial paper, letters of credit and floating-rate securities. While these are all generally conservative investments, we took even further steps to maximize the portfolio's performance as the market fluctuated throughout the year. For example, when interest rates began to rise early in the year, we invested in securities that had shorter maturity dates. Because we invested in securities that had short maturities, the yields paid were directly related to the prevailing interest rates. Therefore, last year's climbing interest rates worked to our advantage.

Current interest rates are higher than they were at the beginning and middle of 1996, and we believe they should continue to work in our favor over the near term. And, unless we begin to see clear evidence of a slowdown in the economy, relative to last year, we will remain fairly short in our average maturity. Given this outlook for the market, we expect to continue to provide investors a competitive income stream along with safety of principal as the year progresses.

We appreciate your confidence in Oppenheimer Money Fund. We look forward to helping you reach your financial goals in the future.

OPPENHEIMER HIGH INCOME FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER HIGH INCOME FUND, a series of Oppenheimer Variable Account Funds, seeks a high level of current income. The Fund invests in high-yielding, lower-rated and unrated fixed income securities.

NARRATIVE BY DAVID NEGRI, FUND MANAGER

While the bond market of 1996 was somewhat difficult due to rising interest rates early in the year, Oppenheimer High Income Fund performed very well. High-yield bonds, while having greater credit risks, continued to perform better than most other fixed income investments during this generally weak market and our early, aggressive positioning allowed us to take advantage of that strength.

Over the past year, we benefited most from emphasis on the telecommunications sector. This industry, which also includes media and cable companies, has tended to be fairly aggressive and has shown strong performance for several years. In addition, recent government deregulation caused increased demand for domestic and international telecommunication products, and this in turn, has driven earnings growth. This sector also benefited from a surge in the number of corporate mergers and acquisitions. All of these measures have added up to increased profitability within this sector.

Another factor that contributed to the Fund's positive performance was reduced emphasis in the casino and gaming industry. Consolidations within the industry have not prevented an earnings slowdown. Because we had allocated very little of the Fund's assets to this industry, we were able to avoid some of these disappointments. We also benefited from having fewer investments in paper and forest products, segments that were poor performers during this period due to light demand coupled with ample supply of these products.

This year we invested about 15 percent of the Fund's assets in foreign government bonds, split fairly evenly between emerging markets and developed countries. These securities, while entailing additional risks, such as currency fluctuations, enjoyed exceptionally strong performance last year, producing even higher returns than high-yield corporate bonds. By investing internationally, we were able to diversify the portfolio, as well as significantly increase returns over the period.

Looking ahead to 1997, we are concentrating on improving the overall relative credit quality of our holdings. For example, as we decreased the portfolio's exposure to some cyclical industries that underperformed in 1996, such as metals and paper and forest products, we substantially increased investments in the oil and gas sector, which has offered higher-quality, higher-rated investments. In addition to higher credit quality, these investments tend to be less cyclical by nature, making them less vulnerable should the economy begin to show signs of slowing.

We appreciate your confidence in Oppenheimer High Income Fund. We look forward to helping you reach your financial goals in the future.

OPPENHEIMER BOND FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER BOND FUND, a series of Oppenheimer Variable Account Funds, primarily seeks a high level of current income from investing in high yield fixed income securities rated "Baa" or better by Moody's or "BBB" or better according to Standard & Poor's. Secondarily, the Fund seeks capital growth when this is consistent with its primary objective of high current income.

NARRATIVE BY DAVID NEGRI, FUND MANAGER

In spite of a somewhat difficult bond market this past year, Oppenheimer Bond Fund's performance was relatively strong. While rising interest rates hindered the performance of many other fixed income investments, our performance was positive. What's more, we continued to provide competitive monthly income over the period.

The Fund's strong performance can be attributed to two major factors. First, we maintained a defensive position and kept the portfolio's average maturity relatively short. Because shorter-maturity bonds are typically less sensitive to changes in interest rates, we avoided some of the price fluctuations associated with longer-term investments as interest rates rose throughout the year. This strategy also enabled the Fund to capture a competitive level of income.

The second factor that contributed to the Fund's positive performance was our strategic diversification over a variety of bonds. Overall, however, mortgage-backed securities were the strongest performers in the portfolio.
As is typically the case, when interest rates rise, mortgage prepayment risk decreases because homeowners are less likely to refinance. In addition to offering less prepayment risk, mortgage-backed securities also paid very competitive income during the year and this further benefited the portfolio's performance.

In contrast, as interest rates climbed over the period, our existing holdings of U.S. Treasury bonds performed relatively poorly. Fortunately, by holding those bonds with shorter maturities, we were able to limit their negative impact on portfolio performance.

During the second half of the year, we focused on corporate bonds to capture as much income as possible. Specifically, we found the greatest potential in bonds issued by financial services firms and oil- and gas-related businesses.
 Within the financial services companies, corporate restructuring and consolidations have improved profitability and balance sheets, while advanced technology has strengthened the profits of many companies within the oil and gas industry.

As we move into 1997, we expect to see continued modest economic growth in the United States, accompanied by low inflation and flat corporate earnings. In an environment such as this, it does not seem likely that the Federal Reserve will cut interest rates.

We appreciate your confidence in Oppenheimer Bond Fund. We look forward to helping you meet your financial goals in the future.

OPPENHEIMER CAPITAL APPRECIATION FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS.

OBJECTIVE

OPPENHEIMER CAPITAL APPRECIATION FUND, a series of Oppenheimer Variable Account Funds, primarily seeks capital appreciation through investments in the common stocks of "growth-type" companies. In addition, the Fund may selectively invest in some "special situations" that management believes may provide opportunities for growth.

NARRATIVE BY PAUL LAROCCO, FUND MANAGER

Oppenheimer Capital Appreciation Fund had an excellent year in 1996. We attribute this performance to the strength of the stocks of high growth companies over the period and some well-timed investment decisions. Because we use a bottom-up approach to our stock selection, we look for individual companies that display superior growth characteristics, demonstrate the ability to have solid earnings and strong management. In addition, these companies are addressing large, open-ended opportunities by offering new products, new services or a new way of doing things.

Our strongest performers over the period were from the healthcare and technology industries. In healthcare, we owned selected physician practice management stocks. This is a growing part of the healthcare industry that helps doctors manage their practices, thereby enabling them to spend more time with patients and less time doing administrative work. Technology stocks were successful due to the development of efficiency-enhancing products, such as software programs and other applied technologies. Demand for these innovations has been strong, largely because they can help reduce costs of the businesses that implement the systems, while also improving their revenue opportunities.(1)

Another area that performed well for us was the business services area. Our biggest successes were in information technology services, which benefited from the explosive growth in technology. We've also done well with our holdings in the industrial services area, which includes environmental companies, data processing companies and niche-consumer cyclical companies like selected retailers, apparel manufacturers and restaurants.

Many of the stocks that disappointed us owe their less-than-spectacular results mainly to failure to deliver on their growth prospects. In fact, these companies no longer display superior growth characteristics, and consequently, we sold many of them.

Going forward, we're focusing on companies that we expect will have solid earnings growth in 1997. We have trimmed the number of stocks in the portfolio to concentrate on fewer holdings, but we have a higher degree of confidence in the ability of these companies to deliver robust growth. In addition, we expect to see moderate but steady economic growth in the United States, coupled with stable interest rates in the near term. Both factors should benefit the portfolio. Of course, we'll continue to select stocks based on their individual merit, regardless of near-term market predictions, because solid companies with good fundamentals tend to stand the test of time.

We appreciate your confidence in Oppenheimer Capital Appreciation Fund. We look forward to helping you reach your financial goals in the future.











____________________
(1)  The Fund's portfolio is subject to change.

OPPENHEIMER GROWTH FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER GROWTH FUND, a series of Oppenheimer Variable Account Funds, primarily seeks capital appreciation from investments in securities of well-known and established companies. Current income is a secondary consideration. The Fund's present focus is in securities of mid- or large-cap companies with a history of earnings and dividend growth.

NARRATIVE BY JANE PUTNAM, FUND MANAGER

Oppenheimer Growth Fund performed very well, finishing 46th out of 531 growth variable annuity funds ranked by Lipper Analytical Services for the 1-year period ended 12/31/96. The fund was ranked in the top quartile over the latter six months of that period, and remained in the top half throughout the year.(1) In this aging economic expansion, investors have been more willing to pay higher premiums for stocks that offer a high degree of earnings currently. As a result, large-cap established growth stocks outperformed smaller cap stocks, helping to make 1996 a very successful year for the Fund.

This year, our holdings in the technology and financial sectors were the strongest performers.

Corporate America's ongoing quest to improve efficiency, reduce costs and generally increase competitiveness continues to drive demand for technology. One example of an industry that has benefited through investments in technology has been the banking industry.(2)

Electronic banking and automated-teller machines have greatly reduced the costs of delivering services. And, fortunately, banks have spent their increased cash flows wisely, by raising dividends and implementing stock buybacks. In fact, financial services firms across the board have shown tremendous gains, with banks, asset management and brokerage firms all reporting positive earnings. In addition to these successes, we've also done well with our holdings in niche-consumer cyclicals, like selected women's apparel companies and footwear manufacturers.

Because prices have risen so much over the past year, we've had some difficulty finding stocks at what we'd consider reasonable price levels. As a consequence, our cash position was slightly higher than normal, a factor that has held us back somewhat. However, even though a high cash level can hinder the Fund's performance when the stock market increases, the flip side is that it also allows us to quickly take advantage of any opportunities when they present themselves.

Currently, many stock prices appear pretty fully valued. However, there are stocks of many growing companies that, we believe, are still attractive. Looking ahead to 1997, we plan to focus specifically on companies that exhibit good earnings growth, usually a consequence of new product cycles or market share gains. In addition, we are keeping our eyes open for companies that have lagged the market somewhat. In doing so, we have recently begun to add certain low-expectation companies that we believe have solid potential, are reasonably priced and offer a promising risk-reward ratio.

We also plan to continue looking for strong companies within the energy sector, an area we believe will exhibit growth for the long-term. Finally, as we mentioned earlier, we plan to continue holding enough cash to take advantage of any opportunities as they arise.

We appreciate your confidence in Oppenheimer Growth Fund. We look forward to helping you reach your financial goals in the future.


_____________________

(1) Source: Lipper Analytical Services 12/31/96. Oppenheimer Variable Account--Growth Fund was ranked 31 out of 193 variable annuity funds for the 5-year period ended 12/31/96 and 35 out of 96 funds for the 10-year period ended 12/31/96. Oppenheimer Growth Fund is categorized by Lipper as a growth variable annuity fund. Lipper performance is based on total returns and does not take sales charges or separate account charges into account.

(2)  The Fund's portfolio is subject to change.

OPPENHEIMER MULTIPLE STRATEGIES FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER MULTIPLE STRATEGIES FUND, a series of Oppenheimer Variable Account Funds, seeks a total investment return (including current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities. The current allocation of the Fund's portfolio aims to take advantage of current economic conditions while managing risk.

NARRATIVE BY RICHARD RUBENSTEIN, FUND MANAGER

This was a very positive year for Oppenheimer Multiple Strategies Fund. We attribute the portfolio's performance to a solid investment strategy designed to benefit from a diversified selection of bonds and our ability to take advantage of the strength of the domestic stock market.

Our bond selection strategy was by far the most notable contributor to the Fund's performance over the year. Specifically, our high-yield corporate and foreign bond holdings were the strongest components of the Fund. High-yield bonds benefited from strong corporate earnings and refinancing and foreign bonds did well due to their higher yields.

There were also several interesting opportunities in emerging markets, particularly Argentina and Brazil. However, because foreign investments carry additional risks such as currency and political uncertainties, we tend to prefer Brady bonds, which are foreign securities that are partially backed by U.S. government bonds. By owning Brady bonds, we were able to capitalize on opportunities within emerging markets while reducing our currency risk.

Within our domestic equity holdings, technology, financial services and healthcare were the strongest performing sectors. Technology stocks were successful due to the development of efficiency-enhancing products, such as software programs and other applied technologies. Demand for these innovations has been strong, largely because they can help lower costs for businesses, while also improving their quality of service. One of the chief beneficiaries of these programs is the banking industry. Electronic banking and automated-teller machines have greatly reduced the costs of delivering services. And fortunately, many banks have spent their increased cash flows wisely, by raising dividends and instituting stock buybacks.

Healthcare companies benefited during the period from renewed faith in the industry. Four years ago, with the advent of the Clinton administration, the industry was clouded with concerns about rising healthcare costs. We took advantage of some low-priced healthcare companies at that time, and those companies have since regained their stature.

Even though the Fund's international equity holdings contributed less to the portfolio's total return than did its U.S. equity component, our broad international investments added to the Fund's diversification. In addition, we've been able to locate some very good foreign stocks that were reasonably priced. Some of our recent additions include a large hotel chain and an English language newspaper in Hong Kong. We also purchased some energy companies in Canada because international energy companies are currently more appealing to us than their domestic counterparts.

Going forward, our performance will depend primarily on the stocks we choose for the portfolio. While many U.S. stocks currently appear overvalued, there are still growing companies that remain at reasonable price levels. So, despite a highly valued stock market, our long-term outlook is positive. We believe the Fund is diversified enough to weather any unforeseen economic changes with the opportunity for solid returns and reduced risk.

We appreciate your confidence in Oppenheimer Multiple Strategies Fund. We look forward to helping you reach your financial goals in the future.

OPPENHEIMER GLOBAL SECURITIES FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT
FUNDS

OBJECTIVE

OPPENHEIMER GLOBAL SECURITIES FUND, a series of Oppenheimer Variable Account Funds, seeks capital growth by investing in a diversified portfolio of foreign and domestic stocks.

NARRATIVE BY WILLIAM WILBY, FUND MANAGER

The Fund performed well over the past year, despite difficulties in the foreign markets. By combining our theme approach with strong individual stock selection, we were able to produce solid returns for the year.

Despite on-again, off-again fears of too much or too little growth, the U.S. market has been the Fund's biggest contributor of positive return this year. Economic growth overseas has been weak, and most foreign markets lagged the U.S. despite their lower valuations. We attribute this to the universal focus of investors on "shareholder friendly" managements which are generally more numerous in the U.S. As European managements have moved to embrace "shareholder value", those markets began to perform while the less "shareholder oriented" managements in Asia lagged.(1)

Our natural resources theme also provided some big winners during this period. Several years ago, we began to invest in oil service companies in Europe and North America. These companies, which specialize in deep-water drilling rigs, had seen a steady decline in day rates to well below replacement cost, while the demand for offshore drilling facilities increased. In 1996, day rates rose sharply along with the oil price, which in turn rose because of seasonally low inventory levels. Meanwhile, demand for oil in emerging economies has continued to grow unabated.

On the negative side, our Japanese holdings did not perform as expected. Although we correctly anticipated the economic recovery in Japan, and the positive impact it would have on corporate earnings, the market did not bounce back. In fact, it declined.

Going forward, we have recently added to our biotechnology holdings within our healthcare theme. Prior to the election, biotechnology stocks fell sharply on fears that a Democratic Congress might reintroduce a Clinton healthcare plan. We believed those fears were overblown and felt that the long-term fundamentals of these companies remained excellent. We used the sharp decline to buy into this sector before the election, and we are continuing to add shares where the fundamentals are strong.

As the global economic cycle continues to age, and stock valuations move higher, we have approached 1997 with caution. We believe, however, that the Fund's portfolio, with substantial investments in high-growth-potential stocks, continues to offer investors an outstanding opportunity both for diversification and long-term appreciation potential.

We appreciate your confidence in Oppenheimer Global Securities Fund. We look forward to helping you reach your financial goals in the future.

_____________________
(1)  The Fund's portfolio is subject to change.

OPPENHEIMER STRATEGIC BOND FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT
FUNDS

OBJECTIVE

OPPENHEIMER STRATEGIC BOND FUND, a series of Oppenheimer Variable Account Funds, seeks a high level of current income from debt securities principally by investing in three sectors: foreign fixed income securities, lower-rated high-yield domestic corporate bonds and U.S. government securities.

NARRATIVE BY DAVID NEGRI, FUND MANAGER

The year 1996 was a good year for Oppenheimer Strategic Bond Fund. Before I discuss the factors that contributed to the Fund's strong performance, however, I'd like to briefly review the core concept behind the Fund's investment strategy. Strategic Bond Fund is designed to take advantage of opportunities in three primary fixed income sectors: foreign fixed income securities; lower-rated high-yield domestic corporate bonds; and U.S. government issues. The goal of this flexible investment strategy is to diversify assets among sectors that tend to perform independently, thereby aiming to reduce the risk associated with investing in a single sector of the bond market.

This is a strategy that has worked well for us. For example, although U.S. government bonds did not perform well during the first half of 1996 due to the rise in interest rates, the performance of the high-yield and international sectors during the same period was very strong. As a result of the Fund's diversification, it managed to remain in the middle of its peer group last year.

On the whole, the bonds that performed best over the past year were those that were more credit rate sensitive, rather than interest rate sensitive. For example, our holdings in emerging international markets were the best performers, followed by high-yield corporate bonds. Emerging markets performed so well this year because these relatively riskier securities markets exhibited strong economic growth while maintaining generally low rates of inflation. And even though the Fund's allocation to emerging markets comprised only about 15% of total assets, long-term returns from this sector exceeded those of other investments within the portfolio. When you combine that success with that of our high-yield corporate bond holdings -- approximately 30% of the Fund's portfolio -- the two added up to very positive results for the Fund. Of course, high-yield bonds do have greater credit risks than investment grade securities.

Currently, as emerging markets are entering a more mature, slower growth phase in their economic cycle, we are monitoring investments in these markets for yield potential rather than price appreciation. This has led us to look more closely at short-term money market instruments in local currencies of foreign countries. While they have no price appreciation potential, they offer attractive yields. And because we tend to emphasize liquid short-term holdings, we would have the ability to move out of those investments quickly, if necessary, without experiencing large price movements. Of course, foreign investments entail greater risk and expenses, including adverse currency fluctuations. But over time, we expect that the potential for greater long-term returns will more than compensate for temporary risks.

Internationally, we've seen good performance from some of the higher-yielding debt in select foreign countries, particularly Italy and Spain. However, because our investments in these countries have reached what we feel are peak values, we have begun to take profits, shifting those assets to the German, United Kingdom and Canadian markets.

On the negative side, as the yield on the benchmark 30-year U.S. Treasury bond moved from 6% in January to about 6.6% by year end, the U.S. government securities held by the Fund, specifically U.S. Treasuries, did not perform as well as expected. Interest-rate fluctuations over the year have caused long-term bonds to become increasingly volatile. In response, we decreased our holdings in long-term Treasuries and, in turn, increased our holdings in mortgage-backed securities, buying high coupon and very low coupon mortgage securities.

Finally, we cut back on some holdings in the media and broadcast cable industries -- an area where we think our investments are fully valued -- and
have shifted those assets into energy bonds.   Because the energy sector
typically has offered lower risk and higher-quality issues, our expansion in this area has helped build a higher level of credit quality into the portfolio.

Looking ahead to 1997, our outlook is very positive. We will continue to monitor interest rates and worldwide economic growth and adjust the Fund's portfolio as needed. We feel our strategy of focusing on yield while seeking lower risk through diversification will allow the Fund to take advantage of the upcoming market environment.

We appreciate your confidence in Oppenheimer Strategic Bond Fund. We look forward to helping you reach your financial goals in the future.

OPPENHEIMER GROWTH & INCOME FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT
FUNDS

OBJECTIVE

OPPENHEIMER GROWTH & INCOME FUND, a series of Oppenheimer Variable Account Funds, seeks high total return, which includes growth in the value of its shares as well as current income from equity and debt securities.

NARRATIVE BY ROBERT MILNAMOW AND MIKE LEVINE, FUND MANAGERS

Oppenheimer Growth & Income Fund performed very well over the past year. We attribute this success to our investment approach of strategically positioning our holdings in the stocks of companies representing five key areas of the market. These five areas are comprised of companies in emerging and improving industries; large growth companies that define their industries; smaller companies with niche businesses; companies undergoing restructuring; and finally, companies that are fundamentally strong selling at extremely low valuations.(1)

In the first half of 1996, small stocks outperformed their larger counterparts, due to the demand for their superior growth rates. However, in the second half of the year, investors became anxious about the economic and political environments. As a result, they were looking for stocks that offered a greater level of certainty and during the second half of the year, large capitalization stocks were the stronger performers.

Our best sectors last year were the technology and financial industries. Technology stocks were successful due to the development of efficiency-enhancing products, including both hardware and software. Demand for these products has been strong, largely because they can help lower operating costs, while also improving the quality of service.

Banks have also performed well last year. Banks have spent their cash flows wisely last year, by both raising dividends and implementing stock buybacks. In fact, financial services firms across the board have shown tremendous gains, with banks, brokerage and asset management firms, as well as insurance companies all performing very well. And while the banking industry profited from consolidations, the insurance industry has also benefited from new legislation that reduced their exposure to natural disasters.

Many of the stocks that disappointed us were concentrated in a few industries, including cable, entertainment and airlines. One of our largest holdings within the entertainment industry experienced delays in divesting selected assets, which had a negative impact on the company's valuation. We also experienced some disappointments in the airline industry, which underperformed due to increased oil prices and concerns that earnings may have reached their peak last year.

Looking ahead to 1997, we plan to maintain our concentration in technology and financial industries. We are also seeking opportunities in other companies and sectors that may have underperformed in 1996, but appear poised for improvements in their fundamentals. For example, the gaming industry is currently experiencing some short-term difficulties, however, we believe over the long term, many of these companies have the ability to offer very positive performance results. In addition, we are targeting global agricultural companies, such as the producers of fertilizers and genetically engineered plants and crops. We believe these companies will benefit from growing worldwide demand for food.

Because Oppenheimer Growth & Income Fund seeks to provide long-term growth and current income, its portfolio is positioned to do well in almost any market environment. We believe the Fund can react quickly when necessary, and is flexible enough to take advantage of market opportunities.

We appreciate your confidence in Oppenheimer Growth & Income Fund. We look forward to helping you reach your financial goals in the future.

____________
(1)  The Fund's portfolio is subject to change.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

                                                                           PRINCIPAL              VALUE
                                                                            AMOUNT               (NOTE 1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES - 1.0%
----------------------------------------------------------------------------------------------------------
      First National Bank of Boston, 5.45%, 2/3/97
      (Cost $1,293,506)                                                  $  1,300,000         $  1,293,506
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS - 3.1%
----------------------------------------------------------------------------------------------------------
      Bank of Scotland Treasury Services PLC, 5.45%, 2/25/97                2,000,000            1,983,347
      ----------------------------------------------------------------------------------------------------
      CoreStates Capital Corp., 5.54%, 12/18/97                  (1)        2,000,000            1,998,908
                                                                                              ------------
      Total Direct Bank Obligations (Cost $3,982,255)                                            3,982,255
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
LETTERS OF CREDIT - 3.8%
----------------------------------------------------------------------------------------------------------
      Bayerische Vereinsbank AG, guaranteeing commercial paper
      of Galicia Funding Corp.-Series B:
      5.38%, 2/28/97                                             (2)          500,000              495,682
      5.41%, 3/5/97                                              (2)        2,000,000            1,981,065
      ----------------------------------------------------------------------------------------------------
      Societe Generale, guaranteeing commercial paper of:
      Girsa Funding Corp., 5.32%, 4/3/97                         (2)        2,000,000            1,972,809
      Nacional Financiera, SNC-Series A, 5.44%, 1/9/97                        500,000              499,396
                                                                                              ------------

      Total Letters of Credit (Cost $4,948,952)                                                  4,948,952
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES - 82.8%
----------------------------------------------------------------------------------------------------------
BEVERAGES - 3.1%
      ----------------------------------------------------------------------------------------------------
      Coca-Cola Enterprises, Inc., 5.34%, 1/31/97                (2)        4,000,000            3,982,200
----------------------------------------------------------------------------------------------------------
BROKER/DEALERS - 12.5%
      ----------------------------------------------------------------------------------------------------
      Dean Witter, Discover & Co.:
      5.73%, 1/15/97                                                        2,000,000            2,000,181
      5.81%, 9/29/97                                             (1)        2,500,000            2,504,222
      ----------------------------------------------------------------------------------------------------
      Goldman Sachs Group, L.P.:
      5.42%, 1/17/97                                                        4,000,000            3,990,364
      8.25%, 1/2/97                                                         2,050,000            2,049,530
      ----------------------------------------------------------------------------------------------------
      Merrill Lynch & Co., Inc., 5.33%, 1/2/97                                700,000              699,896
      ----------------------------------------------------------------------------------------------------
      Morgan Stanley Group, Inc., 5.26%, 6/27/97                 (1)        5,000,000            5,000,000
                                                                                              ------------
                                                                                                16,244,193
----------------------------------------------------------------------------------------------------------
COMMERCIAL FINANCE - 11.9%
      ----------------------------------------------------------------------------------------------------
      CIT Group Holdings, Inc.:
      5.67%, 3/11/98                                             (1)        1,000,000            1,000,000
      7%, 1/3/97                                                            5,000,000            4,998,055
      ----------------------------------------------------------------------------------------------------
      Countrywide Home Loans, 5.33%, 1/23/97                                  590,000              588,078
      ----------------------------------------------------------------------------------------------------
      FINOVA Capital Corp., 5.43%, 2/26/97                                  4,000,000            3,966,276
      ----------------------------------------------------------------------------------------------------
      Heller Financial, Inc.:
      5.45%, 3/21/97                                                        3,000,000            2,964,121
      5.46%, 10/10/97                                            (1)        2,000,000            1,999,691
                                                                                              ------------
                                                                                                15,516,221

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                         PRINCIPAL             VALUE
                                                                          AMOUNT              (NOTE 1)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
CONGLOMERATES - 4.2%
      ------------------------------------------------------------------------------------------------
      Mitsubishi International Corp.:
      5.34%, 1/8/97                                                    $  500,000           $  499,481
      5.50%, 3/17/97                                                    5,000,000            4,942,708
                                                                                            ----------
                                                                                             5,442,189
------------------------------------------------------------------------------------------------------
CONSUMER FINANCE - 3.8%
      ------------------------------------------------------------------------------------------------
      Island Finance Puerto Rico, Inc., 5.32%, 2/26/97                  5,000,000            4,958,622
-------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 10.9%
      ------------------------------------------------------------------------------------------------
      Associates Corp. of North America, 7.28%, 1/2/97                  6,000,000            5,998,787
      ------------------------------------------------------------------------------------------------
      Ford Motor Credit Co.:
      5.32%, 1/6/97                                                       385,000              384,715
      5.40%, 1/2/97                                                     5,000,000            4,999,011
      ------------------------------------------------------------------------------------------------
      General Motors Acceptance Corp.:
      5.35%, 1/8/97                                                       500,000              499,480
      7.75%, 4/15/97                                                    2,200,000            2,213,215
                                                                                            ----------
                                                                                            14,095,208
-------------------------------------------------------------------------------------------------------
ELECTRONICS - 3.0%
      ------------------------------------------------------------------------------------------------
      Mitsubishi Electric Finance America, Inc.:
      5.33%, 1/30/97                                         (2)          715,000              711,918
      5.36%, 2/12/97                                         (2)        3,200,000            3,179,989
                                                                                            ----------
                                                                                             3,891,907
-------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.9%
      ------------------------------------------------------------------------------------------------
      Rexam PLC, 5.32%, 1/29/97                              (2)        1,125,000            1,120,345
-------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 3.8%
      ------------------------------------------------------------------------------------------------
      Repsol International Finance BV, 5.33%, 1/6/97                    5,000,000            4,996,299
-------------------------------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL - 23.8%
      ------------------------------------------------------------------------------------------------
      CIESCO L.P.:
      5.35%, 2/14/97                                                      800,000              794,769
      5.78%, 5/19/97                                      (1)(2)        3,000,000            2,999,805
      ------------------------------------------------------------------------------------------------
      Cooperative Association of Tractor Dealers, Inc.,
       5.40%, 1/24/97                                                   1,176,000            1,171,943
      ------------------------------------------------------------------------------------------------
      Enterprise Funding Corp., 6.10%, 1/9/97                (2)        1,525,000            1,522,933
      ------------------------------------------------------------------------------------------------
      Falcon Asset Securitization Corp., 5.32%, 1/13/97      (2)          590,000              588,954
      ------------------------------------------------------------------------------------------------
      First Deposit Master Trust 1993-3:
      5.32%, 2/24/97                                         (2)        2,000,000            1,984,040
      5.35%, 1/21/97                                         (2)          774,000              771,699
      5.36%, 1/15/97                                         (2)        3,000,000            2,993,747
      ------------------------------------------------------------------------------------------------
      Preferred Receivables Funding Corp., 5.53%, 1/16/97               5,000,000            4,988,479
      ------------------------------------------------------------------------------------------------
      RACERS Series 1996-MM-12-3, 5.59%, 12/15/97         (1)(3)        2,000,000            2,000,000
      ------------------------------------------------------------------------------------------------
      Sheffield Receivables Corp.:
      5.32%, 1/16/97                                         (2)        3,550,000            3,542,131
      5.32%, 1/9/97                                                     2,000,000            1,997,636
      ------------------------------------------------------------------------------------------------
      Sigma Finance, Inc.:
      5.31%, 2/25/97                                         (2)          545,000              540,579
      5.37%, 4/15/97                                         (2)        3,000,000            2,953,460
      5.44%, 2/28/97                                         (2)        2,000,000            1,982,471
                                                                                            ----------
                                                                                            30,832,646

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                         PRINCIPAL             VALUE
                                                                          AMOUNT              (NOTE 1)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 1.1%
      -------------------------------------------------------------------------------------------------
      Marks & Spencer, guaranteeing commercial paper of:
       St. Michael Finance Ltd., 5.70%, 2/10/97                        $  1,390,000        $  1,381,197
-------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 3.8%
      -------------------------------------------------------------------------------------------------
      NYNEX Corp., 5.42%, 1/13/97                                         5,000,000           4,990,967
                                                                                          -------------
      Total Short-Term Notes (Cost $107,451,994)                                            107,451,994
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 3.8%
-------------------------------------------------------------------------------------------------------
      Federal Home Loan Bank, 5.68%, 8/1/97 (Cost $4,997,438)      (1)    5,000,000           4,997,438
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 3.1%
-------------------------------------------------------------------------------------------------------
      Bayerische Landesbank Girozentrale, 5.07%, 7/29/97           (1)    2,000,000           2,000,000
      -------------------------------------------------------------------------------------------------
      Westdeutsche Landesbank Girozentrale, guaranteeing commercial paper of:  Comision Federal de Electricidad-Series A, 5.36%,
       3/11/97                                                            2,000,000           1,979,453
                                                                                          -------------
      Total Foreign Government Obligations (Cost $3,979,453)                                  3,979,453
      -------------------------------------------------------------------------------------------------
      TOTAL INVESTMENTS, AT VALUE                                              97.6%        126,653,598
      -------------------------------------------------------------------------------------------------
      OTHER ASSETS NET OF LIABILITIES                                           2.4           3,064,922
                                                                         -------------     ------------
      NET ASSETS                                                              100.0%       $129,718,520
                                                                         -------------     ------------
                                                                         -------------     ------------

      Short-term notes, bankers' acceptances, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

      1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 1996. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

      2. Restricted securities, including those issued in exempt transactions without registration under the Securities Act of 1933 (the Act), amounting to $33,323,827 or 25.69% of the Fund's net assets, have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

      3. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $2,000,000, or 1.54% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

      See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

                                                                                  PRINCIPAL      MARKET VALUE
                                                                                  AMOUNT(1)        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 4.1%
--------------------------------------------------------------------------------------------------------------
  CBA Mortgage Corp., Mtg. Pass-Through Certificates,
  Series 1993-C1, Cl. F, 7.773%, 12/25/03                            (2)(3)     $    700,000     $   548,625
  ------------------------------------------------------------------------------------------------------------
  Commercial Mortgage Acceptance Corp., Collateralized
  Mtg. Obligation, Series 1996-C1, Cl. E, 8.075%, 12/25/20           (2)(4)          250,000         252,344
  ------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
  Certificates, Series 1995-C2, Cl. D, 7.989%, 6/15/21                (2)            449,587         456,050
  ------------------------------------------------------------------------------------------------------------
  Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-
  Through Certificates, Series 1996-C1, Cl. E, 7.51%, 2/15/28        (2)(3)          835,342         678,715
  ------------------------------------------------------------------------------------------------------------
  Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-
  Through Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06        (4)            750,000         607,969
  ------------------------------------------------------------------------------------------------------------
  NationsCommercial Corp., NB Commercial Mtg. Pass-
  Through Certificates, Series-DMC, Cl. C, 8.921%, 8/12/11            (4)            900,000         916,312
  ------------------------------------------------------------------------------------------------------------
  Nomura Asset Securities Corp., Series 1994-MD1, Cl. B2,
  8.421%, 3/15/18                                                    (2)(3)          750,000         658,008
  ------------------------------------------------------------------------------------------------------------
  Resolution Trust Corp., Commercial Mtg. Pass-Through
  Certificates:
  Series 1994-C1, Cl. E, 8%, 6/25/26                                                 700,166         644,153
  Series 1994-C2, Cl. G, 8%, 4/25/25                                                 815,728         732,244
  Series 1995-C1, Cl. F, 6.90%, 2/25/27                                              913,739         805,519
  ------------------------------------------------------------------------------------------------------------
  Salomon Brothers Mortgage Securities VII, Series 1996-B,
  Cl. 1, 7.136%, 4/25/26                                                           1,491,164         892,835
  ------------------------------------------------------------------------------------------------------------
  Structured Asset Securities Corp., Multiclass Pass-Through
  Certificates, Series 1996-C3, Cl. E, 8.458%, 6/25/30                (4)            650,000         574,234
                                                                                                 -----------
  Total Mortgage-Backed Obligations (Cost $7,521,680)                                              7,767,008

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 10.7%
--------------------------------------------------------------------------------------------------------------
  Argentina (Republic of):
  Treasury Bills, Zero Coupon, 12.117%, 1/17/97                       (5) ARP        700,000         698,215
  Unsec. Unsub. Bonds, 11.50%, 8/14/01                                    GBP        120,000         211,727
  ------------------------------------------------------------------------------------------------------------
  Banco Estado Minas Gerais, 8.25%, 2/10/00                                          550,000         531,094
  ------------------------------------------------------------------------------------------------------------
  Banco Nacional de Comercio Exterior SNC International
  Finance BV Gtd. Registered Bonds, 11.25%, 5/30/06                                  180,000         196,425
  ------------------------------------------------------------------------------------------------------------
  Bonos de la Tesoreria de la Federacion, Zero Coupon:
  25.785%, 11/6/97                                                    (5) MXP      4,000,000         416,640
  29.171%, 7/3/97                                                     (5) MXP      3,450,000         387,598
  27.799%, 9/4/97                                                     (5) MXP      3,900,000         423,613
  ------------------------------------------------------------------------------------------------------------
  Brazil (Federal Republic of) Multi-Year Discount Facility
  Agreement Trust Certificates, Series REGS, 6.688%, 9/15/07          (2)            390,000         334,669
  ------------------------------------------------------------------------------------------------------------
  Buenos Aires (Province of) Bonds, 10%, 3/5/01                           DEM        420,000         291,881
  ------------------------------------------------------------------------------------------------------------
  Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.688%,
  7/28/24                                                             (2)            540,000         306,450
  ------------------------------------------------------------------------------------------------------------
  Canada (Government of) Debs., 10.50%, 7/1/00                            CAD      2,015,000       1,724,474
  ------------------------------------------------------------------------------------------------------------
  Central Bank of Costa Rica Interest Claim Bonds, Series B,
  6.344%, 5/21/05                                                    (2)(4)          224,763         212,120
  ------------------------------------------------------------------------------------------------------------
  Denmark (Kingdom of) Bonds, 8%, 11/15/01                                DKK      6,640,000       1,249,452

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                  PRINCIPAL      MARKET VALUE
                                                                                  AMOUNT(1)        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
  Financiera Energetica Nacional SA Nts., 9.375%, 6/15/06                       $    820,000     $   875,042
  ------------------------------------------------------------------------------------------------------------
  Hashemite Kingdom of Jordan:
  Disc. Bonds, 6.50%, 12/23/23                                        (2)          1,000,000         773,750
  Interest Arrears Bonds, 6.50%, 12/23/05                             (2)            300,000         276,750
  ------------------------------------------------------------------------------------------------------------
  Italy (Republic of):
  Sr. Unsec. Unsub. Global Bonds, 0.563%, 7/26/99                     (2)   JPY   91,000,000         788,086
  Treasury Bonds, Buoni del Tesoro Poliennali, 10.50%, 11/1/98              ITL  940,000,000         662,028
  ------------------------------------------------------------------------------------------------------------
  New Zealand (Government of):
  Bonds, 8%, 4/15/04                                                        NZD      545,000         402,253
  Index Linked Bonds, 4.60%, 2/15/16                                  (2)   NZD      303,000         209,750
  ------------------------------------------------------------------------------------------------------------
  Norwegian Government Bonds, 9.50%, 10/31/02                               NOK    1,105,000         206,693
  ------------------------------------------------------------------------------------------------------------
  Panama (Republic of) Interest Reduction Bonds, 3.50%,
  7/17/14                                                             (6)          1,550,000       1,078,707
  ------------------------------------------------------------------------------------------------------------
  Portugal (Republic of) Gtd. Bonds, Obrigicion do tes Medio
  Prazo, 11.625%, 2/23/98                                                   PTE  146,000,000         997,525
  ------------------------------------------------------------------------------------------------------------
  Russia (Government of) Interest Nts., 12/29/49                     (7)(8)          330,000         229,763
  ------------------------------------------------------------------------------------------------------------
  Sweden (Kingdom of) Bonds, Series 1030, 13%, 6/15/01                      SEK    3,600,000         679,774
  ------------------------------------------------------------------------------------------------------------
  Telecomunicacoes Brasileiras SA Bonds, 13%, 2/5/99                        ITL  385,000,000         272,666
  ------------------------------------------------------------------------------------------------------------
  Telkom SA Ltd. Bonds, Series TK05, 12%, 3/31/98                           ZAR      955,000         194,442
  ------------------------------------------------------------------------------------------------------------
  Treasury Corp. of Victoria Gtd. Bonds, 12%, 9/22/01                       AUD    1,325,000       1,258,521
  ------------------------------------------------------------------------------------------------------------
  United Kingdom Treasury Nts., 12.50%, 11/21/05                            GBP      975,000       2,115,904
  ------------------------------------------------------------------------------------------------------------
  United Mexican States Bonds, 10.375%, 1/29/03                             DEM    1,895,000       1,326,160
  ------------------------------------------------------------------------------------------------------------
  Venezuela (Republic of):
  Collateralized Par Bonds, Series W-A, 6.75%, 3/31/20                               250,000         191,875
  Front-Loaded Interest Reduction Bonds, Series B,
  6.50%, 3/31/07                                                      (2)            500,000         446,875
  New Money Bonds, Series P, 6.50%, 12/18/05                          (2)            500,000         447,344
                                                                                                 -----------
  Total Foreign Government Obligations (Cost $19,831,187)                                         20,418,266

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS - 1.3%
--------------------------------------------------------------------------------------------------------------
  Algeria (Republic of) Reprofiled Debt Loan
  Participation Agreement, Tranche A, 6.625%, 9/4/06                 (2)(4)        1,305,000       1,008,113
  ------------------------------------------------------------------------------------------------------------
  Morocco (Kingdom of) Loan Participation Agreement,
  Tranche A, 6.437%, 1/1/09                                          (2)(9)          990,000         807,159
  ------------------------------------------------------------------------------------------------------------
  Trinidad & Tobago Loan Participation Agreement,
  Tranche B, 1.772%, 9/30/00                                         (2)(4) JPY   82,062,000         657,514
                                                                                                 -----------
  Total Loan Participations (Cost $2,329,670)                                                      2,472,786

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 0.8%
--------------------------------------------------------------------------------------------------------------
  San Joaquin Hills, California Transportation Corridor
  Agency Toll Road Capital Appreciation Revenue Bonds, Jr.
  Lien, Zero Coupon, 9.002%, 1/1/28 (Cost $816,147)                   (5)         12,500,000       1,499,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                  PRINCIPAL      MARKET VALUE
                                                                                  AMOUNT(1)        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 61.0%
--------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 5.5%
--------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.3%
  ------------------------------------------------------------------------------------------------------------
  NL Industries, Inc.:
  0%/13% Sr. Sec. Disc. Nts., 10/15/05                                (8)       $    300,000     $   260,250
  11.75% Sr. Sec. Nts., 10/15/03                                                     260,000         276,250
                                                                                                 -----------
                                                                                                     536,500
--------------------------------------------------------------------------------------------------------------
METALS/MINING - 0.9%
  ------------------------------------------------------------------------------------------------------------
  Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03                        454,000         498,265
  ------------------------------------------------------------------------------------------------------------
  Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06                                1,250,000       1,275,000
                                                                                                 -----------
                                                                                                   1,773,265
--------------------------------------------------------------------------------------------------------------
PAPER - 3.0%
  ------------------------------------------------------------------------------------------------------------
  APP International Finance Co. BV, 11.75% Gtd. Sec. Nts.,
  10/1/05                                                                          1,400,000       1,499,750
  ------------------------------------------------------------------------------------------------------------
  Florida Coast Paper Co. LLC, 12.75% First Mtg. Nts., 6/1/03                        550,000         598,125
  ------------------------------------------------------------------------------------------------------------
  Indah Kiat International Finance Co. BV:
  11.875% Sr. Sec. Gtd. Nts., 6/15/02                                                100,000         109,375
  12.50% Sr. Sec. Gtd. Nts., Series C, 6/15/06                                     1,000,000       1,106,250
  ------------------------------------------------------------------------------------------------------------
  Repap New Brunswick, Inc., 10.625% Second Priority Sr.
  Sec. Nts., 4/15/05                                                               1,000,000       1,050,000
  ------------------------------------------------------------------------------------------------------------
  Repap Wisconsin, Inc., 9.25% First Priority Sr. Sec. Nts.,
  2/1/02                                                                             500,000         508,750
  ------------------------------------------------------------------------------------------------------------
  SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                               250,000         271,250
  ------------------------------------------------------------------------------------------------------------
  Stone Container Corp.:
  10.75% First Mtg. Nts., 10/1/02                                                    500,000         528,750
  10.75% Sr. Sub. Nts., 6/15/97                                                      100,000         101,750
                                                                                                 -----------
                                                                                                   5,774,000
--------------------------------------------------------------------------------------------------------------
STEEL - 1.3%
  ------------------------------------------------------------------------------------------------------------
  AK Steel Corp., 9.125% Sr. Nts., 12/15/06                           (3)          1,400,000       1,438,500
  ------------------------------------------------------------------------------------------------------------
  Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                               600,000         612,000
  ------------------------------------------------------------------------------------------------------------
  Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts.,
  Series B, 4/15/03                                                                  200,000         190,000
  ------------------------------------------------------------------------------------------------------------
  Jorgensen (Earle M.) Co., 10.75% Sr. Nts., 3/1/00                                  175,000         179,375
                                                                                                 -----------
                                                                                                   2,419,875
--------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 7.7%
--------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 2.4%
  ------------------------------------------------------------------------------------------------------------
  Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
  Series B, 11.617%, 5/27/98                                          (5)            750,000         629,062
  ------------------------------------------------------------------------------------------------------------
  E & S Holdings Corp., 10.375% Sr. Sub. Nts., 10/1/06                (3)            550,000         578,187
  ------------------------------------------------------------------------------------------------------------
  Harman International Industries, Inc., 12% Sr. Sub. Nts.,
  8/1/02                                                                           1,650,000       1,806,750
  ------------------------------------------------------------------------------------------------------------
  International Semi-Tech Microelectronics, Inc., 0%/11.50%
  Sr. Sec. Disc. Nts., 8/15/03                                        (8)            500,000         326,250
  ------------------------------------------------------------------------------------------------------------
  Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
  12.333%, 3/15/98                                                    (5)            350,000         305,375
  ------------------------------------------------------------------------------------------------------------
  TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05                            350,000         404,250
  ------------------------------------------------------------------------------------------------------------
  Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                              600,000         612,000
                                                                                                 -----------
                                                                                                   4,661,874

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                  PRINCIPAL      MARKET VALUE
                                                                                  AMOUNT(1)        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.5%
  ------------------------------------------------------------------------------------------------------------
  Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                        $    400,000     $   418,000
  ------------------------------------------------------------------------------------------------------------
  Doane Products Co., 10.625% Sr. Nts., 3/1/06                                       250,000         265,000
  ------------------------------------------------------------------------------------------------------------
  Foodbrands America, Inc., 10.75% Sr. Sub. Nts., 5/15/06                            235,000         250,275
                                                                                                 -----------
                                                                                                     933,275
--------------------------------------------------------------------------------------------------------------
HEALTHCARE - 1.4%
  ------------------------------------------------------------------------------------------------------------
  Genesis Health Ventures, Inc., 9.25% Sr. Sub. Nts., 10/1/06         (3)            850,000         877,625
  ------------------------------------------------------------------------------------------------------------
  Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., 7/15/02                            400,000         452,000
  ------------------------------------------------------------------------------------------------------------
  IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B,
  11/15/04                                                           (4)(8)        1,050,000         769,303
  ------------------------------------------------------------------------------------------------------------
  Magellan Health Services, Inc., 11.25% Sr. Sub. Nts.,
  Series A, 4/15/04                                                                  500,000         557,500
                                                                                                 -----------
                                                                                                   2,656,428
--------------------------------------------------------------------------------------------------------------
HOTEL/GAMING - 1.0%
  ------------------------------------------------------------------------------------------------------------
  Capital Gaming International, Inc., Promissory Nts., 8/1/95        (10)              9,500              --
  ------------------------------------------------------------------------------------------------------------
  Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts.,
  5/15/03                                                                            280,000         302,400
  ------------------------------------------------------------------------------------------------------------
  Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts.,
  Series B, 11/15/02                                                                 600,000         795,000
  ------------------------------------------------------------------------------------------------------------
  Showboat Marina Casino Partnership/Showboat Marina
  Finance Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                           750,000         828,750
                                                                                                 -----------
                                                                                                   1,926,150
--------------------------------------------------------------------------------------------------------------
LEISURE - 0.1%
  ------------------------------------------------------------------------------------------------------------
  Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A,
  6/30/02                                                            (4)             278,779         290,976
--------------------------------------------------------------------------------------------------------------
RESTAURANTS - 1.1%
  ------------------------------------------------------------------------------------------------------------
  Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                          505,000         525,200
  ------------------------------------------------------------------------------------------------------------
  Carrols Corp., 11.50% Sr. Nts., 8/15/03                                            430,000         456,875
  ------------------------------------------------------------------------------------------------------------
  Foodmaker, Inc.:
  9.25% Sr. Nts., 3/1/99                                                             200,000         204,000
  9.75% Sr. Sub. Nts., 6/1/02                                                        950,000         971,375
                                                                                                 -----------
                                                                                                   2,157,450
--------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL - 1.2%
  ------------------------------------------------------------------------------------------------------------
  Clark-Schwebel, Inc., 10.50% Sr. Nts., 4/15/06                                     725,000         775,750
  ------------------------------------------------------------------------------------------------------------
  Polysindo International Finance Co. BV, 11.375% Gtd. Sec.
  Nts., 6/15/06                                                                      600,000         647,250
  ------------------------------------------------------------------------------------------------------------
  Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                         500,000         553,750
  ------------------------------------------------------------------------------------------------------------
  William Carter Co., 10.375% Sr. Sub. Nts., 12/1/06                  (3)            350,000         364,000
                                                                                                 -----------
                                                                                                   2,340,750
--------------------------------------------------------------------------------------------------------------
ENERGY - 6.9%
  ------------------------------------------------------------------------------------------------------------
  BP America, Inc., 10.875% Nts., 8/1/01                                  CAD        350,000         307,221
  ------------------------------------------------------------------------------------------------------------
  Chesapeake Energy Corp.:
  10.50% Sr. Nts., 6/1/02                                                            600,000         654,000
  9.125% Sr. Nts., 4/15/06                                                         1,000,000       1,042,500
  ------------------------------------------------------------------------------------------------------------
  DeepTech International, Inc., 12% Sr. Sec. Nts., 12/15/00                          200,000         215,000
  ------------------------------------------------------------------------------------------------------------
  Falcon Drilling Co., Inc., 8.875% Sr. Nts., Series B, 3/15/03                      300,000         307,875
  ------------------------------------------------------------------------------------------------------------
  J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                              1,400,000       1,473,500
  ------------------------------------------------------------------------------------------------------------
  Mariner Energy, Inc., 10.50% Sr. Sub. Nts., 8/1/06                  (3)            925,000         985,125
  ------------------------------------------------------------------------------------------------------------
  Maxus Energy Corp., 11.50% Debs., 11/15/15                                         800,000         848,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                 PRINCIPAL       MARKET VALUE
                                                                                 AMOUNT(1)         (NOTE 1)
--------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
--------------------------------------------------------------------------------------------------------------
  Mesa Operating Co.:
  0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06                      (8)        $    1,050,000     $   729,750
  10.625% Gtd. Sr. Sub. Nts., 7/1/06                                               1,450,000       1,576,875
  ------------------------------------------------------------------------------------------------------------
  Parker Drilling Corp., 9.75% Gtd. Sr. Nts., 11/15/06             (3)               150,000         158,625
  ------------------------------------------------------------------------------------------------------------
  Petroleum Heat & Power Co., Inc.:
  12.25% Sub. Debs., 2/1/05                                                          157,000         176,232
  9.375% Sub. Debs., 2/1/06                                                          850,000         828,750
  ------------------------------------------------------------------------------------------------------------
  TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02                         3,300,000       3,584,625
  ------------------------------------------------------------------------------------------------------------
  Triton Energy Corp., 9.75% Sr. Sub. Disc. Nts., 12/15/00                           200,000         210,000
  ------------------------------------------------------------------------------------------------------------
  Vintage Petroleum, Inc., 9% Sr. Sub. Nts., 12/15/05                                100,000         103,000
                                                                                                 -----------
                                                                                                  13,201,078
--------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.2%
--------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 1.8%
  ------------------------------------------------------------------------------------------------------------
  Bank of America Malaysia, Zero Coupon Nts., 7.12%,
  4/30/97                                                         (5)(7) MYR       1,100,000         425,930
  ------------------------------------------------------------------------------------------------------------
  Chase Malaysia, Zero Coupon Nts., 7.203%, 4/25/97                (5)   MYR       1,000,000         387,455
  ------------------------------------------------------------------------------------------------------------
  Citibank Malaysia Banker's Acceptance, Zero Coupon
  Negotiable CD, 7.169%, 4/30/97                                   (5)   MYR         500,000         193,567
  ------------------------------------------------------------------------------------------------------------
  First Nationwide Escrow Corp., 10.625% Sr. Sub. Nts.,
  10/1/03                                                          (3)               750,000         813,750
  ------------------------------------------------------------------------------------------------------------
  Ocwen Financial Corp., 11.875% Nts., 10/1/03                                       800,000         876,000
  ------------------------------------------------------------------------------------------------------------
  PT Inti Indorayon Utama, Zero Coupon Promissory Nts.,
  17.234%, 2/12/97                                                 (5)   IDR   1,800,000,000         748,885
                                                                                                 -----------
                                                                                                   3,445,587
--------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.0%
  ------------------------------------------------------------------------------------------------------------
  Aames Financial Corp., 9.125% Sr. Nts., 11/1/03                                    200,000         204,500
  ------------------------------------------------------------------------------------------------------------
  ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02                         (4)               144,131         159,265
  ------------------------------------------------------------------------------------------------------------
  GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                    1,500,000       1,533,750
  ------------------------------------------------------------------------------------------------------------
  Snap Ltd., 11.50% Sec. Bonds, 1/29/09                                  DEM       2,070,000       1,359,978
  ------------------------------------------------------------------------------------------------------------
  Wilshire Financial Services Group, Inc., 13% Nts., 1/1/04                          600,000         606,000
                                                                                                 -----------
                                                                                                   3,863,493
--------------------------------------------------------------------------------------------------------------
INSURANCE - 0.4%
  ------------------------------------------------------------------------------------------------------------
  Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                (3)               750,000         761,250
--------------------------------------------------------------------------------------------------------------
HOUSING RELATED - 1.4%
--------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.1%
  ------------------------------------------------------------------------------------------------------------
  Building Materials Corp. of America, 8.625% Sr. Nts.,
  12/15/06                                                         (3)               165,000         164,587
--------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 1.3%
  ------------------------------------------------------------------------------------------------------------
  First Place Tower, Inc.:
  9.22% First Mtg. Bonds, 12/15/05                                       CAD         300,400         244,863
  Units (each unit consists of one $10 principal amount of
  8.50% cv. sub. debs., 12/15/15 and 40 common shares)            (11)   CAD         180,660         270,202
  ------------------------------------------------------------------------------------------------------------
  Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec.
  Nts., Series B, 4/1/02                                                           1,200,000       1,296,000
  ------------------------------------------------------------------------------------------------------------
  Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A,
  12/1/11                                                          (3)               700,000         586,687
                                                                                                 -----------
                                                                                                   2,397,752

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                  PRINCIPAL      MARKET VALUE
                                                                                  AMOUNT(1)        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
MANUFACTURING - 2.3%
--------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/COMPUTERS - 1.2%
  ------------------------------------------------------------------------------------------------------------
  Communications & Power Industries, Inc., 12% Sr. Sub.
  Nts., Series B, 8/1/05                                                        $  1,000,000     $ 1,117,500
  ------------------------------------------------------------------------------------------------------------
  Rohr, Inc., 11.625% Sr. Nts., 5/15/03                                              800,000         900,000
  ------------------------------------------------------------------------------------------------------------
  Unisys Corp., 11.75% Sr. Nts., 10/15/04                                            250,000         267,813
                                                                                                 -----------
                                                                                                   2,285,313
--------------------------------------------------------------------------------------------------------------
AUTOMOTIVE - 0.9%
  ------------------------------------------------------------------------------------------------------------
  Aftermarket Technology Corp., 12% Sr. Sub. Nts., Series B,
  8/1/04                                                                             400,000         446,000
  ------------------------------------------------------------------------------------------------------------
  Foamex LP/Foamex Capital Corp., 9.50% Gtd. Sr. Sec. Nts.,
  6/1/00                                                                             240,000         247,200
  ------------------------------------------------------------------------------------------------------------
  Hayes Wheels International, Inc., 11% Sr. Sub. Nts.,
  7/15/06                                                                            400,000         436,000
  ------------------------------------------------------------------------------------------------------------
  Lear Corp., 9.50% Sub. Nts., 7/15/06                                               300,000         321,000
  ------------------------------------------------------------------------------------------------------------
  Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                     225,000         218,250
                                                                                                 -----------
                                                                                                   1,668,450
--------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 0.2%
  ------------------------------------------------------------------------------------------------------------
  Farley, Inc., Zero Coupon Sub. Debs., 14.143%, 12/30/12            (4)(5)          198,000          22,516
  ------------------------------------------------------------------------------------------------------------
  Mettler Toledo, Inc., 9.75% Gtd. Sr. Sub. Nts., 10/1/06                            350,000         369,250
                                                                                                 -----------
                                                                                                     391,766
--------------------------------------------------------------------------------------------------------------
MEDIA - 11.5%
--------------------------------------------------------------------------------------------------------------
BROADCASTING - 2.3%
  ------------------------------------------------------------------------------------------------------------
  American Radio Systems Corp., 9% Sr. Sub. Nts., 2/1/06                             700,000         693,000
  ------------------------------------------------------------------------------------------------------------
  Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                              200,000         203,000
  ------------------------------------------------------------------------------------------------------------
  Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03           (12)         1,000,000       1,104,535
  ------------------------------------------------------------------------------------------------------------
  Paxson Communications Corp., 11.625% Sr. Sub. Nts.,
  10/1/02                                                                            815,000         855,750
  ------------------------------------------------------------------------------------------------------------
  Summit Communications Group, Inc., 10.50% Sr. Sub.
  Debs., 4/15/05                                                      (4)            850,000         928,625
  ------------------------------------------------------------------------------------------------------------
  Young Broadcasting, Inc., 9% Sr. Sub. Nts., Series B,
  1/15/06                                                                            550,000         537,625
                                                                                                 -----------
                                                                                                   4,322,535
--------------------------------------------------------------------------------------------------------------
CABLE TELEVISION - 5.8%
  ------------------------------------------------------------------------------------------------------------
  American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts.,
  6/15/04                                                             (8)             50,106          20,794
  ------------------------------------------------------------------------------------------------------------
  Bell Cablemedia plc:
  0%/11.875% Sr. Disc. Nts., 9/15/05                                  (8)          1,100,000         893,750
  0%/11.95% Sr. Disc. Nts., 7/15/04                                   (8)          1,700,000       1,496,000
  ------------------------------------------------------------------------------------------------------------
  Cablevision Industries Corp., 9.25% Sr. Debs., Series B,
  4/1/08                                                                             600,000         637,107
  ------------------------------------------------------------------------------------------------------------
  Cablevision Systems Corp.:
  10.50% Sr. Sub. Debs., 5/15/16                                                     250,000         260,000
  10.75% Sr. Sub. Debs., 4/1/04                                                      500,000         521,250
  ------------------------------------------------------------------------------------------------------------
  Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
  11/15/07                                                            (8)            800,000         574,000
  ------------------------------------------------------------------------------------------------------------
  Diamond Cable Communications plc:
  0%/11.75% Sr. Disc. Nts., 12/15/05                                  (8)          1,425,000       1,020,656
  0%/13.25% Sr. Disc. Nts., 9/30/04                                   (8)            250,000         206,563

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                  PRINCIPAL      MARKET VALUE
                                                                                  AMOUNT(1)        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
CABLE TELEVISION (CONTINUED)
  ------------------------------------------------------------------------------------------------------------
  EchoStar Communications Corp., 0%/12.875% Sr. Disc.
  Nts., 6/1/04                                                        (8)       $    400,000     $   333,000
  ------------------------------------------------------------------------------------------------------------
  Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
  Series B, 11/1/03                                                   (2)            885,000         907,125
  ------------------------------------------------------------------------------------------------------------
  International CableTel, Inc.:
  0%/10.875% Sr. Deferred Coupon Nts., 10/15/03                       (8)            100,000          85,250
  0%/12.75% Sr. Deferred Coupon Nts., 4/15/05                         (8)            350,000         263,375
  ------------------------------------------------------------------------------------------------------------
  Rogers Cablesystems Ltd.:
  10% Sr. Sec. Second Priority Debs., 12/1/07                                        200,000         212,000
  11% Sr. Sub. Gtd. Debs., 12/1/15                                                   250,000         269,375
  ------------------------------------------------------------------------------------------------------------
  TeleWest plc, 0%/11% Sr. Disc. Debs., 10/1/07                       (8)          4,050,000       2,835,000
  ------------------------------------------------------------------------------------------------------------
  TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                      300,000         324,608
  ------------------------------------------------------------------------------------------------------------
  Videotron Holdings plc, 0%/11% Sr. Disc. Nts., 8/15/05              (8)            250,000         204,375
                                                                                                 -----------
                                                                                                  11,064,228
--------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA - 2.5%
  ------------------------------------------------------------------------------------------------------------
  Ackerley Communications, Inc., 10.75% Sr. Sec. Nts.,
  Series A, 10/1/03                                                                  750,000         798,750
  ------------------------------------------------------------------------------------------------------------
  GSPI Corp., 10.15% First Mtg. Bonds, 6/24/10                        (3)            471,719         443,846
  ------------------------------------------------------------------------------------------------------------
  Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                 350,000         337,750
  ------------------------------------------------------------------------------------------------------------
  Katz Media Corp., 10.50% Sr. Sub. Nts., 1/15/07                     (3)            475,000         486,281
  ------------------------------------------------------------------------------------------------------------
  Lamar Advertising Co., 9.625% Sr. Sub. Nts., 12/1/06                               400,000         416,000
  ------------------------------------------------------------------------------------------------------------
  Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub.
  Disc. Nts., 8/1/03                                                  (8)          1,850,000       1,725,125
  ------------------------------------------------------------------------------------------------------------
  Universal Outdoor, Inc.:
  9.75% Sr. Sub. Nts., 10/15/06                                                      250,000         258,750
  9.75% Sr. Sub. Nts., 10/15/06                                       (3)            250,000         258,125
                                                                                                 -----------
                                                                                                   4,724,627
--------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM - 0.9%
  ------------------------------------------------------------------------------------------------------------
  Imax Corp., 7% Sr. Nts., 3/1/01                                     (6)          1,600,000       1,640,000
--------------------------------------------------------------------------------------------------------------
OTHER - 1.3%
--------------------------------------------------------------------------------------------------------------
CONGLOMERATES - 0.0%
  ------------------------------------------------------------------------------------------------------------
  Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03           (8)            100,000          85,000
--------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL - 0.3%
  ------------------------------------------------------------------------------------------------------------
  Allied Waste North America, Inc., 10.25% Sr. Sub. Nts.,
  12/1/06                                                             (3)            525,000         553,219
--------------------------------------------------------------------------------------------------------------
SERVICES - 1.0%
  ------------------------------------------------------------------------------------------------------------
  Coinstar, Inc., Units (each unit consists of $1,000 principal amount of 0%/13% sr. sub. disc. nts., 10/1/06 and one
  warrant to purchase seven ordinary shares)                       (4)(8)(11)        750,000         526,500
  ------------------------------------------------------------------------------------------------------------
  Iron Mountain, Inc., 10.125% Sr. Sub. Nts., 10/1/06                                500,000         532,500
  ------------------------------------------------------------------------------------------------------------
  Protection One Alarm Monitoring, Inc.:
  0%/13.625% Sr. Disc. Nts., 6/30/05                                  (8)            550,000         525,250
  6.75% Cv. Gtd. Sr. Sub. Nts., 9/15/03                                              390,000         358,800
                                                                                                 -----------
                                                                                                   1,943,050
--------------------------------------------------------------------------------------------------------------
RETAIL - 1.9%
--------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 0.4%
  ------------------------------------------------------------------------------------------------------------
  Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                           630,000         683,550

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                  PRINCIPAL      MARKET VALUE
                                                                                  AMOUNT(1)        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
SUPERMARKETS - 1.5%
  ------------------------------------------------------------------------------------------------------------
  Grand Union Co., 12% Sr. Nts., 9/1/04                                         $    800,000     $   852,000
  ------------------------------------------------------------------------------------------------------------
  Ralph's Grocery Co.:
  10.45% Sr. Nts., 6/15/04                                                           250,000         266,875
  10.45% Sr. Nts., 6/15/04                                                         1,100,000       1,174,250
  ------------------------------------------------------------------------------------------------------------
  Smith's Food & Drug Centers, Inc., 11.25% Sr. Unsec. Sub.
  Nts., 5/15/07                                                                      550,000         610,500
                                                                                                 -----------
                                                                                                   2,903,625
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.3%
--------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 0.4%
  ------------------------------------------------------------------------------------------------------------
  Atlas Air, Inc., 12.25% Pass-Through Certificates, 12/1/02                         750,000         836,250
--------------------------------------------------------------------------------------------------------------
RAILROADS - 0.9%
  ------------------------------------------------------------------------------------------------------------
  Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
  Sr. Disc. Nts., Series B, 12/15/03                                  (8)          2,200,000       1,771,000
--------------------------------------------------------------------------------------------------------------
UTILITIES - 17.0%
--------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.4%
  ------------------------------------------------------------------------------------------------------------
  CalEnergy, Inc., 9.50% Sr. Nts., 9/15/06                            (3)            425,000         440,938
  ------------------------------------------------------------------------------------------------------------
  California Energy, Inc., 0%/10.25% Sr. Disc. Nts., 1/15/04          (8)          1,400,000       1,487,500
  ------------------------------------------------------------------------------------------------------------
  El Paso Electric Co., 9.40% First Mtg. Bonds, Series E,
  5/1/11                                                                           1,000,000       1,075,000
  ------------------------------------------------------------------------------------------------------------
  First PV Funding Corp.:
  10.15% Lease Obligation Bonds, Series 1986B, 1/15/16                               210,000         223,913
  10.30% Lease Obligation Bonds, Series 1986A, 1/15/14                               740,000         789,025
  ------------------------------------------------------------------------------------------------------------
  Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08                                   620,689         648,621
                                                                                                 -----------
                                                                                                   4,664,997
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 14.6%
  ------------------------------------------------------------------------------------------------------------
  American Communications Services, Inc.:
  0%/12.75% Sr. Disc. Nts., 4/1/06                                    (8)            600,000         334,500
  0%/13% Sr. Disc. Nts., 11/1/05                                      (8)            500,000         297,500
  ------------------------------------------------------------------------------------------------------------
  Arch Communications Group, Inc., 0%/10.875% Sr. Disc.
  Nts., 3/15/08                                                       (8)            200,000         115,250
  ------------------------------------------------------------------------------------------------------------
  Brooks Fiber Properties, Inc.:
  0%/10.875% Sr. Disc. Nts., 3/1/06                                   (8)            200,000         134,500
  0%/11.875% Sr. Disc. Nts., 11/1/06                                (3)(8)         2,050,000       1,317,125
  ------------------------------------------------------------------------------------------------------------
  Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04                    (4)(8)         1,025,000         855,875
  ------------------------------------------------------------------------------------------------------------
  CellNet Data Systems, Inc., 0%/13% Sr. Disc. Nts., 6/15/05        (4)(8)           600,000         417,000
  ------------------------------------------------------------------------------------------------------------
  Cellular Communications International, Inc., Zero Coupon
  Sr. Disc. Nts., 12.376%, 8/15/00                                 (5)(9)(13)      3,600,000       2,511,000
  ------------------------------------------------------------------------------------------------------------
  Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03               (8)          2,000,000       1,830,000
  ------------------------------------------------------------------------------------------------------------
  Central Temica Guemes, 12% Bonds, 11/26/01                          (4)            200,000         203,000
  ------------------------------------------------------------------------------------------------------------
  Colt Telecom Group plc, Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts., 12/15/06 and one
  warrant to purchase 7.8 ordinary shares)                          (8)(11)        1,100,000         665,500
  ------------------------------------------------------------------------------------------------------------
  Comunicacion Celular SA, 0%/13.125% Sr. Deferred
  Coupon Bonds, 11/15/03                                              (8)            875,000         581,875
  ------------------------------------------------------------------------------------------------------------
  Geotek Communications, Inc., 0%/15% Sr. Sec. Disc. Nts.,
  7/15/05                                                             (8)          1,350,000         857,250
  ------------------------------------------------------------------------------------------------------------
  GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub.
  Disc. Nts., 12/15/05                                              (3)(8)           178,000         115,700

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                  PRINCIPAL      MARKET VALUE
                                                                                  AMOUNT(1)        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
  ------------------------------------------------------------------------------------------------------------
  GST USA, Inc., 0%/13.875% Bonds, 12/15/05                           (8)       $  1,499,000     $   921,885
  ------------------------------------------------------------------------------------------------------------
  Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts.,
  Series B, 4/15/03                                                   (8)            100,000          57,250
  ------------------------------------------------------------------------------------------------------------
  IntelCom Group (USA), Inc.:
  0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06                               (8)            150,000          98,625
  0%/13.50% Sr. Disc. Nts., 9/15/05                                   (8)          1,550,000       1,108,250
  ------------------------------------------------------------------------------------------------------------
  Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                  1,225,000       1,047,375
  ------------------------------------------------------------------------------------------------------------
  MFS Communications Co., Inc., 0%/9.375% Sr. Disc. Nts.,
  1/15/04                                                             (8)          1,650,000       1,443,750
  ------------------------------------------------------------------------------------------------------------
  Occidente y Caribe Celular SA, Units (each unit consists of
  $1,000 principal amount of 0%/14% sr. disc. nts., 3/15/04
  and one warrant to purchase 5.709 ordinary shares)               (3)(8)(11)        300,000         181,500
  ------------------------------------------------------------------------------------------------------------
  Omnipoint Corp.:
  11.625% Sr. Nts., 8/15/06                                                          700,000         731,500
  11.625% Sr. Nts., 8/15/06                                           (3)            500,000         522,500
  ------------------------------------------------------------------------------------------------------------
  ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr.
  Nts., 8/15/04                                                       (3)          1,060,000       1,078,550
  ------------------------------------------------------------------------------------------------------------
  Petersburg Long Distance, Inc.:
  9% Cv. Sub. Nts., 6/1/06                                            (3)            170,000         179,350
  Units (each unit consists of $1,000 principal amount of
  0%/14% sr. disc. nts., 6/1/04 and one warrant to purchase 34
  ordinary shares)                                                 (3)(8)(11)      1,150,000         948,750
  ------------------------------------------------------------------------------------------------------------
  PriCellular Wireless Corp.:
  0%/12.25% Sr. Sub. Disc. Nts., 10/1/03                              (8)            500,000         430,000
  0%/14% Sr. Sub. Disc. Nts., 11/15/01                                (8)          1,750,000       1,710,625
  10.75% Sr. Nts., 11/1/04                                            (3)            800,000         834,000
  ------------------------------------------------------------------------------------------------------------
  Real Time Data, Inc., Units (each unit consists of $1,000
  principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and
  one warrant to purchase six ordinary shares)                     (4)(8)(11)      1,900,000       1,045,000
  ------------------------------------------------------------------------------------------------------------
  Sprint Spectrum LP/Sprint Spectrum Finance Corp.,
  0%/12.50% Sr. Disc. Nts., 8/15/06                                   (8)          1,350,000         914,625
  ------------------------------------------------------------------------------------------------------------
  Teleport Communications Group, Inc.:
  0%/11.125% Sr. Disc. Nts., 7/1/07                                   (8)          2,975,000       2,052,750
  9.875% Sr. Nts., 7/1/06                                                            300,000         322,500
  ------------------------------------------------------------------------------------------------------------
  USA Mobile Communications, Inc. II, 9.50% Sr. Nts.,
  2/1/04                                                                             150,000         143,250
  ------------------------------------------------------------------------------------------------------------
  Western Wireless Corp.:
  10.50% Sr. Sub. Nts., 2/1/07                                        (3)            350,000         367,063
  10.50% Sr. Sub. Nts., 6/1/06                                        (9)          1,400,000       1,471,750
                                                                                                 -----------
                                                                                                  27,846,923
                                                                                                 -----------
  Total Corporate Bonds and Notes (Cost $110,703,118)                                            116,688,823

                                                                                     SHARES
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 1.7%
--------------------------------------------------------------------------------------------------------------
  Berg Electronics Corp.                                            (3)(14)           11,246         330,351
  ------------------------------------------------------------------------------------------------------------
  Celcaribe SA                                                      (4)(14)          121,950         207,315
  ------------------------------------------------------------------------------------------------------------
  EchoStar Communications Corp., Cl. A                               (14)              4,000          88,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 MARKET VALUE
                                                                                    SHARES         (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
  ECM Fund, L.P.I.                                                    (4)                150     $   150,750
  ------------------------------------------------------------------------------------------------------------
  El Paso Electric Co.                                               (14)             12,384          80,496
  ------------------------------------------------------------------------------------------------------------
  Equitable Bag, Inc.                                               (4)(14)            3,723          18,615
  ------------------------------------------------------------------------------------------------------------
  Gillett Holdings, Inc.                                            (4)(14)           22,355         804,780
  ------------------------------------------------------------------------------------------------------------
  Grand Union Co.                                                    (14)             20,511         102,555
  ------------------------------------------------------------------------------------------------------------
  GST Telecommunications, Inc.                                       (14)              8,800          78,100
  ------------------------------------------------------------------------------------------------------------
  J. Ray McDermott SA                                                (14)             10,965         241,230
  ------------------------------------------------------------------------------------------------------------
  MFS Communications, Inc.                                           (14)                147           8,011
  ------------------------------------------------------------------------------------------------------------
  Omnipoint Corp.                                                   (4)(14)           46,875         857,227
  ------------------------------------------------------------------------------------------------------------
  Triangle Wire & Cable, Inc.                                       (4)(14)           21,111          21,111
  ------------------------------------------------------------------------------------------------------------
  Walter Industries, Inc.                                            (14)             18,455         260,677
                                                                                                 -----------
  Total Common Stocks (Cost $2,637,945)                                                            3,249,218

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 7.9%
--------------------------------------------------------------------------------------------------------------
  BankAmerica Corp., 8.375%, Series K                                                 13,000         328,250
  ------------------------------------------------------------------------------------------------------------
  BankUnited Capital Trust Preferred Securities                       (3)                600         600,750
  ------------------------------------------------------------------------------------------------------------
  Cablevision Systems Corp., 8.50% Cum. Cv., Series I                                 14,600         299,300
  ------------------------------------------------------------------------------------------------------------
  California Federal Bank, 10.625% Non-Cum., Series B                                  9,500       1,054,500
  ------------------------------------------------------------------------------------------------------------
  CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock,
  Series B                                                                            37,000       1,073,000
  ------------------------------------------------------------------------------------------------------------
  Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C           (4)(15)           90,000         900,000
  ------------------------------------------------------------------------------------------------------------
  El Paso Electric Co., 11.40% Series A Preferred Stock              (15)              5,367         601,104
  ------------------------------------------------------------------------------------------------------------
  Fidelity Federal Bank, 12% Non-Cum. Exchangeable
  Perpetual Preferred Stock, Series A                                 (4)             20,000         565,000
  ------------------------------------------------------------------------------------------------------------
  First Nationwide Bank, 11.50% Non-Cum.                                               6,000         688,500
  ------------------------------------------------------------------------------------------------------------
  Fresenius Medical Care Trust, 9% Preferred Securities                            2,260,000       2,305,200
  ------------------------------------------------------------------------------------------------------------
  Glendale Federal Bank, F.S.B., 8.75% Non-Cum. Cv.,
  Series E                                                                            16,500         969,375
  ------------------------------------------------------------------------------------------------------------
  K-III Communications Corp., $11.625 Exchangeable,
  Series B                                                          (4)(15)            8,423         852,849
  ------------------------------------------------------------------------------------------------------------
  Kelley Oil & Gas Corp., $2.625 Cv.                                 (14)             13,000         310,375
  ------------------------------------------------------------------------------------------------------------
  Navistar International Corp., $6.00 Cv., Series G                                    2,500         141,250
  ------------------------------------------------------------------------------------------------------------
  Panamsat Corp., 12.75% Sr. Preferred Exchangeable                 (4)(15)            1,450       1,779,875
  ------------------------------------------------------------------------------------------------------------
  Pantry Pride, Inc., $14.875 Exchangeable, Series B                                   2,000         201,000
  ------------------------------------------------------------------------------------------------------------
  Prime Retail, Inc., $19.00 Cv., Series B                                             7,000         152,250
  ------------------------------------------------------------------------------------------------------------
  SDW Holdings Corp., 15% Cum. Sr. Exchangeable
  Preferred Stock                                                     (4)             37,500       1,312,500
  ------------------------------------------------------------------------------------------------------------
  Walden Residential Properties, Inc.:
  Preferred Stock                                                                      5,000         120,625
  9.16% Cv. Preferred Stock, Series B                                                 30,000         866,250
                                                                                                 -----------
  Total Preferred Stocks (Cost $13,725,104)                                                       15,121,953

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
OTHER SECURITIES - 0.6%
--------------------------------------------------------------------------------------------------------------
  MFS Communications Co., Inc., 8% Cv. Depositary Shares
  each Representing 1/100 Share of Dividend Enhanced
  Convertible Stock (Cost $968,719)                                                   13,000       1,186,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 MARKET VALUE
                                                                                    UNITS          (NOTE 1)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.5%
--------------------------------------------------------------------------------------------------------------
  American Communications Services, Inc. Wts., Exp. 11/05                                475     $    42,750
  ------------------------------------------------------------------------------------------------------------
  American Telecasting, Inc. Wts., Exp. 6/99                                           6,000          10,500
  ------------------------------------------------------------------------------------------------------------
  Ames Department Stores, Inc.:
  Excess Cash Flow Payment Certificates, Series AG-7A                (4)              12,400             124
  Litigation Trust                                                   (4)              39,658             397
  ------------------------------------------------------------------------------------------------------------
  Australis Media Ltd. Wts., Exp. 5/00                               (4)                 125               1
  ------------------------------------------------------------------------------------------------------------
  Capital Gaming International, Inc. Wts., Exp. 2/99                 (4)              21,112             327
  ------------------------------------------------------------------------------------------------------------
  CellNet Data Systems, Inc. Wts., Exp. 6/05                         (3)               4,800          70,200
  ------------------------------------------------------------------------------------------------------------
  Cellular Communications International, Inc. Wts., Exp. 8/03        (4)               2,920          58,400
  ------------------------------------------------------------------------------------------------------------
  Comunicacion Celular SA Wts., Exp. 11/03                           (4)                 875          65,625
  ------------------------------------------------------------------------------------------------------------
  Eye Care Centers of America, Inc. Wts., Exp. 10/03                 (4)                 630           2,835
  ------------------------------------------------------------------------------------------------------------
  Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99                     (4)                 500          15,000
  ------------------------------------------------------------------------------------------------------------
  Gaylord Container Corp. Wts., Exp. 11/02                                            14,410          88,261
  ------------------------------------------------------------------------------------------------------------
  Geotek Communications, Inc. Wts., Exp. 7/05                                         52,500         131,250
  ------------------------------------------------------------------------------------------------------------
  Hyperion Telecommunications, Inc. Wts., Exp. 4/01                  (4)                 100           2,000
  ------------------------------------------------------------------------------------------------------------
  Icon Health & Fitness, Inc. Wts., Exp. 11/99                       (4)                 400          20,000
  ------------------------------------------------------------------------------------------------------------
  IHF Holdings, Inc. Wts., Exp. 11/99                                (4)                 250          37,500
  ------------------------------------------------------------------------------------------------------------
  In-Flight Phone Corp. Wts., Exp. 8/02                                                  950              --
  ------------------------------------------------------------------------------------------------------------
  IntelCom Group, Inc. Wts., Exp. 9/05                                                 5,940          53,460
  ------------------------------------------------------------------------------------------------------------
  Jewel Recovery LP, Participation Units of Limited Partners'
  Interest                                                                             2,360              --
  ------------------------------------------------------------------------------------------------------------
  Omnipoint Corp. Wts., Exp. 11/00                                   (4)               7,500         137,157
  ------------------------------------------------------------------------------------------------------------
  Protection One, Inc. Wts.:
  Exp. 11/03                                                         (4)              28,000         175,000
  Exp. 6/05                                                          (4)               1,600          13,200
  ------------------------------------------------------------------------------------------------------------
  SDW Holdings Corp., Cl. B Wts., Exp. 12/06                         (4)               3,750          48,750
  ------------------------------------------------------------------------------------------------------------
  Trizec Corp. Wts., Exp. 7/99                                                         3,970          16,944
  ------------------------------------------------------------------------------------------------------------
  United International Securities Ltd. Wts., Exp. 11/99              (4)               1,440          28,800
  ------------------------------------------------------------------------------------------------------------
  Venezuela Government Wts., Exp. 4/20                                                 1,250              --
                                                                                                 -----------
  Total Rights, Warrants and Certificates (Cost $399,755)                                          1,018,481

                                                                                  PRINCIPAL
                                                                                  AMOUNT(1)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 3.4%
--------------------------------------------------------------------------------------------------------------
  Bayerische Landesbank Girozentrale, New York Branch,
  6.28% Deutsche Mark Currency Protected Yield Curve CD,
  7/25/97                                                                       $    300,000         298,950
  ------------------------------------------------------------------------------------------------------------
  Canadian Imperial Bank of Commerce, New York Branch:
  16.75% CD, 4/16/97 (indexed to the Federation GKO, Zero
  Coupon, 4/9/97)                                                    (4)             800,000         797,600
  17% CD, 2/26/97 (indexed to the Federation GKO, Zero
  Coupon, 2/19/97)                                                   (4)             250,000         249,625
  17% CD, 4/2/97 (indexed to the Russian Federation GKO,
  Zero Coupon, 3/26/97)                                                              400,000         399,000
  17.30% CD, 2/26/97 (indexed to the Federation GKO, Zero
  Coupon, 2/19/97)                                                   (4)             300,000         299,550

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                  PRINCIPAL      MARKET VALUE
                                                                                  AMOUNT(1)        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
  ING (U.S.) Financial Holdings Corp., Zero Coupon:
  Korean Won/U.S. Dollar Linked Nts., 10.871%, 6/9/97                (5)        $    200,000     $   185,960
  Nts. Linked to the Greek Drachma/Swiss Franc Exchange
  Rate, 14.829%, 12/4/97                                             (5)             600,000         509,040
  Nts., Linked to Greek Drachma/Swiss Franc Exchange Rate,
  14.437%, 12/10/97                                                  (5)             285,000         243,048
  ------------------------------------------------------------------------------------------------------------
  Internationale Nederlanden (U.S.) Capital Holdings Corp.,
  Zero Coupon:
  Chilean Peso Linked Nts., 11.813%, 6/23/97                         (5)             420,000         384,468
  Czech Koruna Linked Nts., 11.911%, 6/26/97                         (5)             350,000         333,585
  ------------------------------------------------------------------------------------------------------------
  Lehman Brothers Holdings:
  U.S. Dollar Nts. Linked to Czech Koruna/Swiss Franc, 15%,
  12/21/98                                                                           100,000          99,920
  Zero Coupon, U.S. Dollar Nts. Linked to:
  Czech Koruna/Swiss Franc, 15.411%, 12/29/97                        (5)             500,000         500,900
  Greek Drachma/Swiss Franc, 15.453%, 12/26/97                       (5)             400,000         399,440
  Greek Drachma/Swiss Franc, 15.499%, 12/30/97                       (5)             200,000         200,000
  Greek Drachma/Swiss Franc, 15.639%, 12/23/97                       (5)             400,000         398,640
  ------------------------------------------------------------------------------------------------------------
  Salomon Brothers, Inc., Zero Coupon Brazilian Credit
  Linked Nts., 12.677%, 1/3/97 (indexed to the Brazilian
  National Treasury Nts., Zero Coupon, 1/2/97)                       (5)             800,000         799,680
  ------------------------------------------------------------------------------------------------------------
  Swiss Bank Corp., New York Branch, 6.05% CD, 6/20/97
  (indexed to the closing Nikkei 225 Index on 1/23/97, 5 yr. &
  3 mos. Japanese Yen Swap rate & New Zealand Dollar)                                450,000         459,225
                                                                                                 -----------
  Total Structured Instruments (Cost $6,588,493)                                                   6,558,631

                                                               DATE      STRIKE       CONTRACTS
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - 0.0%
--------------------------------------------------------------------------------------------------------------
  Australian Dollar Put Opt.                                   1/97     1.28AUD          770,000       1,040
  ------------------------------------------------------------------------------------------------------------
  Australian Dollar Put Opt.                                   2/97     1.282AUD         770,000       2,041
  ------------------------------------------------------------------------------------------------------------
  Deutsche Mark Put Opt.                                       2/97     1.545DEM       6,160,000      33,855
  ------------------------------------------------------------------------------------------------------------
  Italy (Republic of) Treasury Bonds, Buoni del Tesoro
  Poliennali, 9.50%, 2/1/06 Put Opt.                           7/97     99.96%ITL            480         336
  ------------------------------------------------------------------------------------------------------------
  Japanese Yen Put Opt.                                        3/97     115JPY       165,000,000      22,770
  ------------------------------------------------------------------------------------------------------------
  New Zealand Dollar Put Opt.                                  3/97     1.4286NZD        573,000       3,461
  ------------------------------------------------------------------------------------------------------------
  New Zealand Dollar Put Opt.                                  3/97     1.44NZD          205,700         749
  ------------------------------------------------------------------------------------------------------------
  New Zealand Dollar Put Opt.                                  3/97     1.453NZD          91,500         210
                                                                                                 -----------
  Total Put Options Purchased (Cost $104,672)                                                         64,462

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                  PRINCIPAL      MARKET VALUE
                                                                                  AMOUNT(1)        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 6.8%
--------------------------------------------------------------------------------------------------------------
  Repurchase agreement with Goldman, Sachs & Co.,
  6.52%, dated 12/31/96, to be repurchased at $12,904,673
  on 1/2/97, collateralized by U.S. Treasury Nts.,
  5.50%-7.50%, 7/15/99-8/15/05, with a value of $13,195,771
  (Cost $12,900,000)                                                            $ 12,900,000     $ 12,900,000
  ------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS, AT VALUE (COST $178,526,490)                                       98.8%     188,944,878
  ------------------------------------------------------------------------------------------------------------
  OTHER ASSETS NET OF LIABILITIES                                                        1.2        2,348,495
                                                                                ------------     ------------
  NET ASSETS                                                                           100.0%    $191,293,373
                                                                                ------------     ------------
                                                                                ------------     ------------

  1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

      ARP - Argentine Peso                             JPY - Japanese Yen
      AUD - Australian Dollar                          MXP - Mexican Peso
      CAD - Canadian Dollar                            MYR - Malaysian Ringgit
      DEM - German Deutsche Mark                       NOK - Norwegian Krone
      DKK - Danish Krone                               NZD - New Zealand Dollar
      GBP - British Pound Sterling                     PTE - Portuguese Escudo
      IDR - Indonesian Rupiah                          SEK - Swedish Krona
      ITL - Italian Lira                               ZAR - South African Rand

  2.  Represents the current interest rate for a variable rate security.

  3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $17,341,932 or 9.07% of the Fund's net assets, at December 31, 1996.

  4. Identifies issues considered to be illiquid - See applicable note of Notes to Financial Statements.

  5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

  6.  Represents the current interest rate for an increasing rate security.

  7.  When-issued security to be delivered and settled after December 31, 1996.

  8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

  9. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                            CONTRACTS/PRINCIPAL
                                                  SUBJECT           EXPIRATION      EXERCISE     PREMIUM      MARKET VALUE
                                                  TO CALL              DATE          PRICE       RECEIVED       (NOTE 1)
  ---------------------------------------------------------------------------------------------------------------------------
  Call option on Australian Dollar                626,780              1/97        1.2285AUD     $ 4,043        $    63
  Call option on British Pound Sterling           300,000              1/97        1.632GBP        6,756         23,970
  Call option on British Pound Sterling           600,000              3/97        1.69GBP        11,040         20,004
  Call option on British Pound Sterling           200,000              3/97        1.71GBP         3,906          6,220
  Call option on Morocco (Kingdom of)
  Loan Participation Agreement,
  Tranche A, 6.437%, 1/1/09                       990,000              1/97        79.88%         10,791         29,700
  Call option on New Zealand Dollar               205,700              3/97        1.4194NZD       1,327          1,483
  Call option on New Zealand Dollar               573,000              3/97        1.4124NZD       3,782          3,364
  Call option on New Zealand Dollar                91,500              3/97        1.4276NZD         640            866
                                                                                                 -------        -------
                                                                                                 $42,285        $85,670
                                                                                                 -------        -------
                                                                                                 -------        -------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

  10.  Non-income producing--issuer is in default of interest payment.

  11. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

  12. Securities with an aggregate market value of $104,535 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See applicable note of Notes to Financial Statements.

  13. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See applicable note of Notes to Financial Statements.

  14.  Non-income producing security.

  15.  Interest or dividend is paid in kind.














  See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

                                                                                       PRINCIPAL    MARKET VALUE
                                                                                       AMOUNT(1)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES - 0.2%
------------------------------------------------------------------------------------------------------------------
    General Motors Acceptance Corp., 7.75%, 4/15/97
    (Cost $733,498)                                                                $       700,000   $    733,498
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 26.2%
------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY - 18.9%
------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 13.2%
    --------------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.:
    Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
    Participation Certificates:
    Series 1712, Cl. B, 6%, 3/15/09                                                      1,000,000        928,430
    Series 1714, Cl. M, 7%, 8/15/23                                                      2,000,000      1,898,740
    7%, 4/1/26                                                                           5,078,575      4,985,942
    Interest-Only Stripped Mtg.-Backed Security, Trust 177, Cl. B:
    14.13%, 7/1/26                                                      (2)              6,902,607      2,409,441
    14.341%, 7/15/26                                                    (2)              3,155,477      1,101,459
    --------------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn.:
    6.50%, 3/1/11                                                                          928,945        912,281
    7%, 11/1/25                                                                          1,839,735      1,800,733
    7%, 11/1/25                                                                          7,646,654      7,484,545
    7%, 4/1/04                                                                             404,189        408,094
    7.50%, 1/1/08                                                                          344,370        350,324
    7.50%, 1/1/26                                                                        4,860,349      4,864,772
    7.50%, 1/15/27                                                      (3)             23,200,000     23,185,616
    7.50%, 4/1/08                                                                          269,575        274,237
    8%, 5/1/17                                                                             784,672        811,021
    Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
    Investment Conduit Pass-Through Certificates:
    8.75%, 11/25/05                                                                      3,000,000      3,124,680
    10.40%, 4/25/19                                                                      1,565,940      1,689,258
                                                                                                     ------------
                                                                                                       56,229,573
------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED - 5.7%
    --------------------------------------------------------------------------------------------------------------
    Government National Mortgage Assn.:
    6%, 10/20/25                                                                         4,710,209      4,818,403
    7%, 1/15/09-10/20/24                                                                 9,630,297      9,582,739
    7.50%, 7/15/26                                                                       9,903,936      9,915,128
                                                                                                     ------------
                                                                                                       24,316,270
------------------------------------------------------------------------------------------------------------------
PRIVATE - 7.3%
------------------------------------------------------------------------------------------------------------------
COMMERCIAL - 6.0%
    --------------------------------------------------------------------------------------------------------------
    Commercial Mortgage Acceptance Corp., Collateralized Mtg.
    Obligation, Series 1996-C1, Cl. D, 7.605%, 12/25/20              (4)(5)              2,500,000      2,515,625
    --------------------------------------------------------------------------------------------------------------
    Criimi Mae Financial Corp., Collateralized Mtg. Obligations,
    Trust I, Cl. A-2, 7.56%, 8/30/05                                    (4)              2,000,000      1,996,250
    --------------------------------------------------------------------------------------------------------------
    FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-
    Through Certificates, Series 1994-C1:
    Cl. 2-D, 8.70%, 9/25/25                                             (5)              1,500,000      1,580,156
    Cl. 2-E, 8.70%, 9/25/25                                             (5)              1,500,000      1,573,594

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                       PRINCIPAL    MARKET VALUE
                                                                                       AMOUNT(1)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------
COMMERCIAL (CONTINUED)
    --------------------------------------------------------------------------------------------------------------
    Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-
    Through Certificates, Series 1995-C2, Cl. C, 7.629%, 6/15/21        (4)        $       894,334   $    905,164
    --------------------------------------------------------------------------------------------------------------
    Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-
    Through Certificates, Series 1996-C1, Cl. D-1, 7.51%, 2/15/28    (4)(5)              1,000,000        983,125
    --------------------------------------------------------------------------------------------------------------
    NationsCommercial Corp., NB Commercial Mtg. Pass-Through
    Certificates, Series-DMC:
    Cl. B, 8.562%, 8/12/11                                              (5)              1,600,000      1,629,750
    Cl. C, 8.921%, 8/12/11                                              (5)              3,500,000      3,563,437
    --------------------------------------------------------------------------------------------------------------
    Potomac Gurnee Financial Corp., Commercial Mtg. Pass-
    Through Certificates:
    Cl. C, 7.217%, 12/21/26                                                                250,000        250,078
    Cl. D, 7.685%, 12/21/26                                                                500,000        500,156
    --------------------------------------------------------------------------------------------------------------
    Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
    Series 1992-CHF, Cl. C, 8.25%, 12/25/20                                              1,008,390      1,019,735
    Series 1994-C1, Cl. C, 8%, 6/25/26                                                   1,500,000      1,542,422
    Series 1995-C1, Cl. D, 6.90%, 2/25/27                                                3,000,000      2,827,266
    --------------------------------------------------------------------------------------------------------------
    Structured Asset Securities Corp., Multiclass Pass-Through
    Certificates:
    Series 1996-C3, Cl. C, 7.375%, 6/25/30                           (4)(5)              3,000,000      2,992,500
    Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                              1,800,000      1,784,250
                                                                                                     -------------
                                                                                                       25,663,508
------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING - 0.2%
    --------------------------------------------------------------------------------------------------------------
    Green Tree Financial Corp., Series 1994-6, Cl. A3, 7.70%, 1/15/20                    1,000,000      1,015,620
------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY - 0.8%
    --------------------------------------------------------------------------------------------------------------
    Countrywide Funding Corp., Series 1993-12, Cl. B1, 6.625%, 2/25/24                   1,000,000        917,109
    --------------------------------------------------------------------------------------------------------------
    Merrill Lynch Trust, Collateralized Mtg. Obligations,
    Gtd. Multiclass Mtg. Participation Certificates,
    Series 43, Cl. E, 6.50%, 8/27/15                                                       500,000        485,465
    --------------------------------------------------------------------------------------------------------------
    Resolution Trust Corp., Commercial Mtg. Pass-Through
    Certificates, Series 1991-M5, Cl. A, 9%, 3/25/17                                     1,846,874      1,903,146
                                                                                                     -------------
                                                                                                        3,305,720
------------------------------------------------------------------------------------------------------------------
OTHER - 0.1%
    --------------------------------------------------------------------------------------------------------------
    GE Capital Mortgage Services, Inc., Series 1994-14, Cl. A1,
    6.50%, 4/25/24                                                                         141,512        141,070
    --------------------------------------------------------------------------------------------------------------
    Salomon Brothers Mortgage Securities VI:
    Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B:
    6.113%, 10/23/17                                                    (2)                 98,443         31,871
    6.113%, 10/23/17                                                    (2)                 34,999         11,331
    Principal-Only Stripped Mtg.-Backed Security,
    Series 1987-3, Cl. A, Zero Coupon:
    9.543%, 10/23/17                                                    (6)                143,993        100,480
    8.411%, 10/23/17                                                    (6)                 51,121         35,673
                                                                                                     ------------
                                                                                                          320,425

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                       PRINCIPAL    MARKET VALUE
                                                                                       AMOUNT(1)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
RESIDENTIAL - 0.2%
    --------------------------------------------------------------------------------------------------------------
    Contimortgage Home Equity Loan Trust, Series 1995-2,
    Cl. A2, 7.95%, 4/15/10                                                         $       547,848   $    552,813
    --------------------------------------------------------------------------------------------------------------
    Ryland Mortgage Securities Corp. III, Sub. Bonds,
    Series 1992-A, Cl. 1A, 8.285%, 3/29/30                              (4)                378,157        378,040
                                                                                                     ------------
                                                                                                          930,853
                                                                                                     ------------
    Total Mortgage-Backed Obligations (Cost $110,759,887)                                             111,781,969
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 38.8%
------------------------------------------------------------------------------------------------------------------
    U.S. Treasury Bonds:
    10.375%, 11/15/09-11/15/12                                                           1,000,000      1,262,188
    12.75%, 11/15/10                                                                     1,000,000      1,415,938
    6.75%, 8/15/26                                                                       5,000,000      5,035,940
    6.875%, 8/15/25                                                                      3,500,000      3,567,816
    7.125%, 2/15/23                                                                      4,500,000      4,696,879
    7.50%, 11/15/16                                                                      9,200,000      9,959,008
    8%, 11/15/21                                                                         5,000,000      5,732,815
    8.125%, 8/15/19                                                                      2,800,000      3,236,626
    8.875%, 8/15/17                                                                      1,500,000      1,852,032
    9.25%, 2/15/16                                                                       1,000,000      1,269,063
    STRIPS, Zero Coupon:
    7.144%, 5/15/15                                                     (7)              1,500,000        432,256
    7.142%, 8/15/14                                                     (7)              5,000,000      1,520,869
    --------------------------------------------------------------------------------------------------------------
    U.S. Treasury Nts.:
    5.125%, 11/30/98                                                                       500,000        493,125
    5.75%, 8/15/03                                                                         470,000        456,047
    5.875%, 4/30/98                                                                      2,500,000      2,498,440
    6%, 8/31/97-12/31/97                                                                26,000,000     26,032,524
    6.375%, 6/30/97                                                     (8)              1,000,000      1,003,751
    6.375%, 3/31/01-8/15/02                                                              2,000,000      2,013,752
    6.50%, 4/30/99-10/15/06                                                             31,500,000     31,715,643
    6.75%, 6/30/99                                                      (9)             22,150,000     22,544,557
    6.875%, 3/31/00                                                                        500,000        511,407
    7.25%, 5/15/04                                                                       1,000,000      1,052,813
    7.25%, 8/15/04                                                     (10)             12,750,000     13,427,355
    7.375%, 11/15/97                                                                     2,000,000      2,023,752
    7.50%, 11/15/01-2/15/05                                                             15,150,000     16,157,358
    7.875%, 11/15/04                                                                     2,000,000      2,183,126
    8.50%, 5/15/97-7/15/97                                                               1,000,000      1,012,500
    9.25%, 8/15/98                                                      (8)              2,000,000      2,101,252
                                                                                                     -------------
    Total U.S. Government Obligations (Cost $162,639,776)                                             165,208,832
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 15.4%
------------------------------------------------------------------------------------------------------------------
    Bonos de la Tesoreria de la Federacion, Zero Coupon:
    25.785%, 11/6/97                                                    (7)MXP           8,000,000        833,280
    24.602%, 12/4/97                                                    (7)MXP           9,915,000      1,015,679
    37.786%,  3/6/97                                                    (7)MXP           5,300,000        643,949

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                       PRINCIPAL    MARKET VALUE
                                                                                       AMOUNT(1)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 15.4%
------------------------------------------------------------------------------------------------------------------
    Bonos de la Tesoreria de la Federacion, Zero Coupon:
    28.589%, 7/31/97                                                    (7)MXP           5,200,000   $    574,528
    27.799%, 9/4/97                                                     (7)MXP           6,820,000        740,780
    --------------------------------------------------------------------------------------------------------------
    Canada (Government of) Debs., 10.50%, 7/1/00                           CAD           5,180,000      4,433,139
    --------------------------------------------------------------------------------------------------------------
    Corporacion Andina de Fomento Sr. Unsec. Debs.:
    6.625%, 10/14/98                                                   (11)              1,000,000      1,004,050
    7.25%, 4/30/98                                                     (11)              1,000,000      1,012,425
    --------------------------------------------------------------------------------------------------------------
    Denmark (Kingdom of) Bonds, 8%, 11/15/01                               DKK          26,800,000      5,042,968
    --------------------------------------------------------------------------------------------------------------
    Financiera Energetica Nacional SA:
    Eurobonds, 9.375%, 6/15/06                                         (11)              2,350,000      2,507,744
    Nts., 9.375%, 6/15/06                                                                  700,000        746,987
    --------------------------------------------------------------------------------------------------------------
    Germany (Republic of) Bonds, Series 90, 8.50%, 8/21/00                 DEM           4,500,000      3,318,552
    --------------------------------------------------------------------------------------------------------------
    Italy (Republic of):
    Sr. Unsec. Unsub. Global Bonds, 0.563%, 7/26/99                     (4)JPY         434,000,000      3,758,566
    Treasury Bonds, Buoni del Tesoro Poliennali,
    10.50%, 11/1/98                                                        ITL       3,425,000,000      2,412,175
    --------------------------------------------------------------------------------------------------------------
    Landesbank Rheinland-Pfalz-Girozentrale Bonds, 5.75%, 10/16/03         DEM           3,400,000      2,229,975
    --------------------------------------------------------------------------------------------------------------
    Netherlands (Government of) Bonds, 8.75%, 9/15/01                      NLG             900,000        608,503
    --------------------------------------------------------------------------------------------------------------
    New Zealand (Government of):
    Bonds, 8%, 4/15/04                                                     NZD           1,345,000        992,717
    Index Linked Bonds, 4.60%, 2/15/16                                  (4)NZD             333,000        230,518
    --------------------------------------------------------------------------------------------------------------
    Norwegian Government Bonds, 9.50%, 10/31/02                            NOK          17,135,000      3,205,142
    --------------------------------------------------------------------------------------------------------------
    Ontario, Canada (Province of) Bonds, 8%, 10/17/01                                      750,000        797,737
    --------------------------------------------------------------------------------------------------------------
    Poland (Republic of) Disc. Bonds, 6.50%, 10/27/24                   (4)              7,250,000      7,059,687
    --------------------------------------------------------------------------------------------------------------
    Portugal (Republic of) Gtd. Bonds, Obrigicion do tes Medio Prazo,
     11.625%, 2/23/98                                                      PTE         259,000,000      1,769,583
    --------------------------------------------------------------------------------------------------------------
    South Africa (Republic of) Debs., 9.625%, 12/15/99                                   1,000,000      1,066,250
    --------------------------------------------------------------------------------------------------------------
    Sweden (Kingdom of) Bonds, Series 1030, 13%, 6/15/01                   SEK           5,200,000        981,896
    --------------------------------------------------------------------------------------------------------------
    Telkom SA Ltd. Bonds, Series TK05, 12%, 3/31/98                        ZAR           2,390,000        486,614
    --------------------------------------------------------------------------------------------------------------
    Treasury Corp. of Victoria Gtd. Bonds, 12%, 9/22/01                    AUD           2,885,000      2,740,252
    --------------------------------------------------------------------------------------------------------------
    United Kingdom Treasury Nts., 12.50%, 11/21/05                         GBP           3,365,000      7,302,580
    --------------------------------------------------------------------------------------------------------------
    United Mexican States Bonds, 7.688%, 8/6/01                      (4)(11)             8,000,000      8,030,000
                                                                                                     -------------
    Total Foreign Government Obligations (Cost $64,734,768)                                            65,546,276
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS - 0.3%
------------------------------------------------------------------------------------------------------------------
    Colombia (Republic of) 1989-1990 Integrated Loan Facility
    Bonds, 6.563%, 7/1/01 (Cost $1,335,840)                          (4)(5)              1,428,800      1,364,504
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 0.4%
------------------------------------------------------------------------------------------------------------------
    Dade County, FL Educational Facilities Authority:
    Exchangeable Revenue Bonds, University of Miami,
    Prerefunded, MBIA Insured, 7.65%, 4/1/10                                               175,000        195,919
    Revenue Bonds, University of Miami, MBIA Insured, 7.65%, 4/1/10                        205,000        226,960

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                       PRINCIPAL    MARKET VALUE
                                                                                       AMOUNT(1)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
------------------------------------------------------------------------------------------------------------------
    Dade County, FL Educational Facilities Authority:  (Continued)
    Taxable Exchange Revenue Bonds, University of Miami,
    MBIA Insured, 9.70%, 4/1/10                                                         $  120,000     $  132,854
    --------------------------------------------------------------------------------------------------------------
    Pinole, CA Redevelopment Agency Tax Allocation
    Taxable Bonds, Pinole Vista Redevelopment,
    Series B, 8.35%, 8/1/17                                                                670,000        702,703
    --------------------------------------------------------------------------------------------------------------
    Port of Portland, OR Special Obligation Taxable Revenue
    Bonds, PAMCO Project, 9.20%, 5/15/22                                                   500,000        567,900
                                                                                                       ----------
    Total Municipal Bonds and Notes (Cost $1,664,053)                                                   1,826,336
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 18.2%
------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 1.3%
------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.6%
    --------------------------------------------------------------------------------------------------------------
    Lyondell Petrochemical Co., 8.25% Nts., 3/15/97                                        262,000        263,155
    --------------------------------------------------------------------------------------------------------------
    Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                              2,100,000      2,282,357
                                                                                                       ----------
                                                                                                        2,545,512
------------------------------------------------------------------------------------------------------------------
PAPER - 0.7%
    --------------------------------------------------------------------------------------------------------------
    Boise Cascade Corp., 9.90% Nts., 3/15/00                                               750,000        816,983
    --------------------------------------------------------------------------------------------------------------
    Potlatch Corp., 9.46% Medium-Term Nts., 4/2/02                                         500,000        560,402
    --------------------------------------------------------------------------------------------------------------
    Scotia Pacific Holding Co., 7.95% Timber Collateralized Nts., 7/20/15                1,484,210      1,488,992
                                                                                                       ----------
                                                                                                        2,866,377
------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 1.4%
------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 0.6%
    --------------------------------------------------------------------------------------------------------------
    Fletcher Challenge Capital Canada, Inc., 7.75% Nts.,
    6/20/06                                                                              1,800,000      1,868,207
    --------------------------------------------------------------------------------------------------------------
    Procter & Gamble Co., 9.36% Debs., 1/1/21                                              500,000        609,486
                                                                                                       ----------
                                                                                                        2,477,693
------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.2%
    --------------------------------------------------------------------------------------------------------------
    Bass America, Inc., 6.75% Gtd. Nts., 8/1/99                                            750,000        756,647
------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 0.3%
    --------------------------------------------------------------------------------------------------------------
    Roche Holdings, Inc., 2.75% Bonds, 4/14/00                                           1,250,000      1,137,500
------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING - 0.1%
    --------------------------------------------------------------------------------------------------------------
    Circus Circus Enterprises, Inc., 6.75% Nts., 7/15/03                                   375,000        370,134
------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL - 0.2%
    --------------------------------------------------------------------------------------------------------------
    Fruit of the Loom, Inc., 7% Debs., 3/15/11                                           1,097,000      1,021,576
------------------------------------------------------------------------------------------------------------------
ENERGY - 2.0%
------------------------------------------------------------------------------------------------------------------
    BP America, Inc., 10.875% Nts., 8/1/01                                CAD              650,000        570,554
    --------------------------------------------------------------------------------------------------------------
    Coastal Corp.:
    8.75% Sr. Nts., 5/15/99                                                                500,000        524,372
    9.75% Sr. Debs., 8/1/03                                                                200,000        229,281
    --------------------------------------------------------------------------------------------------------------
    Colorado International Gas Corp., 10% Sr. Debs., 6/15/05                               500,000        592,560
    --------------------------------------------------------------------------------------------------------------
    Eastern Energy Ltd., 6.75% Nts., 12/1/06                           (5)               2,000,000      1,950,000
    --------------------------------------------------------------------------------------------------------------
    Enron Corp., 9.875% Debs., 6/15/03                                                     375,000        434,551
    --------------------------------------------------------------------------------------------------------------
    HNG Internorth/Enron Corp., 9.625% Debs., 3/15/06                                      500,000        587,111
    --------------------------------------------------------------------------------------------------------------
    McDermott, Inc., 9.375% Nts., 3/15/02                                                  400,000        421,403

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                       PRINCIPAL    MARKET VALUE
                                                                                       AMOUNT(1)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
------------------------------------------------------------------------------------------------------------------
    Mitchell Energy & Development Corp., 9.25% Sr. Nts.,
    1/15/02                                                                           $  1,000,000   $  1,072,891
    --------------------------------------------------------------------------------------------------------------
    Southwest Gas Corp., 9.75% Debs., Series F, 6/15/02                                    500,000        557,007
    --------------------------------------------------------------------------------------------------------------
    Texaco Capital, Inc., 8.875% Gtd. Debs., 9/1/21                                        500,000        590,300
    --------------------------------------------------------------------------------------------------------------
    TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                                       750,000        940,815
                                                                                                     ------------
                                                                                                        8,470,845
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.7%
------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 3.8%
    --------------------------------------------------------------------------------------------------------------
    Banco Ganadero SA, 9.75% Sr. Unsec. Unsub. Nts.,
    8/26/99                                                             (11)               250,000        264,375
    --------------------------------------------------------------------------------------------------------------
    BankAmerica Corp., 7.75% Sub. Nts., 7/15/02                                            750,000        785,092
    --------------------------------------------------------------------------------------------------------------
    BankAmerica Institute, 8.07% Gtd. Bonds, Series A,
    12/31/26                                                            (5)              2,000,000      2,024,600
    --------------------------------------------------------------------------------------------------------------
    Chase Malaysia, Zero Coupon Nts.:
    7.203%, 4/23/97                                                     (7)MYR           2,125,000        823,667
    7.202%, 4/25/97                                                     (7)MYR             475,000        184,041
    --------------------------------------------------------------------------------------------------------------
    Chase Manhattan Corp. (New), 10.125% Sub. Nts.,
    11/1/00                                                                                750,000        839,884
    --------------------------------------------------------------------------------------------------------------
    Citibank Malaysia Banker's Acceptance, Zero Coupon Negotiable CD:
    7.19%, 4/28/97                                                      (7)MYR             600,000        232,371
    7.169%, 4/30/97                                                     (7)MYR             400,000        154,853
    7.121%, 5/26/97                                                  (3)(7)MYR           1,439,000        554,225
    --------------------------------------------------------------------------------------------------------------
    Citicorp Capital Trust I, 7.933% Gtd. Bonds, 2/15/27                                 2,000,000      2,026,200
    --------------------------------------------------------------------------------------------------------------
    Deutsche Bank Financial, Inc., 6.70% Gtd. Nts., 12/13/06                             2,000,000      1,982,500
    --------------------------------------------------------------------------------------------------------------
    First Chicago Corp.:
    11.25% Sub. Nts., 2/20/01                                                              750,000        871,756
    9% Sub. Nts., 6/15/99                                                                  150,000        159,024
    --------------------------------------------------------------------------------------------------------------
    First Fidelity Bancorporation, 8.50% Sub. Capital Nts., 4/1/98                         850,000        872,074
    --------------------------------------------------------------------------------------------------------------
    PT Hutama Karya, Zero Coupon Medium-Term Nts., 15.103%, 4/15/97     (7)IDR       2,500,000,000      1,013,588
    --------------------------------------------------------------------------------------------------------------
    Standard Charter Berhad Banker's Acceptance, Zero Coupon
    Negotiable CD, 7.313%, 4/4/97                                       (7)MYR           2,270,000        883,179
    --------------------------------------------------------------------------------------------------------------
    Suntrust Banks, Inc., 8.875% Debs., 2/1/98                                             500,000        514,460
    --------------------------------------------------------------------------------------------------------------
    Swiss Bank Corp., 7.25% Sub. Nts., 9/1/06                                            2,000,000      2,035,610
                                                                                                     ------------
                                                                                                       16,221,499
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.6%
    --------------------------------------------------------------------------------------------------------------
    Allied-Lyons Finance BV, 6.50% Debs., 8/26/97                                          500,000        501,325
    --------------------------------------------------------------------------------------------------------------
    American Car Line Co., 8.25% Equipment Trust
    Certificates, Series 1993-A, 4/15/08                                                   578,000        591,416
    --------------------------------------------------------------------------------------------------------------
    American General Finance Corp., 5.875% Sr. Nts., 7/1/00                                196,000        192,315
    --------------------------------------------------------------------------------------------------------------
    Associates Corp. of North America, 8.625% Sr. Nts., 6/15/97                            500,000        506,450
    --------------------------------------------------------------------------------------------------------------
    Countrywide Funding Corp., 6.57% Gtd. Medium-Term Nts., Series A, 8/4/97               196,000        196,970
    --------------------------------------------------------------------------------------------------------------
    Fleet Mtg. Group, Inc., 6.50% Nts., 9/15/99                                            500,000        501,476
    --------------------------------------------------------------------------------------------------------------
    Ford Motor Credit Co., 6.75% Nts., 8/15/08                                           1,000,000        967,526

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                       PRINCIPAL    MARKET VALUE
                                                                                       AMOUNT(1)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)
    --------------------------------------------------------------------------------------------------------------
    Golden West Financial Corp.:
    10.25% Sub. Nts., 5/15/97                                                           $  131,000     $  133,058
    8.625% Sub. Nts., 8/30/98                                                              250,000        259,376
    --------------------------------------------------------------------------------------------------------------
    Household Finance Corp., 8.95% Debs., 9/15/99                                          500,000        531,395
    --------------------------------------------------------------------------------------------------------------
    Household International BV, 6% Gtd. Sr. Nts., 3/15/99                                  131,000        129,772
    --------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., 6.875% Nts., 3/1/03                                         750,000        750,541
    --------------------------------------------------------------------------------------------------------------
    Morgan Stanley Group, Inc., 7% Debs., 10/1/13                                        1,000,000        965,282
    --------------------------------------------------------------------------------------------------------------
    Norsk Hydro AS, 8.75% Bonds, 10/23/01                                                1,000,000      1,087,500
    --------------------------------------------------------------------------------------------------------------
    Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                                 1,000,000      1,033,717
    --------------------------------------------------------------------------------------------------------------
    PHH Corp., 6.50% Nts., 2/1/00                                                          500,000        501,017
    --------------------------------------------------------------------------------------------------------------
    Smith Barney Holdings, Inc. (New), 7.50% Nts., 5/1/02                                  750,000        772,693
    --------------------------------------------------------------------------------------------------------------
    U.S. Leasing International, Inc.:
    7% Nts., 11/1/97                                                                       750,000        756,631
    6.625% Sr. Nts., 5/15/03                                                               750,000        740,557
                                                                                                      -----------
                                                                                                       11,119,017
------------------------------------------------------------------------------------------------------------------
INSURANCE - 0.3%
    --------------------------------------------------------------------------------------------------------------
    Aetna Services, Inc., 7.125% Nts., 8/15/06                                           1,000,000      1,005,660
    --------------------------------------------------------------------------------------------------------------
    SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                                 196,000        205,105
                                                                                                        ----------
                                                                                                        1,210,765
------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.4%
------------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/COMPUTERS - 0.2%
    --------------------------------------------------------------------------------------------------------------
    British Aerospace plc, 8% Debs., 5/27/97                                             1,000,000      1,008,125
------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE - 0.2%
    --------------------------------------------------------------------------------------------------------------
    Chrysler Corp., 10.95% Debs., 8/1/17                                                   800,000        861,408
------------------------------------------------------------------------------------------------------------------
MEDIA - 2.5%
-----------------------------------------------------------------------------------------------------------------
CABLE TELEVISION - 1.3%
    -------------------------------------------------------------------------------------------------------------
    Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08                      3,000,000      3,185,535
    -------------------------------------------------------------------------------------------------------------
    TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                        2,200,000      2,380,455
                                                                                                        ---------
                                                                                                        5,565,990
-----------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA - 0.8%
    --------------------------------------------------------------------------------------------------------------
    GSPI Corp., 10.15% First Mtg. Bonds, 6/24/10                       (11)              1,132,126      1,065,229
    --------------------------------------------------------------------------------------------------------------
    News America Holdings, Inc., 10.125% Sr. Gtd. Debs., 10/15/12                          500,000        576,731
    --------------------------------------------------------------------------------------------------------------
    Time Warner Entertainment LP/Time Warner, Inc., 8.375% Sr. Debs., 3/15/23            1,850,000      1,885,505
                                                                                                        ---------
                                                                                                        3,527,465
-----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM - 0.1%
    --------------------------------------------------------------------------------------------------------------
    Columbia Pictures Entertainment, Inc., 9.875% Sr. Sub. Nts., 2/1/98                    500,000        519,416
-----------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING - 0.3%
    --------------------------------------------------------------------------------------------------------------
    Reed Elsevier, Inc., 6.625% Nts., 10/15/23                         (11)                600,000        536,664
    --------------------------------------------------------------------------------------------------------------
    Reed Publishing (USA), Inc.:
    7.24% Gtd. Medium-Term Nts., 2/10/97                                                   500,000        500,720
    7.66% Medium-Term Nts., 2/19/99                                                        500,000        514,000
                                                                                                        ---------
                                                                                                        1,551,384


OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                       PRINCIPAL    MARKET VALUE
                                                                                       AMOUNT(1)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------
OTHER - 0.8%
------------------------------------------------------------------------------------------------------------------
CONGLOMERATES - 0.3%
    --------------------------------------------------------------------------------------------------------------
    Tenneco, Inc. (New):
    10.20% Exchangeable Debs., 3/15/08                                                  $  400,000     $  481,083
    8.075% Nts., 10/1/02                                                                   650,000        691,313
                                                                                                       ----------
                                                                                                        1,172,396
-----------------------------------------------------------------------------------------------------------------
SERVICES - 0.5%
    --------------------------------------------------------------------------------------------------------------
    Archer Daniels Midland Co., 7.125% Debs., 3/1/13                                       750,000        747,339
    --------------------------------------------------------------------------------------------------------------
    Johnson Controls, Inc., 7.70% Debs., 3/1/15                                            500,000        526,784
    --------------------------------------------------------------------------------------------------------------
    Laidlaw, Inc., 7.70% Debs., 8/15/02                                                    500,000        519,856
    --------------------------------------------------------------------------------------------------------------
    Philip Morris Cos., 8.25% Debs., 10/15/03                                              500,000        531,468
                                                                                                       ----------
                                                                                                        2,325,447
-----------------------------------------------------------------------------------------------------------------
RETAIL - 0.1%
-----------------------------------------------------------------------------------------------------------------
    Hook-SupeRx, Inc., 10.125% Sr. Nts., 6/1/02                                            600,000        637,279
-----------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.3%
-----------------------------------------------------------------------------------------------------------------
    Kansas City Southern Industries, Inc., 6.625% Nts., 3/1/05                             750,000        729,815
    --------------------------------------------------------------------------------------------------------------
    Union Pacific Corp., 9.65% Medium-Term Nts., 4/17/00                                   400,000        436,784
                                                                                                       ----------
                                                                                                        1,166,599
-----------------------------------------------------------------------------------------------------------------
UTILITIES - 2.7%
-----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.1%
    --------------------------------------------------------------------------------------------------------------
    Consolidated Natural Gas Co., 6.625% Debs., 12/1/13                                  1,000,000        952,257
    --------------------------------------------------------------------------------------------------------------
    Long Island Lighting Co., 7% Nts., 3/1/04                                              150,000        144,488
    --------------------------------------------------------------------------------------------------------------
    Midwest Power Systems, Inc., 7% General Mtg. Bonds, 2/15/05                            500,000        501,363
    --------------------------------------------------------------------------------------------------------------
    National Fuel Gas Co., 7.75% Debs., 2/1/04                                             500,000        520,030
    --------------------------------------------------------------------------------------------------------------
    Public Service Co. of Colorado, 8.75% First Mtg. Bonds, 3/1/22                         750,000        810,742
    --------------------------------------------------------------------------------------------------------------
    South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06                              500,000        564,942
    --------------------------------------------------------------------------------------------------------------
    Texas Gas Transmission Corp., 8.625% Nts., 4/1/04                                      500,000        546,702
    --------------------------------------------------------------------------------------------------------------
    Washington Gas Light Co., 8.75% First Mtg. Bonds, 7/1/19                               500,000        527,895
                                                                                                       ----------
                                                                                                        4,568,419
-----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.6%
    --------------------------------------------------------------------------------------------------------------
    360 Communications Co.:
    7.125% Sr. Nts., 3/1/03                                                              1,450,000      1,435,278
    7.50% Sr. Nts., 3/1/06                                                               2,000,000      1,987,418
    --------------------------------------------------------------------------------------------------------------
    Alltel Corp., 6.50% Debs., 11/1/13                                                   1,000,000        918,925
    --------------------------------------------------------------------------------------------------------------
    GTE Corp.:
    8.85% Debs., 3/1/98                                                                    750,000        772,672
    9.375% Debs., 12/1/00                                                                  500,000        549,396
    --------------------------------------------------------------------------------------------------------------
    Northern Telecom Ltd., 6.875% Nts., 10/1/02                                            500,000        506,280
    --------------------------------------------------------------------------------------------------------------
    United Telephone Co. (Pennsylvania), 7.375% First Mtg. Nts., Series Y, 12/1/02         500,000        511,806
                                                                                                       ----------
                                                                                                        6,681,775
                                                                                                       ----------
    Total Corporate Bonds and Notes (Cost $77,541,108)                                                 77,783,268

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                    MARKET VALUE
                                                                                         SHARES        (NOTE1)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 1.0%

    Allstate Financing I, 7.95% Gtd. Quarterly Income Preferred
    Securities, Series A                                                                   120,000    $ 3,000,000
    -------------------------------------------------------------------------------------------------------------
    BankAmerica Corp., 8.375%, Series K                                                     45,400      1,146,350
                                                                                                      -----------
    Total Preferred Stocks (Cost $4,177,404)                                                            4,146,350

                                                                                        Principal
                                                                                         Amount(1)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 2.8%
-----------------------------------------------------------------------------------------------------------------
    Bayerische Landesbank Girozentrale, New York Branch,
    6.28% Deutsche Mark Currency Protected Yield Curve CD, 7/25/97                       $ 150,000        149,475
    --------------------------------------------------------------------------------------------------------------
    Canadian Imperial Bank of Commerce, New York Branch,
    13.50% Greek Drachma/Swiss Franc Linked Nts., 2/5/97                                   250,000        253,025
    --------------------------------------------------------------------------------------------------------------
    Deutsche Bank AG, New York Branch, Czech Koruna Linked
    Nts., Zero Coupon Debs., 12.548%, 2/3/97                            (7)CZK          11,000,000        399,905
    --------------------------------------------------------------------------------------------------------------
    ING (U.S.) Financial Holdings Corp., Zero Coupon:
    Chilean Peso Linked Nts., with Chilean Sovereign Risk,
    9.05%, 3/12/97                                                      (7)                768,639        748,040
    Korean Won/U.S. Dollar Linked Nts., 10.87%, 6/9/97                  (7)                500,000        464,900
    Nts. Linked to the Greek Drachma/Swiss Franc Exchange Rate:
    14.829%, 12/4/97                                                    (7)              1,000,000        848,400
    14.437%, 12/10/97                                                   (7)              1,150,000        980,720
    --------------------------------------------------------------------------------------------------------------
    Internationale Nederlanden (U.S.) Capital Holdings Corp.,
    Zero Coupon Chilean Peso Linked Nts.:
    11.813%, 6/23/97                                                    (7)                900,000        823,860
    11.741%, 6/24/97                                                    (7)                900,000        823,590
    --------------------------------------------------------------------------------------------------------------
    Lehman Brothers Holdings:
    U.S. Dollar Nts. Linked to Czech Koruna/Swiss Franc, 15%,
    12/21/98                                                                               500,000        499,600
    Zero Coupon Greek Drachma/Swiss Franc Linked Nts., 16.93%, 1/13/97  (7)                800,000        815,600
    Zero Coupon U.S. Dollar Nts. Linked to:                             (7)              1,000,000      1,001,800
    Czech Koruna/Swiss Franc, 15.411%, 12/29/97
    Greek Drachma/Swiss Franc:
    15.639%, 12/23/97                                                   (7)                500,000        498,300
    15.453%, 12/26/97                                                   (7)                500,000        499,300
    15.323%, 12/30/97                                                   (7)              1,000,000      1,000,000
    -------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99
     (representing debt of Chemical Banking Corp.,
    sub. capital nts., and equity of Citicorp,
    7.75% preferred, series 22)                                     (5)(12)              1,000,000      1,188,000
    -------------------------------------------------------------------------------------------------------------
    Swiss Bank Corp., New York Branch, 6.05% CD, 6/20/97
    (indexed to the closing Nikkei 225 Index on 1/23/97, 5 yr. &
    3 mos. Japanese Yen Swap rate & New Zealand Dollar)                                    800,000        816,400
                                                                                                       ----------
    Total Structured Instruments (Cost $11,812,162)                                                    11,810,915

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                                    MARKET VALUE
                                                                              DATE       STRIKE          CONTRACTS    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - 0.0%
-------------------------------------------------------------------------------------------------------------------------------
    Australian Dollar Put Opt.                                                1/97       1.28AUD         1,675,000     $  2,261
    ---------------------------------------------------------------------------------------------------------------------------
    Australian Dollar Put Opt.                                                2/97       1.282AUD        1,670,000        4,425
    ---------------------------------------------------------------------------------------------------------------------------
    Deutsche Mark Put Opt.                                                    2/97       1.545DEM       17,350,000       95,356
    ---------------------------------------------------------------------------------------------------------------------------
    Italy (Republic of) Treasury Bonds,
    Buoni del Tesoro Poliennali, 9.50%, 2/1/06 Put Opt.                       7/97       99.96%ITL           1,700        1,190
    ---------------------------------------------------------------------------------------------------------------------------
    Japanese Yen Put Opt.                                                     3/97       115JPY        437,500,000       60,375
    ---------------------------------------------------------------------------------------------------------------------------
    New Zealand Dollar Put Opt.                                               3/97       1.4286NZD       1,414,500        8,544
    ---------------------------------------------------------------------------------------------------------------------------
    New Zealand Dollar Put Opt.                                               3/97       1.44NZD           226,300          824
    ---------------------------------------------------------------------------------------------------------------------------
    New Zealand Dollar Put Opt.                                               3/97       1.453NZD          100,500          231
                                                                                                                       --------
    Total Put Options Purchased (Cost $294,450)                                                                         173,206

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT(1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.3%
-------------------------------------------------------------------------------------------------------------------------------
    Repurchase agreement with Goldman, Sachs & Co.,
    6.52%, dated 12/31/96, to be repurchased at $14,005,071
    on 1/2/97, collateralized by U.S. Treasury Nts.,
    5.50%-7.50%, 7/15/99-8/15/05, with a value of $14,320,992
     (Cost $14,000,000)                                                                         $  14,000,000        14,000,000
    ---------------------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS, AT VALUE (COST $449,692,946)                                                     106.6%      454,375,154
    ---------------------------------------------------------------------------------------------------------------------------
    LIABILITIES IN EXCESS OF OTHER ASSETS                                                                (6.6)      (27,936,209)
                                                                                                -------------------------------
    NET ASSETS                                                                                          100.0%   $  426,438,945
                                                                                                -------------------------------
                                                                                                -------------------------------

    1.  Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
    AUD - Australian Dollar                                                     MXP - Mexican Peso
    CAD - Canadian Dollar                                                       MYR - Malaysian Ringgit
    CZK - Czech Koruna                                                          NLG - Netherlands Guilder
    DEM - German Deutsche Mark                                                  NOK - Norwegian Krone
    DKK - Danish Krone                                                          NZD - New Zealand Dollar
    GBP - British Pound Sterling                                                PTE - Portuguese Escudo
    IDR - Indonesian Rupiah                                                     SEK - Swedish Krona
    ITL - Italian Lira                                                          ZAR - South African Rand
    JPY - Japanese Yen
    2.  Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.  These securities typically decline in price as interest rates decline.  Most other fixed income securities increase in price when interest rates decline.  The principal amount of the underlying pool represents the notional amount on which current interest is calculated.  The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).  Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
    3.  When-issued security to be delivered and settled after December 31, 1996.
    4.  Represents the current interest rate for a variable rate security.
    5.  Identifies issues considered to be illiquid - See applicable note of Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

    6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.
    Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
    7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
    8. Securities with an aggregate market value of $3,105,003 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See applicable note of Notes to Financial Statements.
    9. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                                   CONTRACTS
                                                    SUBJECT       EXPIRATION   EXERCISE        PREMIUM    MARKET VALUE
                                                     TO CALL      DATE         PRICE           RECEIVED     (NOTE 1)
    ------------------------------------------------------------------------------------------------------------------
    Call option on Australian Dollar               1,363,450      1/97         1.2285AUD       $  8,794     $     136
    Call option on British Pound Sterling            495,000      1/97         1.632GBP          11,147        39,550
    Call option on British Pound Sterling          1,800,000      3/97         1.69GBP           33,120        60,012
    Call option on British Pound Sterling            800,000      3/97         1.71GBP           15,624        24,880
    Call option on New Zealand Dollar              1,414,500      3/97         1.4124NZD          9,336         8,303
    Call option on New Zealand Dollar                226,300      3/97         1.4194NZD          1,460         1,632
    Call option on New Zealand Dollar                100,500      3/97         1.4276NZD            703           952
                                                                                               ----------   ---------
                                                                                               $  80,184    $ 135,465
                                                                                               ----------   ---------
                                                                                               ----------   ---------

    10.  A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts.  See applicable note of Notes to Financial Statements.
    11.  Represents securities sold under Rule 144A, which are exempt from registration under the
    Securities Act of 1933, as amended.  These securities have been determined to be liquid under guidelines established by the Board of Trustees.  These securities amount to $14,420,487 or 3.38% of the Fund's net assets, at December 31, 1996.
    12.  Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future.  For units which represent debt securities, principal amount disclosed represents total underlying principal.


See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

                                                                             PRINCIPAL        MARKET VALUE
                                                                              AMOUNT            (NOTE 1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.7%
----------------------------------------------------------------------------------------------------------
    Danka Business Systems plc, 6.75% Cv. Sub. Nts., 4/1/02          (1)   $  800,000         $ 1,083,000
    ------------------------------------------------------------------------------------------------------
    Southern Pacific Funding Corp., 6.75% Cv. Sub. Nts., 10/15/06           1,000,000           1,068,750
    ------------------------------------------------------------------------------------------------------
    United Waste Systems, Inc., 4.50% Cv. Sub. Nts., 6/1/01          (2)    2,000,000           2,392,500
                                                                                              -----------
    Total Convertible Corporate Bonds and Notes (Cost $3,800,000)                               4,544,250

                                                                              SHARES
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
COMMON STOCKS - 78.1%
----------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 14.1%
----------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.3%
    ------------------------------------------------------------------------------------------------------
    Alrenco, Inc.                                                    (3)       42,000             446,250
    ------------------------------------------------------------------------------------------------------
    NHP, Inc.                                                        (3)       75,000           1,162,500
                                                                                              -----------
                                                                                                1,608,750
----------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.8%
----------------------------------------------------------------------------------------------------------
    Applebee's International, Inc.                                            120,000           3,300,000
    ------------------------------------------------------------------------------------------------------
    CKE Restaurants, Inc.                                                     230,000           8,280,000
    ------------------------------------------------------------------------------------------------------
    HFS, Inc.                                                        (3)       80,000           4,780,000
    ------------------------------------------------------------------------------------------------------
    International Game Technology                                             220,000           4,015,000
    ------------------------------------------------------------------------------------------------------
    Landry's Seafood Restaurants, Inc.                               (3)      200,000           4,275,000
    ------------------------------------------------------------------------------------------------------
    Rainforest Cafe, Inc.                                            (3)       75,000           1,762,500
    ------------------------------------------------------------------------------------------------------
    Regal Cinemas, Inc.                                              (3)       99,900           3,071,925
                                                                                              -----------
                                                                                               29,484,425
----------------------------------------------------------------------------------------------------------
MEDIA - 1.6%
    ------------------------------------------------------------------------------------------------------
    Chancellor Broadcasting Co., Cl. A                               (3)       58,900           1,398,875
    ------------------------------------------------------------------------------------------------------
    Evergreen Media Corp., Cl. A                                     (3)       50,000           1,250,000
    ------------------------------------------------------------------------------------------------------
    Getty Communications plc, ADR                                    (3)      130,000           1,950,000
    ------------------------------------------------------------------------------------------------------
    Infinity Broadcasting Corp., Cl. A                               (3)       60,000           2,017,500
    ------------------------------------------------------------------------------------------------------
    Raster Graphics, Inc.                                            (3)      220,000           2,612,500
    ------------------------------------------------------------------------------------------------------
    SFX Broadcasting, Inc., Cl. A                                    (3)       23,200             690,200
                                                                                              -----------
                                                                                                9,919,075
----------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 3.1%
    ------------------------------------------------------------------------------------------------------
    Fila Holding SpA, Sponsored ADR                                             40,000          2,325,000
    ------------------------------------------------------------------------------------------------------
    Meyer (Fred), Inc.                                               (3)        97,000          3,443,500
    ------------------------------------------------------------------------------------------------------
    Nautica Enterprises, Inc.                                        (3)        105,000         2,651,250
    ------------------------------------------------------------------------------------------------------
    North Face, Inc. (The)                                           (3)        115,000         2,213,750
    ------------------------------------------------------------------------------------------------------
    Vans, Inc.                                                       (3)        350,000         4,375,000
    ------------------------------------------------------------------------------------------------------
    Wolverine World Wide, Inc.                                                  133,500         3,871,500
                                                                                              -----------
                                                                                               18,880,000
----------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 4.3%
    ------------------------------------------------------------------------------------------------------
    Abercrombie & Fitch Co., Cl. A                                   (3)         24,800           409,200
    ------------------------------------------------------------------------------------------------------
    Central Garden & Pet Co.                                         (3)        230,000         4,844,375
    ------------------------------------------------------------------------------------------------------
    Corporate Express, Inc.                                          (3)         62,500         1,839,844
    ------------------------------------------------------------------------------------------------------
    CUC International, Inc.                                          (3)        300,000         7,125,000
    ------------------------------------------------------------------------------------------------------
    Linens 'N Things, Inc.                                           (3)        200,500         3,934,812
    ------------------------------------------------------------------------------------------------------
    Petco Animal Supplies, Inc.                                      (3)        135,000         2,801,250
    ------------------------------------------------------------------------------------------------------
    Staples, Inc.                                                    (3)         61,250         1,106,328

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            MARKET VALUE
                                                                            SHARES            (NOTE 1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY (CONTINUED)
    TJX Cos., Inc.                                                          90,000          $ 4,263,750
                                                                                            -----------
                                                                                             26,324,559
----------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 21.9%
----------------------------------------------------------------------------------------------------------
FOOD - 1.6%
    ------------------------------------------------------------------------------------------------------
    Richfood Holdings, Inc.                                                150,000            3,637,500
    ------------------------------------------------------------------------------------------------------
    Safeway, Inc.                                               (3)        150,000            6,412,500
                                                                                            -----------
                                                                                             10,050,000
----------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 7.3%
    ------------------------------------------------------------------------------------------------------
    Agouron Pharmaceuticals, Inc.                               (3)         30,000            2,032,500
    ------------------------------------------------------------------------------------------------------
    Alpha-Beta Technology, Inc.                                 (3)        126,900            1,340,381
    ------------------------------------------------------------------------------------------------------
    BioChem Pharma, Inc.                                        (3)        165,000            8,291,250
    ------------------------------------------------------------------------------------------------------
    Biogen, Inc.                                                (3)        200,000            7,750,000
    ------------------------------------------------------------------------------------------------------
    Dura Pharmaceuticals, Inc.                                  (3)        180,000            8,595,000
    ------------------------------------------------------------------------------------------------------
    Incyte Pharmaceuticals, Inc.                                (3)         80,000             4,120,000
    ------------------------------------------------------------------------------------------------------
    Millennium Pharmaceuticals, Inc.                            (3)        100,000            1,737,500
    ------------------------------------------------------------------------------------------------------
    Nuerocrine Biosciences, Inc.                                (3)        105,000            1,050,000
    ------------------------------------------------------------------------------------------------------
    Physician Support Systems, Inc.                             (3)        220,000            4,235,000
    ------------------------------------------------------------------------------------------------------
    SangStat Medical Corp.                                      (3)        220,000            5,830,000
                                                                                            -----------
                                                                                             44,981,631
----------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 11.1%
    ------------------------------------------------------------------------------------------------------
    AmeriSource Health Corp., Cl. A                             (3)        165,500            7,985,375
    ------------------------------------------------------------------------------------------------------
    Apache Medical Systems, Inc.                                (3)         50,000              534,375
    ------------------------------------------------------------------------------------------------------
    Biosource International, Inc.                               (3)          7,500               51,562
    ------------------------------------------------------------------------------------------------------
    Capstone Pharmacy Services, Inc.                            (3)        190,000            2,161,250
    ------------------------------------------------------------------------------------------------------
    Cardinal Health, Inc.                                                   97,500            5,679,375
    ------------------------------------------------------------------------------------------------------
    Cardiovascular Dynamics, Inc.                               (3)        139,700            1,816,100
    ------------------------------------------------------------------------------------------------------
    ESC Medical Systems Ltd.                                    (3)        107,100            2,731,050
    ------------------------------------------------------------------------------------------------------
    FPA Medical Management, Inc.                                (3)        230,000            5,146,250
    ------------------------------------------------------------------------------------------------------
    HEALTHSOUTH Corp.                                           (3)        170,000            6,566,250
    ------------------------------------------------------------------------------------------------------
    Hologic, Inc.                                               (3)         50,000            1,237,500
    ------------------------------------------------------------------------------------------------------
    IMPATH, Inc.                                                (3)        135,000            2,531,250
    ------------------------------------------------------------------------------------------------------
    Integ, Inc.                                                 (3)        126,500            1,233,375
    ------------------------------------------------------------------------------------------------------
    MedPartners, Inc.                                           (3)        150,000            3,150,000
    ------------------------------------------------------------------------------------------------------
    OccuSystems, Inc.                                           (3)         45,000            1,215,000
    ------------------------------------------------------------------------------------------------------
    Omnicare, Inc.                                                         153,600            4,934,400
    ------------------------------------------------------------------------------------------------------
    Orthodontic Centers of America, Inc.                        (3)        120,000            1,920,000
    ------------------------------------------------------------------------------------------------------
    Pediatrix Medical Group, Inc.                               (3)        127,500            4,701,562
    ------------------------------------------------------------------------------------------------------
    PhyCor, Inc.                                                (3)         97,500            2,766,562
    ------------------------------------------------------------------------------------------------------
    Renal Treatment Centers, Inc.                               (3)        200,000            5,100,000
    ------------------------------------------------------------------------------------------------------
    Total Renal Care Holdings, Inc.                             (3)        197,600            7,163,000
                                                                                            -----------
                                                                                             68,624,236
----------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.3%
    ------------------------------------------------------------------------------------------------------
    Blyth Industries, Inc.                                      (3)        170,000            7,756,250
    ------------------------------------------------------------------------------------------------------
    Nu Skin Asia Pacific, Inc., Cl. A                           (3)          7,500              231,562
                                                                                            -----------
                                                                                              7,987,812
----------------------------------------------------------------------------------------------------------
TOBACCO - 0.6%
    ------------------------------------------------------------------------------------------------------
    Swisher International Group, Inc., Cl. A                    (3)        225,000            3,571,875

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            MARKET VALUE
                                                                            SHARES            (NOTE 1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
ENERGY - 2.8%
----------------------------------------------------------------------------------------------------------
    Calpine Corp.                                                    (3)   225,000         $  4,500,000
    ------------------------------------------------------------------------------------------------------
    Diamond Offshore Drilling, Inc.                                  (3)    76,900            4,383,300
    ------------------------------------------------------------------------------------------------------
    Energy Ventures, Inc.                                            (3)   100,200            5,097,675
    ------------------------------------------------------------------------------------------------------
    Nabors Industries, Inc.                                          (3)   150,000            2,887,500
    ------------------------------------------------------------------------------------------------------
    NUMAR Corp.                                                      (3)    51,000              698,063
                                                                                            --------------
                                                                                             17,566,538
----------------------------------------------------------------------------------------------------------
FINANCIAL - 5.3%
----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.8%
    ------------------------------------------------------------------------------------------------------
    Associates First Capital Corp., Cl. A                                  161,000            7,104,125
    ------------------------------------------------------------------------------------------------------
    Concord EFS, Inc.                                                (3)   100,000            2,825,000
    ------------------------------------------------------------------------------------------------------
    Green Tree Financial Corp.                                              85,000            3,283,125
    ------------------------------------------------------------------------------------------------------
    Southern Pacific Funding Corp.                                   (3)   130,000            4,046,250
                                                                                            --------------
                                                                                             17,258,500
----------------------------------------------------------------------------------------------------------
INSURANCE - 2.5%
    ------------------------------------------------------------------------------------------------------
    Berkley (W.R.) Corp.                                                    30,000            1,522,500
    ------------------------------------------------------------------------------------------------------
    CapMAC Holdings, Inc.                                                  100,600            3,332,375
    ------------------------------------------------------------------------------------------------------
    Conseco, Inc.                                                          100,000            6,375,000
    ------------------------------------------------------------------------------------------------------
    Executive Risk, Inc.                                                   120,000            4,440,000
                                                                                            --------------
                                                                                             15,669,875
----------------------------------------------------------------------------------------------------------
INDUSTRIAL - 8.8%
----------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.4%
    ------------------------------------------------------------------------------------------------------
    Honeywell, Inc.                                                         40,000            2,630,000
----------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 6.3%
    ------------------------------------------------------------------------------------------------------
    Abacus Direct Corp.                                              (3)    80,000            1,500,000
    ------------------------------------------------------------------------------------------------------
    Affiliated Computer Services, Inc., Cl. A                        (3)   160,000            4,760,000
    ------------------------------------------------------------------------------------------------------
    CIBER, Inc.                                                      (3)    63,000            1,890,000
    ------------------------------------------------------------------------------------------------------
    Corrections Corp. of America                                     (3)   100,000            3,062,500
    ------------------------------------------------------------------------------------------------------
    CORT Business Services Corp.                                     (3)   106,800            2,202,750
    ------------------------------------------------------------------------------------------------------
    Danka Business Systems plc, Sponsored ADR                               70,000            2,476,250
    ------------------------------------------------------------------------------------------------------
    May & Speh, Inc.                                                 (3)    34,900              427,525
    ------------------------------------------------------------------------------------------------------
    Precision Response Corp.                                         (3)    85,000            2,985,625
    ------------------------------------------------------------------------------------------------------
    SITEL Corp.                                                      (3)   152,200            2,168,850
    ------------------------------------------------------------------------------------------------------
    Tetra Technologies, Inc.                                         (3)   125,000            3,156,250
    ------------------------------------------------------------------------------------------------------
    Transaction Systems Architects, Inc., Cl. A                      (3)    92,000            3,059,000
    ------------------------------------------------------------------------------------------------------
    United Waste Systems, Inc.                                       (3)    94,000            3,231,250
    ------------------------------------------------------------------------------------------------------
    USA Waste Services, Inc.                                         (3)   171,300            5,460,188
    ------------------------------------------------------------------------------------------------------
    Whittman-Hart, Inc.                                              (3)   110,000            2,818,750
                                                                                            --------------
                                                                                             39,198,938
----------------------------------------------------------------------------------------------------------
MANUFACTURING - 2.1%
    ------------------------------------------------------------------------------------------------------
    PRI Automation, Inc.                                             (3)    70,000            3,185,000
    ------------------------------------------------------------------------------------------------------
    RockShox, Inc.                                                   (3)   200,000            2,900,000
    ------------------------------------------------------------------------------------------------------
    U.S. Filter Corp.                                                (3)   208,600            6,623,050
                                                                                            --------------
                                                                                             12,708,050
----------------------------------------------------------------------------------------------------------
TECHNOLOGY - 24.0%
----------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 0.5%
    ------------------------------------------------------------------------------------------------------
    Cascade Communications Corp.                                     (3)    60,000            3,307,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            MARKET VALUE
                                                                            SHARES            (NOTE 1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 10.7%
    ------------------------------------------------------------------------------------------------------
    Adobe Systems, Inc.                                                    50,000         $  1,868,750
    ------------------------------------------------------------------------------------------------------
    Aspen Technologies, Inc.                                   (3)         70,000            5,617,500
    ------------------------------------------------------------------------------------------------------
    Centennial Technologies, Inc.                              (3)         55,000            2,860,000
    ------------------------------------------------------------------------------------------------------
    Computer Associates International, Inc.                               135,000            6,716,250
    ------------------------------------------------------------------------------------------------------
    CyberMedia, Inc.                                           (3)        100,300            1,579,725
    ------------------------------------------------------------------------------------------------------
    Eidos plc, Sponsored ADR                                   (3)        100,000            1,200,000
    ------------------------------------------------------------------------------------------------------
    First Data Corp.                                                       67,576            2,466,524
    ------------------------------------------------------------------------------------------------------
    HBO & Co.                                                              70,000            4,156,250
    ------------------------------------------------------------------------------------------------------
    Indus Group, Inc. (The)                                    (3)         75,000            1,931,250
    ------------------------------------------------------------------------------------------------------
    Informix Corp.                                             (3)         50,000            1,018,750
    ------------------------------------------------------------------------------------------------------
    Legato Systems, Inc.                                       (3)         60,000            1,957,500
    ------------------------------------------------------------------------------------------------------
    Mecon, Inc.                                                (3)         55,000              364,375
    ------------------------------------------------------------------------------------------------------
    Oracle Corp.                                               (3)         67,500            2,818,125
    ------------------------------------------------------------------------------------------------------
    Pure Atria Corp.                                           (3)         51,400            1,272,150
    ------------------------------------------------------------------------------------------------------
    Rational Software Corp.                                    (3)         87,500            3,461,719
    ------------------------------------------------------------------------------------------------------
    Rogue Wave Software, Inc.                                  (3)        200,000            3,150,000
    ------------------------------------------------------------------------------------------------------
    SELECT Software Tools Ltd., ADR                            (3)        220,000            4,015,000
    ------------------------------------------------------------------------------------------------------
    Sunquest Information Systems, Inc.                         (3)         50,000              712,500
    ------------------------------------------------------------------------------------------------------
    Systemsoft Corp.                                           (3)        100,000            1,487,500
    ------------------------------------------------------------------------------------------------------
    Transition Systems, Inc.                                   (3)         40,000              565,000
    ------------------------------------------------------------------------------------------------------
    Vantive Corp.                                              (3)         70,000            2,187,500
    ------------------------------------------------------------------------------------------------------
    Verilink Corp.                                             (3)        175,000            5,818,750
    ------------------------------------------------------------------------------------------------------
    Versant Object Technology Corp.                            (3)        200,000            3,725,000
    ------------------------------------------------------------------------------------------------------
    Visigenic Software, Inc.                                   (3)        235,000            3,583,750
    ------------------------------------------------------------------------------------------------------
    White Pine Software, Inc.                                  (3)        183,000            1,326,750
                                                                                           ---------------
                                                                                            65,860,618
----------------------------------------------------------------------------------------------------------
ELECTRONICS - 4.0%
    ------------------------------------------------------------------------------------------------------
    Altera Corp.                                               (3)         50,000            3,634,375
    ------------------------------------------------------------------------------------------------------
    ESS Technology, Inc.                                       (3)        175,000            4,921,875
    ------------------------------------------------------------------------------------------------------
    Nokia Corp., A Shares, Sponsored ADR                                   85,000            4,898,125
    ------------------------------------------------------------------------------------------------------
    Sawtek, Inc.                                               (3)         95,100            3,768,338
    ------------------------------------------------------------------------------------------------------
    SDL, Inc.                                                  (3)        165,000            4,331,250
    ------------------------------------------------------------------------------------------------------
    Waters Corp.                                               (3)        100,000            3,037,500
                                                                                           ---------------
                                                                                            24,591,463
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 8.8%
    ------------------------------------------------------------------------------------------------------
    Ascend Communications, Inc.                                (3)         40,000            2,485,000
    ------------------------------------------------------------------------------------------------------
    Cisco Systems, Inc.                                        (3)        115,000            7,316,875
    ------------------------------------------------------------------------------------------------------
    Comverse Technology, Inc.                                  (3)        170,000            6,428,125
    ------------------------------------------------------------------------------------------------------
    Davox Corp.                                                (3)         60,000            2,475,000
    ------------------------------------------------------------------------------------------------------
    LCI International, Inc.                                    (3)        120,600            2,592,900
    ------------------------------------------------------------------------------------------------------
    Newbridge Networks Corp.                                   (3)        130,000            3,672,500
    ------------------------------------------------------------------------------------------------------
    PageMart Wireless, Inc., Cl. A                             (3)        103,100              683,038
    ------------------------------------------------------------------------------------------------------
    Periphonics Corp.                                          (3)        205,800            6,019,650
    ------------------------------------------------------------------------------------------------------
    Sterling Commerce, Inc.                                    (3)         45,500            1,603,875
    ------------------------------------------------------------------------------------------------------
    Tel-Save Holdings, Inc.                                    (3)        100,000            2,900,000
    ------------------------------------------------------------------------------------------------------
    Teledata Communications Ltd.                               (3)        240,000            5,520,000
    ------------------------------------------------------------------------------------------------------
    Tellabs, Inc.                                              (3)        160,000            6,020,000

                                       32

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            MARKET VALUE
                                                                            SHARES            (NOTE 1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
    ------------------------------------------------------------------------------------------------------
    U.S. Robotics Corp.                                         (3)        95,000          $  6,840,000
                                                                                           ---------------
                                                                                             54,556,963
----------------------------------------------------------------------------------------------------------
UTILITIES - 1.2%
----------------------------------------------------------------------------------------------------------
    ACC Corp.                                                   (3)        58,200             1,760,550
    ------------------------------------------------------------------------------------------------------
    Advanced Fibre Communications, Inc.                         (3)        45,000             2,503,125
    ------------------------------------------------------------------------------------------------------
    West TeleServices Corp.                                     (3)       125,200             2,848,300
                                                                                           ---------------
                                                                                              7,111,975
                                                                                           ---------------
    Total Common Stocks (Cost $377,931,267)                                                 481,892,783

                                                                            UNITS
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
----------------------------------------------------------------------------------------------------------
    PerSeptive Biosystems, Inc. Wts., Exp. 9/03 (Cost $0)                     961                    --

                                                                          PRINCIPAL
z                                                                          AMOUNT
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 22.3%
----------------------------------------------------------------------------------------------------------
    Repurchase agreement with PaineWebber, Inc., 6.50%,
    dated 12/31/96, to be repurchased at $15,905,742 on
    1/2/97, collateralized by U.S. Treasury Nts., 5.75%-8.75%,
    9/30/97-8/31/00, with a value of $16,394,610                    $  15,900,000            15,900,000
    ------------------------------------------------------------------------------------------------------
    Repurchase agreement with Goldman, Sachs & Co.,
    6.52%, dated 12/31/96, to be repurchased at
    $122,144,227 on 1/2/97, collateralized by U.S. Treasury
    Nts., 5.50%-7.50%, 7/15/99-8/15/05, with a value of
    $124,899,505                                                      122,100,000           122,100,000
                                                                                           ---------------
    Total Repurchase Agreements (Cost $138,000,000)                                         138,000,000
    ------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS, AT VALUE (COST $519,731,267)                         101.1%          624,437,033
    ------------------------------------------------------------------------------------------------------
    LIABILITIES IN EXCESS OF OTHER ASSETS                                    (1.1)           (7,044,761)
                                                                    --------------         -------------
    NET ASSETS                                                              100.0%         $617,392,272
                                                                    --------------         -------------
                                                                    --------------         -------------

    1. Identifies issues considered to be illiquid - See applicable note 6 of Notes to Financial Statements.
    2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,392,500 or 0.39% of the Fund's net assets, at December 31, 1996.
    3. Non-income producing security.


    See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

                                                                         PRINCIPAL      MARKET VALUE
                                                                          AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
SHORT-TERM NOTES - 2.4%
-----------------------------------------------------------------------------------------------------
   CIESCO L.P., 5.52%, 1/2/97                                           $ 3,850,000     $  3,849,409
   --------------------------------------------------------------------------------------------------
   Ford Motor Credit Co., 5.62%, 1/2/97                                   3,000,000        2,999,532
                                                                                        -------------
   Total Short-Term Notes (Cost $6,848,941)                                                6,848,941
                                                                           SHARES
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - 70.9%
-----------------------------------------------------------------------------------------------------
BASIC MATERIALS - 3.0%
-----------------------------------------------------------------------------------------------------
CHEMICALS - 2.2%
-----------------------------------------------------------------------------------------------------
   FMC Corp.                                                    (1)           2,200          154,275
   --------------------------------------------------------------------------------------------------
   IMC Global, Inc.                                                          19,000          743,375
   --------------------------------------------------------------------------------------------------
   Morton International, Inc.                                                29,000        1,181,750
   --------------------------------------------------------------------------------------------------
   Potash Corp. of Saskatchewan, Inc.                                        10,000          850,000
   --------------------------------------------------------------------------------------------------
   Praxair, Inc.                                                             36,600        1,688,175
   --------------------------------------------------------------------------------------------------
   Terra Industries, Inc.                                                    46,000          678,500
   --------------------------------------------------------------------------------------------------
   Union Carbide Corp.                                                       22,000          899,250
                                                                                        -------------
                                                                                           6,195,325
-----------------------------------------------------------------------------------------------------
METALS - 0.6%
   --------------------------------------------------------------------------------------------------
   Oregon Steel Mills, Inc.                                                  58,000          971,500
   --------------------------------------------------------------------------------------------------
   USX-U.S. Steel Group, Inc.                                                25,000          784,375
                                                                                        -------------
                                                                                           1,755,875
-----------------------------------------------------------------------------------------------------
PAPER - 0.2%
   --------------------------------------------------------------------------------------------------
   Bowater, Inc.                                                             11,000          413,875
   --------------------------------------------------------------------------------------------------
   Sonoco Products Co.                                                        8,400          217,350
                                                                                        -------------
                                                                                             631,225
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.8%
-----------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.2%
   --------------------------------------------------------------------------------------------------
   Arvin Industries, Inc.                                                    24,900          616,275
   --------------------------------------------------------------------------------------------------
   Champion Enterprises, Inc.                                   (1)          64,000        1,248,000
   --------------------------------------------------------------------------------------------------
   Pulte Corp.                                                               22,000          676,500
   --------------------------------------------------------------------------------------------------
   Toll Brothers, Inc.                                          (1)          46,000          897,000
                                                                                        -------------
                                                                                           3,437,775
-----------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.8%
   --------------------------------------------------------------------------------------------------
   AMR Corp.                                                    (1)           3,000          264,375
   --------------------------------------------------------------------------------------------------
   Applebee's International, Inc.                                            19,500          536,250
   --------------------------------------------------------------------------------------------------
   Callaway Golf Co.                                                         41,200        1,184,500
   --------------------------------------------------------------------------------------------------
   Carmike Cinemas, Inc., Cl. A                                 (1)           1,500           38,062
   --------------------------------------------------------------------------------------------------
   CKE Restaurants, Inc.                                                     17,800          640,800
   --------------------------------------------------------------------------------------------------
   Disney (Walt) Co.                                                         13,000          905,125
   --------------------------------------------------------------------------------------------------
   ITT Corp. (New)                                              (1)          12,000          520,500
   --------------------------------------------------------------------------------------------------
   McDonald's Corp.                                                           4,000          181,000
   --------------------------------------------------------------------------------------------------
   Outback Steakhouse, Inc.                                     (1)          10,000          267,500
   --------------------------------------------------------------------------------------------------
   Wendy's International, Inc.                                               35,800          733,900
                                                                                        -------------
                                                                                           5,272,012
-----------------------------------------------------------------------------------------------------
MEDIA - 0.3%
   --------------------------------------------------------------------------------------------------
   American Greetings Corp., Cl. A                                           30,000          851,250


                                               34

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                        MARKET VALUE
                                                                          SHARES          (NOTE 1)
-----------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 3.4%
   --------------------------------------------------------------------------------------------------
   Donna Karan International, Inc.                              (1)          51,100       $  721,787
   --------------------------------------------------------------------------------------------------
   Federated Department Stores, Inc.                            (1)          60,000        2,047,500
   --------------------------------------------------------------------------------------------------
   Fruit of the Loom, Inc., Cl. A                               (1)          30,000        1,136,250
   --------------------------------------------------------------------------------------------------
   Jones Apparel Group, Inc.                                    (1)          28,200        1,053,975
   --------------------------------------------------------------------------------------------------
   Liz Claiborne, Inc.                                                       11,000          424,875
   --------------------------------------------------------------------------------------------------
   Mac Frugal's Bargains-Close-Outs, Inc.                       (1)          43,500        1,136,437
   --------------------------------------------------------------------------------------------------
   Nautica Enterprises, Inc.                                    (1)          17,000          429,250
   --------------------------------------------------------------------------------------------------
   Neiman-Marcus Group, Inc.                                    (1)          34,000          867,000
   --------------------------------------------------------------------------------------------------
   Tommy Hilfiger Corp.                                         (1)          23,800        1,142,400
   --------------------------------------------------------------------------------------------------
   Wal-Mart Stores, Inc.                                                     37,000          846,375
                                                                                        -------------
                                                                                           9,805,849
-----------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 3.1%
   --------------------------------------------------------------------------------------------------
   American Pad & Paper Co.                                     (1)         42,500           961,562
   --------------------------------------------------------------------------------------------------
   AnnTaylor Stores Corp.                                       (1)          37,000          647,500
   --------------------------------------------------------------------------------------------------
   Bed Bath & Beyond, Inc.                                      (1)          18,000          436,500
   --------------------------------------------------------------------------------------------------
   Brown Group, Inc.                                                         45,000          826,875
   --------------------------------------------------------------------------------------------------
   Claire's Stores, Inc.                                                     27,000          351,000
   --------------------------------------------------------------------------------------------------
   Consolidated Stores Corp.                                    (1)          25,000          803,125
   --------------------------------------------------------------------------------------------------
   Gap, Inc. (The)                                                           33,000          994,125
   --------------------------------------------------------------------------------------------------
   Home Depot, Inc.                                                          22,000        1,102,750
   --------------------------------------------------------------------------------------------------
   Nine West Group, Inc.                                        (1)          41,000        1,901,375
   --------------------------------------------------------------------------------------------------
   Stride Rite Corp.                                                         40,000          400,000
   --------------------------------------------------------------------------------------------------
   Tiffany & Co.                                                             15,000          549,375
                                                                                         ------------
                                                                                           8,974,187
-----------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 12.6%
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.5%
   --------------------------------------------------------------------------------------------------
   Boston Beer Co., Inc., Cl. A                                 (1)          13,000          133,250
   --------------------------------------------------------------------------------------------------
   Coca-Cola Co. (The)                                                       21,000        1,105,125
   --------------------------------------------------------------------------------------------------
   Cott Corp.                                                                35,000          253,750
                                                                                        -------------
                                                                                           1,492,125
-----------------------------------------------------------------------------------------------------
EDUCATION - 0.2%
   --------------------------------------------------------------------------------------------------
   National Education Corp.                                     (1)          32,000          488,000
-----------------------------------------------------------------------------------------------------
FOOD - 2.8%
   --------------------------------------------------------------------------------------------------
   American Stores Co.                                                       17,000          694,875
   --------------------------------------------------------------------------------------------------
   Hershey Foods Corp.                                                       22,000          962,500
   --------------------------------------------------------------------------------------------------
   JP Foodservice, Inc.                                         (1)          25,600          713,600
   --------------------------------------------------------------------------------------------------
   Kroger Co.                                                   (1)          23,000        1,069,500
   --------------------------------------------------------------------------------------------------
   Richfood Holdings, Inc.                                                   52,500        1,273,125
   --------------------------------------------------------------------------------------------------
   Safeway, Inc.                                                (1)          35,000        1,496,250
   --------------------------------------------------------------------------------------------------
   Sara Lee Corp.                                                            45,000        1,676,250
                                                                                        -------------
                                                                                           7,886,100
-----------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.9%
   --------------------------------------------------------------------------------------------------
   Abbott Laboratories                                                        4,000          203,000
   --------------------------------------------------------------------------------------------------
   Amgen, Inc.                                                  (1)           8,000          435,000
   --------------------------------------------------------------------------------------------------
   Bristol-Myers Squibb Co.                                                   6,500          706,875
   --------------------------------------------------------------------------------------------------
   Incyte Pharmaceuticals, Inc.                                 (1)          12,600          648,900
   --------------------------------------------------------------------------------------------------
   Johnson & Johnson                                                         55,516        2,761,921
   --------------------------------------------------------------------------------------------------
   Lilly (Eli) & Co.                                                         32,090        2,342,570

                                       35


OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                        MARKET VALUE
                                                                          SHARES          (NOTE 1)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS (Continued)
   --------------------------------------------------------------------------------------------------
   Merck & Co., Inc.                                                          6,000     $    475,500
   --------------------------------------------------------------------------------------------------
   Pfizer, Inc.                                                              24,500        2,030,437
   --------------------------------------------------------------------------------------------------
   Schering-Plough Corp.                                                     25,400        1,644,650
                                                                                        -------------
                                                                                          11,248,853
   --------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.6%
   --------------------------------------------------------------------------------------------------
   Baxter International, Inc.                                                10,000          410,000
   --------------------------------------------------------------------------------------------------
   Boston Scientific Corp.                                      (1)          17,000        1,020,000
   --------------------------------------------------------------------------------------------------
   Guidant Corp.                                                             27,916        1,591,212
   --------------------------------------------------------------------------------------------------
   HealthCare COMPARE Corp.                                     (1)          35,900        1,521,262
   --------------------------------------------------------------------------------------------------
   HEALTHSOUTH Corp.                                            (1)          40,000        1,545,000
   --------------------------------------------------------------------------------------------------
   Medtronic, Inc.                                                           21,000        1,428,000
   --------------------------------------------------------------------------------------------------
   Nellcor Puritan Bennett, Inc.                                (1)          31,600          691,250
   --------------------------------------------------------------------------------------------------
   Oxford Health Plans, Inc.                                    (1)          23,000        1,346,937
   --------------------------------------------------------------------------------------------------
   Sofamor Danek Group, Inc.                                    (1)          19,000          579,500
   --------------------------------------------------------------------------------------------------
   VISX, Inc.                                                   (1)          11,000          243,375
                                                                                        -------------
                                                                                          10,376,536
-----------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.4%
   --------------------------------------------------------------------------------------------------
   Procter & Gamble Co.                                                      10,000        1,075,000
-----------------------------------------------------------------------------------------------------
TOBACCO - 1.2%
   --------------------------------------------------------------------------------------------------
   Philip Morris Cos., Inc.                                                  23,000        2,590,375
   --------------------------------------------------------------------------------------------------
   UST, Inc.                                                                 23,000          744,625
                                                                                        -------------
                                                                                           3,335,000
-----------------------------------------------------------------------------------------------------
ENERGY - 6.0%
-----------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.5%
   --------------------------------------------------------------------------------------------------
   BJ Services Co.                                              (1)          20,000        1,020,000
   --------------------------------------------------------------------------------------------------
   Global Marine, Inc.                                          (1)          60,000        1,237,500
   --------------------------------------------------------------------------------------------------
   Tidewater, Inc.                                                           10,000          452,500
   --------------------------------------------------------------------------------------------------
   Transocean Offshore, Inc.                                                 25,000        1,565,625
                                                                                        -------------
                                                                                           4,275,625
-----------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 4.5%
   --------------------------------------------------------------------------------------------------
   Amerada Hess Corp.                                                        15,500          897,062
   --------------------------------------------------------------------------------------------------
   Amoco Corp.                                                               15,600        1,255,800
   --------------------------------------------------------------------------------------------------
   Atlantic Richfield Co.                                                    13,600        1,802,000
   --------------------------------------------------------------------------------------------------
   Mobil Corp.                                                               16,100        1,968,225
   --------------------------------------------------------------------------------------------------
   Pennzoil Co.                                                              13,000          734,500
   --------------------------------------------------------------------------------------------------
   Phillips Petroleum Co.                                                    33,000        1,460,250
   --------------------------------------------------------------------------------------------------
   Royal Dutch Petroleum Co.                                                 13,000        2,219,750
   --------------------------------------------------------------------------------------------------
   Unocal Corp.                                                              40,000        1,625,000
   --------------------------------------------------------------------------------------------------
   USX-Marathon Group                                                        41,000          978,875
                                                                                        -------------
                                                                                          12,941,462
-----------------------------------------------------------------------------------------------------
FINANCIAL - 14.2%
-----------------------------------------------------------------------------------------------------
BANKS - 3.5%
   --------------------------------------------------------------------------------------------------
   Bank of Boston Corp.                                                      23,000        1,477,750
   --------------------------------------------------------------------------------------------------
   Bank of New York Co., Inc. (The)                                          28,800          972,000
   --------------------------------------------------------------------------------------------------
   BankAmerica Corp.                                                          7,500          748,125
   --------------------------------------------------------------------------------------------------
   Chase Manhattan Corp. (New)                                               22,640        2,020,620
   --------------------------------------------------------------------------------------------------
   Citicorp                                                                  20,600        2,121,800
   --------------------------------------------------------------------------------------------------
   Mellon Bank Corp.                                                         18,000        1,278,000

                                         36

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                        MARKET VALUE
                                                                          SHARES          (NOTE 1)
-----------------------------------------------------------------------------------------------------
BANKS (Continued)
-----------------------------------------------------------------------------------------------------
   State Street Boston Corp.                                                 21,600     $  1,393,200
                                                                                        -------------
                                                                                          10,011,495
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 7.0%
   --------------------------------------------------------------------------------------------------
   Advanta Corp., Cl. A                                                      20,000          855,000
   --------------------------------------------------------------------------------------------------
   Associates First Capital Corp., Cl. A                                     22,000          970,750
   --------------------------------------------------------------------------------------------------
   Countrywide Credit Industries, Inc.                                       28,000          801,500
   --------------------------------------------------------------------------------------------------
   Everen Capital Corp.                                                      22,000          492,250
   --------------------------------------------------------------------------------------------------
   Fannie Mae                                                                32,000        1,192,000
   --------------------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp.                                          16,000        1,762,000
   --------------------------------------------------------------------------------------------------
   Finova Group, Inc.                                                        23,000        1,477,750
   --------------------------------------------------------------------------------------------------
   First USA, Inc.                                                           86,000        2,977,750
   --------------------------------------------------------------------------------------------------
   Franklin Resources, Inc.                                                  15,400        1,052,975
   --------------------------------------------------------------------------------------------------
   Green Tree Financial Corp.                                                54,000        2,085,750
   --------------------------------------------------------------------------------------------------
   Morgan Stanley Group, Inc.                                                 7,000          399,875
   --------------------------------------------------------------------------------------------------
   Price (T. Rowe) Associates                                                29,200        1,270,200
   --------------------------------------------------------------------------------------------------
   Salomon, Inc.                                                             24,000        1,131,000
   --------------------------------------------------------------------------------------------------
   Schwab (Charles) Corp. (New)                                              25,000          800,000
   --------------------------------------------------------------------------------------------------
   Travelers Group, Inc.                                                     60,666        2,752,720
                                                                                        -------------
                                                                                          20,021,520
-----------------------------------------------------------------------------------------------------
INSURANCE - 3.7%
   --------------------------------------------------------------------------------------------------
   AFLAC, Inc.                                                               19,400          829,350
   --------------------------------------------------------------------------------------------------
   Allstate Corp.                                                            40,500        2,343,937
   --------------------------------------------------------------------------------------------------
   American International Group, Inc.                                         3,000          324,750
   --------------------------------------------------------------------------------------------------
   Cigna Corp.                                                               10,600        1,448,225
   --------------------------------------------------------------------------------------------------
   Equitable Cos., Inc.                                                      54,000        1,329,750
   --------------------------------------------------------------------------------------------------
   ITT Hartford Group, Inc.                                                   5,000          337,500
   --------------------------------------------------------------------------------------------------
   Loews Corp.                                                               11,000        1,036,750
   --------------------------------------------------------------------------------------------------
   MGIC Investment Corp.                                                     12,100          919,600
   --------------------------------------------------------------------------------------------------
   SunAmerica, Inc.                                                          44,000        1,952,500
                                                                                        -------------
                                                                                          10,522,362
-----------------------------------------------------------------------------------------------------
INDUSTRIAL - 6.1%
-----------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.1%
   --------------------------------------------------------------------------------------------------
   Emerson Electric Co.                                                       23,000       2,225,250
   --------------------------------------------------------------------------------------------------
   General Electric Co.                                                       28,000       2,768,500
   --------------------------------------------------------------------------------------------------
   Honeywell, Inc.                                                            15,300       1,005,975
                                                                                        ------------
                                                                                           5,999,725
-----------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 1.0%
   --------------------------------------------------------------------------------------------------
   Centex Corp                                                               34,000        1,279,250
   --------------------------------------------------------------------------------------------------
   Fluor Corp.                                                                6,000          376,500
   --------------------------------------------------------------------------------------------------
   Rayonier, Inc.                                                            28,400        1,089,850
                                                                                        -------------
                                                                                           2,745,600
-----------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.3%
   --------------------------------------------------------------------------------------------------
   Kent Electronics Corp.                                       (1)          16,400          422,300
   --------------------------------------------------------------------------------------------------
   Manpower, Inc.                                                            10,000          325,000
                                                                                        -------------
                                                                                             747,300
-----------------------------------------------------------------------------------------------------
MANUFACTURING - 1.6%
   --------------------------------------------------------------------------------------------------
   AGCO Corp.                                                                25,200          721,350
   --------------------------------------------------------------------------------------------------
   AlliedSignal, Inc.                                                        14,000          938,000

                                      37

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                        MARKET VALUE
                                                                          SHARES          (NOTE 1)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

MANUFACTURING (Continued)
   --------------------------------------------------------------------------------------------------
   Deere & Co.                                                               10,000     $    406,250
   --------------------------------------------------------------------------------------------------
   Sealed Air Corp.                                             (1)          33,000        1,373,625
   --------------------------------------------------------------------------------------------------
   U.S. Filter Corp.                                            (1)          40,300        1,279,525
                                                                                        -------------
                                                                                           4,718,750
TRANSPORTATION - 1.1%
   --------------------------------------------------------------------------------------------------
   Burlington Northern Santa Fe Corp.                                         7,000          604,625
   --------------------------------------------------------------------------------------------------
   Canadian Pacific Ltd. (New)                                               78,000        2,067,000
   --------------------------------------------------------------------------------------------------
   Illinois Central Corp.                                                    15,000          480,000
                                                                                        -------------
                                                                                           3,151,625
-----------------------------------------------------------------------------------------------------
TECHNOLOGY - 16.8%
   --------------------------------------------------------------------------------------------------
Aerospace/Defense - 0.6%
   --------------------------------------------------------------------------------------------------
   Goodrich (B.F.) Co.                                                       24,000          972,000
   --------------------------------------------------------------------------------------------------
   Lockheed Martin Corp.                                                      8,707          796,691
                                                                                        -------------
                                                                                           1,768,691
-----------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 4.1%
   --------------------------------------------------------------------------------------------------
   Adaptec, Inc.                                                (1)          26,000        1,040,000
   --------------------------------------------------------------------------------------------------
   Cabletron Systems, Inc.                                      (1)          44,000        1,463,000
   --------------------------------------------------------------------------------------------------
   Cascade Communications Corp.                                 (1)          43,500        2,397,938
   --------------------------------------------------------------------------------------------------
   EMC Corp.                                                    (1)          36,000        1,192,500
   --------------------------------------------------------------------------------------------------
   Gateway 2000, Inc.                                           (1)          30,800        1,649,725
   --------------------------------------------------------------------------------------------------
   International Business Machines Corp.                                      8,000        1,208,000
   --------------------------------------------------------------------------------------------------
   Quantum Corp.                                                (1)          22,000          629,750
   --------------------------------------------------------------------------------------------------
   Seagate Technology                                           (1)          30,000        1,185,000
   --------------------------------------------------------------------------------------------------
   Sun Microsystems, Inc.                                       (1)          35,000          899,063
                                                                                        -------------
                                                                                          11,664,976
-----------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 4.9%
   --------------------------------------------------------------------------------------------------
   Automatic Data Processing, Inc.                                            7,000          300,125
   --------------------------------------------------------------------------------------------------
   BMC Software, Inc.                                           (1)          42,000        1,737,750
   --------------------------------------------------------------------------------------------------
   Computer Associates International, Inc.                                    9,000          447,750
   --------------------------------------------------------------------------------------------------
   First Data Corp.                                                          29,000        1,058,500
   --------------------------------------------------------------------------------------------------
   HBO & Co.                                                                 30,000        1,781,250
   --------------------------------------------------------------------------------------------------
   Microsoft Corp.                                              (1)          50,000        4,131,250
   --------------------------------------------------------------------------------------------------
   Oracle Corp.                                                 (1)          40,400        1,686,700
   --------------------------------------------------------------------------------------------------
   PLATINUM Technology, Inc.                                    (1)          33,000          449,625
   --------------------------------------------------------------------------------------------------
   SAP AG, Preference                                           (1)           5,000          687,172
   --------------------------------------------------------------------------------------------------
   Shiva Corp.                                                  (1)          20,000          697,500
   --------------------------------------------------------------------------------------------------
   Sungard Data Systems, Inc.                                   (1)          23,000          908,500
                                                                                        -------------
                                                                                          13,886,122
-----------------------------------------------------------------------------------------------------
ELECTRONICS - 2.8%
   --------------------------------------------------------------------------------------------------
   Altera Corp.                                                 (1)           6,000          436,125
   --------------------------------------------------------------------------------------------------
   Analog Devices, Inc.                                         (1)          25,000          846,875
   --------------------------------------------------------------------------------------------------
   Applied Materials, Inc.                                      (1)          32,000        1,150,000
   --------------------------------------------------------------------------------------------------
   Intel Corp.                                                               20,000        2,618,750
   --------------------------------------------------------------------------------------------------
   LSI Logic Corp.                                              (1)           4,000          107,000
   --------------------------------------------------------------------------------------------------
   Novellus Systems, Inc.                                       (1)          16,200          877,838
   --------------------------------------------------------------------------------------------------
   SCI Systems, Inc.                                            (1)          25,200        1,124,550
   --------------------------------------------------------------------------------------------------
   Varian Associates, Inc.                                                   15,300          778,388
                                                                                        -------------
                                                                                           7,939,526

                                       38


OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                        MARKET VALUE
                                                                          SHARES          (NOTE 1)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 4.4%
   --------------------------------------------------------------------------------------------------
   3Com Corp.                                                   (1)          13,000     $    953,875
   --------------------------------------------------------------------------------------------------
   Cisco Systems, Inc.                                          (1)          47,000        2,990,375
   --------------------------------------------------------------------------------------------------
   Hong Kong Telecommunications Ltd., Sponsored ADR                          21,572          350,545
   --------------------------------------------------------------------------------------------------
   Newbridge Networks Corp.                                     (1)          35,000          988,750
   --------------------------------------------------------------------------------------------------
   Sprint Corp.                                                              26,500        1,056,688
   --------------------------------------------------------------------------------------------------
   Telecom Corp. of New Zealand Ltd., Sponsored ADR                           7,000          567,000
   --------------------------------------------------------------------------------------------------
   Tellabs, Inc.                                                (1)          90,600        3,408,825
   --------------------------------------------------------------------------------------------------
   WorldCom, Inc.                                               (1)          85,000        2,215,313
                                                                                        ------------
                                                                                          12,531,371

-----------------------------------------------------------------------------------------------------
UTILITIES - 2.4%
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.0%
   --------------------------------------------------------------------------------------------------
   American Electric Power Co., Inc.                                         11,550          474,994
   --------------------------------------------------------------------------------------------------
   CMS Energy Corp.                                                          16,200          544,725
   --------------------------------------------------------------------------------------------------
   FPL Group, Inc.                                                           13,600          625,600
   --------------------------------------------------------------------------------------------------
   Peco Energy Co.                                                            8,300          209,575
   --------------------------------------------------------------------------------------------------
   Pinnacle West Capital Corp.                                               32,000        1,016,000
                                                                                        ------------
                                                                                           2,870,894
-----------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.5%
   --------------------------------------------------------------------------------------------------
   Questar Corp.                                                             14,000          514,500
   --------------------------------------------------------------------------------------------------
   Sonat, Inc.                                                               18,000          927,000
                                                                                        -------------
                                                                                           1,441,500
-----------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.9%
   --------------------------------------------------------------------------------------------------
   Bell Atlantic Corp.                                                        6,300          407,925
   --------------------------------------------------------------------------------------------------
   BellSouth Corp.                                                           14,600          589,475
   --------------------------------------------------------------------------------------------------
   Century Telephone Enterprises, Inc.                                       14,000          432,250
   --------------------------------------------------------------------------------------------------
   Cincinnati Bell, Inc.                                                     11,800          727,175
   --------------------------------------------------------------------------------------------------
   SBC Communications, Inc.                                                   6,400          331,200
                                                                                        -------------
                                                                                           2,488,025
                                                                                        -------------
   Total Common Stocks (Cost $145,462,807)                                               202,551,681
-----------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.0%
-----------------------------------------------------------------------------------------------------
   TCI Communications, Inc., $2.125 Cum. Cv., Series A
    (Cost $150,000)                                                           3,000          116,625

                                                                         PRINCIPAL
                                                                          AMOUNT
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 25.5%
-----------------------------------------------------------------------------------------------------
   Repurchase agreement with J.P. Morgan Securities, Inc.,
   6.50%, dated 12/31/96, to be repurchased at $23,008,306
   on 1/2/97, collateralized by U.S. Treasury Bonds,
   7.875%-12%, 5/15/09-2/15/21, with a value of $18,981,947
   and U.S. Treasury Nts., 4.75%-6%, 8/31/98-9/30/98, with
   a value of $4,712,989                                                $23,000,000       23,000,000


                                   39


OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                         PRINCIPAL      MARKET VALUE
                                                                          AMOUNT          (NOTE 1)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Repurchase Agreements (Continued)
-----------------------------------------------------------------------------------------------------
   Repurchase agreement with Goldman, Sachs & Co.,
   6.52%, dated 12/31/96, to be repurchased at $50,018,111
   on 1/2/97, collateralized by U.S. Treasury Nts.,
   5.50%-7.50%, 7/15/99-8/15/05, with a value of $51,146,398           $ 50,000,000     $ 50,000,000
                                                                                        -------------
   Total Repurchase Agreements (Cost $73,000,000)                                         73,000,000
   --------------------------------------------------------------------------------------------------
   TOTAL INVESTMENTS, AT VALUE (COST $225,461,748)                             98.8%     282,517,247
   --------------------------------------------------------------------------------------------------
   OTHER ASSETS NET OF LIABILITIES                                              1.2        3,402,903
                                                                              -----     -------------
   NET ASSETS                                                                 100.0%    $285,920,150
                                                                              -----     -------------
                                                                              -----     -------------

   1.  Non-income producing security.











See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996
                                                                                   PRINCIPAL       MARKET VALUE
                                                                                   AMOUNT(1)       (NOTE 1)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 2.4%
---------------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn.:
    7.50%, 1/15/27                                                       (2)       $    3,000,000  $  2,998,140
    8.50%, 1/15/27                                                       (2)            3,000,000     3,109,680
    -----------------------------------------------------------------------------------------------------------
    Government National Mortgage Assn.:
    8%, 4/15/23                                                                         3,215,702     3,300,726
    8%, 7/15/22                                                                         1,439,933     1,480,712
    -----------------------------------------------------------------------------------------------------------
    Resolution Trust Corp., Commercial Mtg. Pass-Through
    Certificates, Series 1994-C2, Cl. E, 8%, 4/25/25                                      708,271       706,280
                                                                                                   ------------
    Total Mortgage-Backed Obligations (Cost $11,581,318)                                             11,595,538
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 7.5%
---------------------------------------------------------------------------------------------------------------
    U.S. Treasury Bonds:
    STRIPS, Zero Coupon, 7.101%, 11/15/18                                (3)           24,500,000     5,511,248
    STRIPS, Zero Coupon, 7.313%, 8/15/19                                 (3)           26,800,000     5,714,563
    -----------------------------------------------------------------------------------------------------------
    U.S. Treasury Nts.:
    6.375%, 8/15/02                                                                     5,000,000     5,034,380
    6.75%, 5/31/97                                                                     10,300,000    10,345,072
    9.25%, 8/15/98                                                                      9,000,000     9,455,633
                                                                                                   ------------
    Total U.S. Government Obligations (Cost $35,122,095)                                             36,060,896
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 16.2%
---------------------------------------------------------------------------------------------------------------
    Argentina (Republic of):
    Bonds, Bonos de Consolidacion de Deudas, Series I, 5.375%, 4/1/01    (4)(5)         2,478,092     2,340,150
    Par Bonds, 5.25%, 3/31/23                                            (6)           24,000,000    15,150,000
    Past Due Interest Bonds, Series L, 6.625%, 3/31/05                   (4)            8,820,000     7,678,912
    -----------------------------------------------------------------------------------------------------------
    Brazil (Federal Republic of) Par Bonds, 5%, 4/15/24                  (6)            8,000,000     5,020,000
    -----------------------------------------------------------------------------------------------------------
    Canada (Government of) Bonds:
    8.50%, 4/1/02                                                               CAD     1,500,000     1,237,184
    8.75%, 12/1/05                                                              CAD    12,200,000    10,376,451
    9.75%, 12/1/01                                                              CAD     3,000,000     2,584,352
    9.75%, 6/1/01                                                               CAD     2,000,000     1,707,551
    -----------------------------------------------------------------------------------------------------------
    Denmark (Kingdom of) Bonds, 8%, 3/15/06                                     DKK    32,100,000     5,985,855
    -----------------------------------------------------------------------------------------------------------
    Eskom Depositary Receipts, Series E168, 11%, 6/1/08                         ZAR    12,570,000     1,967,471
    -----------------------------------------------------------------------------------------------------------
    Ireland (Government of) Bonds, 9.25%, 7/11/03                               IEP     1,110,000     2,176,463
    -----------------------------------------------------------------------------------------------------------
    Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali,
    8.50%, 8/1/99                                                               ITL 2,700,000,000     1,860,455
    -----------------------------------------------------------------------------------------------------------
    New Zealand (Government of) Bonds, 8%, 2/15/01                              NZD    10,440,000     7,630,155
    -----------------------------------------------------------------------------------------------------------
    Poland (Republic of) Treasury Bills, Zero Coupon, 20.70%, 1/8/97     (3)    PLZ     3,150,000     1,097,181
    -----------------------------------------------------------------------------------------------------------
    Queensland Treasury Corp. Exchangeable Gtd. Nts., 10.50%, 5/15/03           AUD     1,800,000     1,661,406
    -----------------------------------------------------------------------------------------------------------
    Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03                      AUD     3,000,000     2,497,435

                                       41

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                   PRINCIPAL       MARKET VALUE
                                                                                   AMOUNT(1)       (NOTE 1)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
    United Kingdom Treasury:
    Bonds, 6.75%, 11/26/04                                                      GBP     2,680,000  $  4,410,077
    Nts., 13%, 7/14/00                                                          GBP     1,590,000     3,204,569
                                                                                                   ------------
    Total Foreign Government Obligations (Cost $71,329,300)                                          78,585,667
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 13.7%
---------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 1.6%
---------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.3%
    -----------------------------------------------------------------------------------------------------------
    NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05            (7)              800,000       694,000
    -----------------------------------------------------------------------------------------------------------
    Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                               500,000       543,418
                                                                                                   ------------
                                                                                                      1,237,418
---------------------------------------------------------------------------------------------------------------
GOLD - 0.3%
    -----------------------------------------------------------------------------------------------------------
    Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06                                   1,250,000     1,275,000
---------------------------------------------------------------------------------------------------------------
METALS - 0.5%
    -----------------------------------------------------------------------------------------------------------
    AK Steel Corp., 9.125% Sr. Nts., 12/15/06                            (8)            1,250,000     1,284,375
    -----------------------------------------------------------------------------------------------------------
    Armco, Inc., 8.50% Sinking Fund Debs., 9/1/01                                         178,000       179,335
    -----------------------------------------------------------------------------------------------------------
    Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                      1,000,000     1,072,500
                                                                                                   ------------
                                                                                                      2,536,210
---------------------------------------------------------------------------------------------------------------
PAPER - 0.5%
    -----------------------------------------------------------------------------------------------------------
    APP International Finance Co. BV, 11.75% Gtd. Sec. Nts., 10/1/05                      500,000       535,625
    -----------------------------------------------------------------------------------------------------------
    Repap Wisconsin, Inc., 9.875% Second Priority Sr. Nts., 5/1/06                      1,000,000     1,012,500
    -----------------------------------------------------------------------------------------------------------
    SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                                  750,000       813,750
                                                                                                   ------------
                                                                                                      2,361,875
---------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 4.5%
---------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.7%
    -----------------------------------------------------------------------------------------------------------
    Chrysler Financial Corp., 13.25% Nts., 10/15/99                                       500,000       585,946
    -----------------------------------------------------------------------------------------------------------
    Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06                     600,000       656,250
    -----------------------------------------------------------------------------------------------------------
    Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                          500,000       545,000
    -----------------------------------------------------------------------------------------------------------
    Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                        525,000       509,250
    -----------------------------------------------------------------------------------------------------------
    Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec.
    Nts., Series B, 4/1/02                                                                950,000     1,026,000
                                                                                                   ------------
                                                                                                      3,322,446
---------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.4%
    -----------------------------------------------------------------------------------------------------------
    Foodmaker, Inc.:
    9.25% Sr. Nts., 3/1/99                                                                450,000       459,000
    9.75% Sr. Sub. Nts., 6/1/02                                                           350,000       357,875
    -----------------------------------------------------------------------------------------------------------
    Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                            500,000       507,500
    -----------------------------------------------------------------------------------------------------------
    Imax Corp., 7% Sr. Nts., 3/1/01                                      (6)              600,000       615,000
                                                                                                   ------------
                                                                                                      1,939,375
---------------------------------------------------------------------------------------------------------------
MEDIA - 2.9%
    -----------------------------------------------------------------------------------------------------------
    American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04        (7)              749,948       311,228

                                       42

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                   PRINCIPAL       MARKET VALUE
                                                                                   AMOUNT(1)       (NOTE 1)
---------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
    -----------------------------------------------------------------------------------------------------------
    Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs.,
    Series B, 3/1/05                                                     (7)         $  1,000,000    $  732,500
    -----------------------------------------------------------------------------------------------------------
    Bell Cablemedia plc, 0%/11.95% Sr. Disc. Nts., 7/15/04               (7)              900,000       792,000
    -----------------------------------------------------------------------------------------------------------
    Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08                       500,000       530,922
    -----------------------------------------------------------------------------------------------------------
    Cablevision Systems Corp., 9.875% Sr. Sub. Nts., 5/15/06                              250,000       257,813
    -----------------------------------------------------------------------------------------------------------
    EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04     (7)              900,000       749,250
    -----------------------------------------------------------------------------------------------------------
    Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
    Series B, 11/1/03                                                    (4)              650,000       666,250
    -----------------------------------------------------------------------------------------------------------
    International CableTel, Inc., 0%/10.875% Sr. Deferred Coupon
    Nts., 10/15/03                                                       (7)              500,000       426,250
    -----------------------------------------------------------------------------------------------------------
    Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                           1,000,000     1,104,535
    -----------------------------------------------------------------------------------------------------------
    Panamsat LP/Panamsat Capital Corp.:
    0%/11.375% Sr. Sub. Disc. Nts., 8/1/03                               (7)            1,000,000       932,500
    9.75% Sr. Sec. Nts., 8/1/00                                                           500,000       532,500
    -----------------------------------------------------------------------------------------------------------
    Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07               1,000,000     1,060,000
    -----------------------------------------------------------------------------------------------------------
    SCI Television, Inc., 11% Sr. Sec. Nts., 6/30/05                                      500,000       537,500
    -----------------------------------------------------------------------------------------------------------
    Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                            500,000       511,875
    -----------------------------------------------------------------------------------------------------------
    TeleWest plc:
    0%/11% Sr. Disc. Debs., 10/1/07                                      (7)            1,250,000       875,000
    9.625% Sr. Debs., 10/1/06                                                             500,000       515,000
    -----------------------------------------------------------------------------------------------------------
    Time Warner Entertainment LP/Time Warner, Inc.:
    10.15% Sr. Nts., 5/1/12                                                               500,000       602,999
    8.375% Sr. Debs., 3/15/23                                                             500,000       509,596
    -----------------------------------------------------------------------------------------------------------
    Time Warner, Inc., 9.125% Debs., 1/15/13                                              500,000       542,930
    -----------------------------------------------------------------------------------------------------------
    TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                       1,000,000     1,082,025
    -----------------------------------------------------------------------------------------------------------
    Universal Outdoor, Inc., 9.75% Sr. Sub. Nts., 10/15/06               (8)              500,000       516,250
                                                                                                   ------------
                                                                                                     13,788,923
---------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 0.1%
    -----------------------------------------------------------------------------------------------------------
    Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                            600,000       664,500
---------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.4%
    -----------------------------------------------------------------------------------------------------------
    Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                                 1,000,000     1,107,500
    -----------------------------------------------------------------------------------------------------------
    Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                                   750,000       787,500
                                                                                                   ------------
                                                                                                      1,895,000
---------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 2.3%
---------------------------------------------------------------------------------------------------------------
FOOD - 0.6%
    -----------------------------------------------------------------------------------------------------------
    Grand Union Co., 12% Sr. Nts., 9/1/04                                               1,500,000     1,597,500
    -----------------------------------------------------------------------------------------------------------
    Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04                                         600,000       640,500
    -----------------------------------------------------------------------------------------------------------
    RJR Nabisco, Inc., 8.625% Medium-Term Nts., 12/1/02                                   500,000       504,814
                                                                                                   ------------
                                                                                                      2,742,814
---------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.8%
    -----------------------------------------------------------------------------------------------------------
    Genesis Health Ventures, Inc., 9.25% Sr. Sub. Nts., 10/1/06          (8)            1,900,000     1,961,750
    -----------------------------------------------------------------------------------------------------------
    Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., 7/15/02                             1,000,000     1,130,000
    -----------------------------------------------------------------------------------------------------------
    Magellan Health Services, Inc., 11.25% Sr. Sub. Nts.,
    Series A, 4/15/04                                                                     500,000       557,500
                                                                                                   ------------
                                                                                                      3,649,250

                                       43

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                   PRINCIPAL       MARKET VALUE
                                                                                   AMOUNT(1)       (NOTE 1)
---------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.9%
    -----------------------------------------------------------------------------------------------------------
    Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
    Series B, 11.404%, 5/27/98                                           (3)       $    1,500,000  $  1,258,125
    -----------------------------------------------------------------------------------------------------------
    Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02                    1,000,000     1,095,000
    -----------------------------------------------------------------------------------------------------------
    Repap New Brunswick, Inc., 10.625% Second Priority Sr. Sec. Nts., 4/15/05           1,000,000     1,050,000
    -----------------------------------------------------------------------------------------------------------
    Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts., Series B,
    13.169%, 3/15/98                                                     (3)              500,000       436,250
    -----------------------------------------------------------------------------------------------------------
    Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                                       500,000       552,500
                                                                                                   ------------
                                                                                                      4,391,875
---------------------------------------------------------------------------------------------------------------
ENERGY - 1.3%
    -----------------------------------------------------------------------------------------------------------
    J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                                   750,000       789,375
    -----------------------------------------------------------------------------------------------------------
    Mesa Operating Co., 10.625% Gtd. Sr. Sub. Nts., 7/1/06                              1,500,000     1,631,250
    -----------------------------------------------------------------------------------------------------------
    OPI International, Inc., 12.875% Sr. Gtd. Nts., 7/15/02              (9)            1,000,000     1,097,500
    -----------------------------------------------------------------------------------------------------------
    TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02                            1,350,000     1,466,438
    -----------------------------------------------------------------------------------------------------------
    Triton Energy Corp., 0%/9.75% Sr. Sub. Disc. Nts., 12/15/00                         1,000,000     1,050,000
                                                                                                   ------------
                                                                                                      6,034,563
---------------------------------------------------------------------------------------------------------------
FINANCIAL - 0.3%
---------------------------------------------------------------------------------------------------------------
BANKS - 0.1%
    -----------------------------------------------------------------------------------------------------------
    First Chicago Corp.:
    11.25% Sub. Nts., 2/20/01                                                             250,000       290,585
    9% Sub. Nts., 6/15/99                                                                 250,000       265,040
                                                                                                   ------------
                                                                                                        555,625
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.2%
    -----------------------------------------------------------------------------------------------------------
    GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                       1,000,000     1,022,500
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 1.3%
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.6%
    -----------------------------------------------------------------------------------------------------------
    American Standard, Inc., 10.875% Sr. Nts., 5/15/99                                    500,000       535,000
    -----------------------------------------------------------------------------------------------------------
    Owens-Illinois, Inc.:
    10% Sr. Sub. Nts., 8/1/02                                                             500,000       525,000
    11% Sr. Debs., 12/1/03                                                                500,000       558,750
    -----------------------------------------------------------------------------------------------------------
    Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                           425,000       433,500
    -----------------------------------------------------------------------------------------------------------
    Triangle Pacific Corp., 10.50% Sr. Nts., 8/1/03                                       850,000       911,625
                                                                                                   ------------
                                                                                                      2,963,875
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.4%
    -----------------------------------------------------------------------------------------------------------
    Allied Waste North America, Inc., 10.25% Sr. Sub. Nts., 12/1/06      (8)              285,000       300,319
    -----------------------------------------------------------------------------------------------------------
    EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                           750,000       708,750
    -----------------------------------------------------------------------------------------------------------
    Iron Mountain, Inc., 10.125% Sr. Sub. Nts., 10/1/06                                 1,000,000     1,065,000
                                                                                                   ------------
                                                                                                      2,074,069
---------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.3%
    -----------------------------------------------------------------------------------------------------------
    Mettler Toledo, Inc., 9.75% Gtd. Sr. Sub. Nts., 10/1/06                               500,000       527,500
    -----------------------------------------------------------------------------------------------------------
    Terex Corp., 13.25% Sr. Sec. Nts., 5/15/02                                          1,000,000     1,080,000
                                                                                                   ------------
                                                                                                      1,607,500
---------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 1.7%
---------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
    -----------------------------------------------------------------------------------------------------------
    Unisys Corp., 15% Credit Sensitive Nts., 7/1/97                      (4)              650,000       685,750

                                       44

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                   PRINCIPAL       MARKET VALUE
                                                                                   AMOUNT(1)       (NOTE 1)
---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 1.6%
    -----------------------------------------------------------------------------------------------------------
    360 Communications Co., 7.50% Sr. Nts., 3/1/06                                     $  500,000  $    496,854
    -----------------------------------------------------------------------------------------------------------
    Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04        (7)              800,000       660,000
    -----------------------------------------------------------------------------------------------------------
    IntelCom Group (USA), Inc., 0%/13.50% Sr. Disc. Nts., 9/15/05        (7)              900,000       643,500
    -----------------------------------------------------------------------------------------------------------
    MFS Communications Co., Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04      (7)            1,850,000     1,618,750
    -----------------------------------------------------------------------------------------------------------
    Omnipoint Corp., 11.625% Sr. Nts., 8/15/06                                          1,000,000     1,045,000
    -----------------------------------------------------------------------------------------------------------
    PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts., 11/15/01     (7)            1,000,000       977,500
    -----------------------------------------------------------------------------------------------------------
    Teleport Communications Group, Inc.:
    0%/11.125% Sr. Disc. Nts., 7/1/07                                    (7)            1,600,000     1,104,000
    9.875% Sr. Nts., 7/1/06                                                               400,000       430,000
    -----------------------------------------------------------------------------------------------------------
    USA Mobile Communications, Inc. II, 9.50% Sr. Nts., 2/1/04                          1,000,000       955,000
                                                                                                   ------------
                                                                                                      7,930,604
---------------------------------------------------------------------------------------------------------------
UTILITIES - 0.7%
---------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.5%
    -----------------------------------------------------------------------------------------------------------
    Calfornia Energy, Inc., 0%/10.25% Sr. Disc. Nts., 1/15/04            (7)              750,000       796,875
    -----------------------------------------------------------------------------------------------------------
    Calpine Corp., 10.50% Sr. Nts., 5/15/06                                               800,000       851,000
    -----------------------------------------------------------------------------------------------------------
    First PV Funding Corp., 10.15% Lease Obligation Bonds, Series
    1986B, 1/15/16                                                                        770,000       821,013
                                                                                                   ------------
                                                                                                      2,468,888
---------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%
    -----------------------------------------------------------------------------------------------------------
    Beaver Valley II Funding Corp., 9% Second Lease Obligation Bonds, 6/1/17              989,000       951,913
                                                                                                   ------------
    Total Non-Convertible Corporate Bonds and Notes (Cost $63,199,248)                               66,099,973
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.2%
    -----------------------------------------------------------------------------------------------------------
    Castorama Dubois Investissements SA, 3.15% Cv. Bonds, 1/1/03                FRF       165,000        38,530
    -----------------------------------------------------------------------------------------------------------
    MEDIQ, Inc., 7.50% Exchangeable Sub. Debs., 7/15/03                                 1,000,000       930,000
                                                                                                   ------------
    Total Convertible Corporate Bonds and Notes (Cost $971,148)                                         968,530
                                                                                   SHARES
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 45.6%
---------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 2.9%
---------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.6%
    -----------------------------------------------------------------------------------------------------------
    Agrium, Inc.                                                                          141,000     1,938,750
    -----------------------------------------------------------------------------------------------------------
    Bayer AG, Sponsored ADR                                                                56,000     2,281,989
    -----------------------------------------------------------------------------------------------------------
    Dow Chemical Co.                                                     (11)               8,000       627,000
    -----------------------------------------------------------------------------------------------------------
    Georgia Gulf Corp.                                                                     29,000       779,375
    -----------------------------------------------------------------------------------------------------------
    Great Lakes Chemical Corp.                                                             16,500       771,375
    -----------------------------------------------------------------------------------------------------------
    Monsanto Co.                                                         (11)              18,000       699,750
    -----------------------------------------------------------------------------------------------------------
    Sybron Chemical Industries, Inc.                                     (10)              48,000       768,000
                                                                                                   ------------
                                                                                                      7,866,239
                                       45
OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                                   MARKET VALUE
                                                                                          SHARES   (NOTE 1)
---------------------------------------------------------------------------------------------------------------
METALS - 0.8%
    -----------------------------------------------------------------------------------------------------------
    Alumax, Inc.                                                         (10)              32,918  $  1,098,638
    -----------------------------------------------------------------------------------------------------------
    Brush Wellman, Inc.                                                                    83,500     1,367,312
    -----------------------------------------------------------------------------------------------------------
    Custom Chrome, Inc.                                                  (10)              45,000       905,625
    -----------------------------------------------------------------------------------------------------------
    Inco Ltd.                                                                              15,200       484,500
                                                                                                   ------------
                                                                                                      3,856,075
---------------------------------------------------------------------------------------------------------------
PAPER - 0.5%
    -----------------------------------------------------------------------------------------------------------
    Aracruz Celulose SA, Sponsored ADR, Cl. B                                             139,000     1,146,750
    -----------------------------------------------------------------------------------------------------------
    MacMillan Bloedel Ltd.                                                                 91,830     1,202,601
    -----------------------------------------------------------------------------------------------------------
    MacMillan Bloedel Ltd.                                                                  4,200        54,600
                                                                                                   ------------
                                                                                                      2,403,951
---------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 10.0%
---------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.3%
    -----------------------------------------------------------------------------------------------------------
    AutoZone, Inc.                                                       (10)              38,500     1,058,750
    -----------------------------------------------------------------------------------------------------------
    Black & Decker Corp.                                                                   20,000       602,500
    -----------------------------------------------------------------------------------------------------------
    Chromcraft Revington, Inc.                                           (10)               7,400       205,350
    -----------------------------------------------------------------------------------------------------------
    Duracell International, Inc.                                                           20,000     1,397,500
    -----------------------------------------------------------------------------------------------------------
    Eaton Corp.                                                          (11)              16,000     1,116,000
    -----------------------------------------------------------------------------------------------------------
    General Motors Corp.                                                 (11)              25,000     1,393,750
    -----------------------------------------------------------------------------------------------------------
    IRSA Inversiones y Representaciones SA                                                214,506       688,685
                                                                                                   ------------
                                                                                                      6,462,535
---------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.7%
    -----------------------------------------------------------------------------------------------------------
    Alaska Air Group, Inc.                                               (10)              45,000       945,000
    -----------------------------------------------------------------------------------------------------------
    AMR Corp.                                                            (10)(11)          25,500     2,247,187
    -----------------------------------------------------------------------------------------------------------
    Brinker International, Inc.                                          (10)              58,800       940,800
    -----------------------------------------------------------------------------------------------------------
    Carnival Corp., Cl. A                                                                  34,100     1,125,300
    -----------------------------------------------------------------------------------------------------------
    Cheesecake Factory (The)                                             (10)              30,000       543,750
    -----------------------------------------------------------------------------------------------------------
    Choice Hotels International, Inc.                                    (10)              24,985       440,361
    -----------------------------------------------------------------------------------------------------------
    Circus Circus Enterprises, Inc.                                      (10)              25,500       876,562
    -----------------------------------------------------------------------------------------------------------
    Cracker Barrel Old Country Store, Inc.                                                 70,000     1,776,250
    -----------------------------------------------------------------------------------------------------------
    Disney (Walt) Co.                                                    (11)              20,793     1,447,713
    -----------------------------------------------------------------------------------------------------------
    Eastman Kodak Co.                                                    (11)              20,000     1,605,000
    -----------------------------------------------------------------------------------------------------------
    Gaylord Entertainment Co., Cl. A                                                       50,000     1,143,750
    -----------------------------------------------------------------------------------------------------------
    International Game Technology                                                          88,000     1,606,000
    -----------------------------------------------------------------------------------------------------------
    King World Productions, Inc.                                         (10)(11)          31,000     1,143,125
    -----------------------------------------------------------------------------------------------------------
    Mattel, Inc.                                                         (11)              39,296     1,090,471
    -----------------------------------------------------------------------------------------------------------
    Nintendo Co. Ltd.                                                                      32,000     2,285,517
    -----------------------------------------------------------------------------------------------------------
    Outback Steakhouse, Inc.                                             (10)(11)          14,600       390,550
    -----------------------------------------------------------------------------------------------------------
    Primadonna Resorts, Inc.                                             (10)(11)          55,000       935,000
    -----------------------------------------------------------------------------------------------------------
    Shangri-La Asia Ltd.                                                                  725,000     1,073,207
    -----------------------------------------------------------------------------------------------------------
    Shimano, Inc.                                                                          70,000     1,188,076
                                                                                                   ------------
                                                                                                     22,803,619
---------------------------------------------------------------------------------------------------------------
MEDIA - 1.3%
    -----------------------------------------------------------------------------------------------------------
    Comcast Corp., Cl. A Special                                                           93,000     1,656,562
    -----------------------------------------------------------------------------------------------------------
    Dow Jones & Co., Inc.                                                                  36,000     1,219,500
    -----------------------------------------------------------------------------------------------------------
    South China Morning Post Holdings Ltd.                                              1,800,000     1,489,335
    -----------------------------------------------------------------------------------------------------------
    Time Warner, Inc.                                                                      16,500       618,750
    -----------------------------------------------------------------------------------------------------------
    U S West Media Group                                                 (10)              75,000     1,387,500
                                                                                                   ------------
                                                                                                      6,371,647
                                       46
OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                                   MARKET VALUE
                                                                                   SHARES          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 1.0%
    -----------------------------------------------------------------------------------------------------------
    Cone Mills Corp.                                                     (10)             196,300  $  1,545,862
    -----------------------------------------------------------------------------------------------------------
    Donna Karan International, Inc.                                      (10)              71,500     1,009,937
    -----------------------------------------------------------------------------------------------------------
    Price/Costco, Inc.                                                   (10)(11)          58,900     1,479,862
    -----------------------------------------------------------------------------------------------------------
    Starter Corp.                                                        (10)             100,000       575,000
                                                                                                   ------------
                                                                                                      4,610,661
---------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 1.7%
    -----------------------------------------------------------------------------------------------------------
    Books-A-Million, Inc.                                                (10)             120,000       825,000
    -----------------------------------------------------------------------------------------------------------
    Burlington Coat Factory Warehouse Corp.                              (10)              62,000       806,000
    -----------------------------------------------------------------------------------------------------------
    Castorama Dubois Investissements SA                                                     4,131       709,592
    -----------------------------------------------------------------------------------------------------------
    General Nutrition Cos., Inc.                                         (10)              68,000     1,147,500
    -----------------------------------------------------------------------------------------------------------
    Gymboree Corp.                                                       (10)(11)          61,900     1,415,962
    -----------------------------------------------------------------------------------------------------------
    Movie Gallery, Inc.                                                  (10)              50,000       650,000
    -----------------------------------------------------------------------------------------------------------
    Toys 'R' Us, Inc.                                                    (10)(11)          60,500     1,815,000
    -----------------------------------------------------------------------------------------------------------
    Tractor Supply Co.                                                   (10)              46,300       954,937
                                                                                                   ------------
                                                                                                      8,323,991
---------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 7.8%
---------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.3%
    -----------------------------------------------------------------------------------------------------------
    Guinness plc                                                                          100,000       783,698
    -----------------------------------------------------------------------------------------------------------
    PepsiCo, Inc.                                                                          27,000       789,750
                                                                                                   ------------
                                                                                                      1,573,448
---------------------------------------------------------------------------------------------------------------
FOOD - 0.9%
    -----------------------------------------------------------------------------------------------------------
    Chiquita Brands International, Inc.                                                    69,080       880,770
    -----------------------------------------------------------------------------------------------------------
    Grand Union Co.                                                      (10)               6,185        30,925
    -----------------------------------------------------------------------------------------------------------
    Groupe Danone                                                                           6,513       905,777
    -----------------------------------------------------------------------------------------------------------
    Nestle SA, Sponsored ADR                                                               12,000       642,128
    -----------------------------------------------------------------------------------------------------------
    Sara Lee Corp.                                                                         48,000     1,788,000
                                                                                                   ------------
                                                                                                      4,247,600
---------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 2.9%
    -----------------------------------------------------------------------------------------------------------
    Abbott Laboratories                                                                    22,000     1,116,500
    -----------------------------------------------------------------------------------------------------------
    Agouron Pharmaceuticals, Inc.                                        (10)(11)          11,400       772,350
    -----------------------------------------------------------------------------------------------------------
    American Home Products Corp.                                                           19,000     1,113,875
    -----------------------------------------------------------------------------------------------------------
    Astra AB Free, Series A                                                                14,500       715,653
    -----------------------------------------------------------------------------------------------------------
    Bristol-Myers Squibb Co.                                             (11)              18,800     2,044,500
    -----------------------------------------------------------------------------------------------------------
    Genzyme Corp.                                                        (10)              55,000     1,196,250
    -----------------------------------------------------------------------------------------------------------
    Johnson & Johnson                                                                      29,800     1,482,550
    -----------------------------------------------------------------------------------------------------------
    Mylan Laboratories, Inc.                                                               84,000     1,407,000
    -----------------------------------------------------------------------------------------------------------
    Novartis AG                                                          (10)               2,346     2,678,455
    -----------------------------------------------------------------------------------------------------------
    SmithKline Beecham plc, ADR                                                            24,400     1,659,200
                                                                                                   ------------
                                                                                                     14,186,333
---------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.5%
    -----------------------------------------------------------------------------------------------------------
    Alternative Living Services, Inc.                                    (10)              73,000     1,058,500
    -----------------------------------------------------------------------------------------------------------
    Biomet, Inc.                                                                           50,000       756,250
    -----------------------------------------------------------------------------------------------------------
    Datascope Corp.                                                      (10)              35,000       700,000
    -----------------------------------------------------------------------------------------------------------
    Heartport, Inc.                                                      (10)              26,000       594,750
    -----------------------------------------------------------------------------------------------------------
    HemaSure, Inc.                                                       (10)             128,000       800,000
    -----------------------------------------------------------------------------------------------------------
    Innovasive Devices, Inc.                                             (10)              85,000       658,750
    -----------------------------------------------------------------------------------------------------------
    Integrated Health Services, Inc.                                                       32,500       792,187
    -----------------------------------------------------------------------------------------------------------
    Manor Care, Inc.                                                     (11)              24,985       674,595

                                       47

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                                   MARKET VALUE
                                                                                   SHARES          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES (CONTINUED)
    -----------------------------------------------------------------------------------------------------------
    Medtronic, Inc.                                                      (11)              15,700  $  1,067,600
    -----------------------------------------------------------------------------------------------------------
    Nellcor Puritan Bennett, Inc.                                        (10)              68,400     1,496,250
    -----------------------------------------------------------------------------------------------------------
    PerSeptive Biosystems, Inc.                                          (10)                 440         3,053
    -----------------------------------------------------------------------------------------------------------
    Sofamor Danek Group, Inc.                                            (10)(11)          30,000       915,000
    -----------------------------------------------------------------------------------------------------------
    United Healthcare Corp.                                              (11)              22,000       990,000
    -----------------------------------------------------------------------------------------------------------
    WellPoint Health Networks, Inc.                                      (10)(11)          49,981     1,718,097
                                                                                                   ------------
                                                                                                     12,225,032
---------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.7%
    -----------------------------------------------------------------------------------------------------------
    Kimberly-Clark Corp.                                                 (11)              13,100     1,247,775
    -----------------------------------------------------------------------------------------------------------
    Procter & Gamble Co.                                                 (11)              13,200     1,419,000
    -----------------------------------------------------------------------------------------------------------
    Scott's Liquid Gold, Inc.                                            (10)              57,200        92,950
    -----------------------------------------------------------------------------------------------------------
    Wella AG                                                                                1,550       819,702
                                                                                                   ------------
                                                                                                      3,579,427
---------------------------------------------------------------------------------------------------------------
TOBACCO - 0.5%
    -----------------------------------------------------------------------------------------------------------
    Philip Morris Cos., Inc.                                             (11)              21,300     2,398,913
---------------------------------------------------------------------------------------------------------------
ENERGY - 3.2%
---------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.7%
    -----------------------------------------------------------------------------------------------------------
    Kerr-McGee Corp.                                                     (11)              12,000       864,000
    -----------------------------------------------------------------------------------------------------------
    Weatherford Enterra, Inc.                                            (10)              29,000       870,000
    -----------------------------------------------------------------------------------------------------------
    Western Atlas, Inc.                                                  (10)(11)          22,000     1,559,250
                                                                                                   ------------
                                                                                                      3,293,250
---------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 2.5%
    -----------------------------------------------------------------------------------------------------------
    Atlantic Richfield Co.                                               (11)              14,300     1,894,750
    -----------------------------------------------------------------------------------------------------------
    Elan Energy, Inc.                                                    (10)             121,000     1,059,349
    -----------------------------------------------------------------------------------------------------------
    Enterprise Oil plc                                                                    118,000     1,305,786
    -----------------------------------------------------------------------------------------------------------
    Louisiana Land & Exploration Co.                                                       31,000     1,662,375
    -----------------------------------------------------------------------------------------------------------
    Royal Dutch Petroleum Co.                                            (11)               9,500     1,622,125
    -----------------------------------------------------------------------------------------------------------
    Talisman Energy, Inc.                                                (10)              19,000       632,108
    -----------------------------------------------------------------------------------------------------------
    Total SA, Sponsored ADR                                                                21,701       873,465
    -----------------------------------------------------------------------------------------------------------
    Unocal Corp.                                                                           36,000     1,462,500
    -----------------------------------------------------------------------------------------------------------
    YPF SA, Cl. D, ADR                                                                     52,000     1,313,000
                                                                                                   ------------
                                                                                                     11,825,458
---------------------------------------------------------------------------------------------------------------
FINANCIAL - 5.5%
---------------------------------------------------------------------------------------------------------------
BANKS - 3.0%
    -----------------------------------------------------------------------------------------------------------
    Akbank T.A.S.                                                                       2,660,750       359,742
    -----------------------------------------------------------------------------------------------------------
    Banco Frances del Rio de la Plata SA                                                  100,050       935,632
    -----------------------------------------------------------------------------------------------------------
    Chase Manhattan Corp. (New)                                          (11)              61,000     5,444,250
    -----------------------------------------------------------------------------------------------------------
    Citicorp                                                             (11)              13,000     1,339,000
    -----------------------------------------------------------------------------------------------------------
    Deutsche Bank, Sponsored ADR                                                           13,250       618,175
    -----------------------------------------------------------------------------------------------------------
    NationsBank Corp.                                                    (11)              49,600     4,848,400
    -----------------------------------------------------------------------------------------------------------
    PNC Bank Corp.                                                                         29,000     1,091,125
                                                                                                   ------------
                                                                                                     14,636,324
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.2%
    -----------------------------------------------------------------------------------------------------------
    American Express Co.                                                 (11)              38,000     2,147,000
    -----------------------------------------------------------------------------------------------------------
    Dean Witter, Discover & Co.                                          (11)              23,000     1,523,750
    -----------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.                                     (11)               9,700     1,068,213
    -----------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc.                                                              10,500       855,750
                                                                                                   ------------
                                                                                                      5,594,713

                                       48

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                                   MARKET VALUE
                                                                                   SHARES          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
INSURANCE - 1.3%
    -----------------------------------------------------------------------------------------------------------
    ACE Ltd.                                                                               27,000  $  1,623,375
    -----------------------------------------------------------------------------------------------------------
    American International Group, Inc.                                   (11)              12,600     1,363,950
    -----------------------------------------------------------------------------------------------------------
    Equitable Cos., Inc.                                                                   35,000       861,875
    -----------------------------------------------------------------------------------------------------------
    Skandia Forsakrings AB                                                                 40,000     1,130,634
    -----------------------------------------------------------------------------------------------------------
    UNUM Corp.                                                                             21,000     1,517,250
                                                                                                   ------------
                                                                                                      6,497,084
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 4.5%
---------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.5%
    -----------------------------------------------------------------------------------------------------------
    Core Industries, Inc.                                                                  50,000       825,000
    -----------------------------------------------------------------------------------------------------------
    General Electric Co.                                                 (11)              14,400     1,423,800
                                                                                                   ------------
                                                                                                      2,248,800
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.8%
    -----------------------------------------------------------------------------------------------------------
    Owens Corning                                                                          33,000     1,406,625
    -----------------------------------------------------------------------------------------------------------
    Rubbermaid, Inc.                                                                       33,000       750,750
    -----------------------------------------------------------------------------------------------------------
    Wolverine Tube, Inc.                                                 (10)              51,000     1,797,750
                                                                                                   ------------
                                                                                                      3,955,125
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.4%
    -----------------------------------------------------------------------------------------------------------
    Calgon Carbon Corp.                                                                    84,500     1,035,125
    -----------------------------------------------------------------------------------------------------------
    Ecolab, Inc.                                                                           23,400       880,425
                                                                                                   ------------
                                                                                                      1,915,550
---------------------------------------------------------------------------------------------------------------
MANUFACTURING - 1.6%
    -----------------------------------------------------------------------------------------------------------
    AGCO Corp.                                                                             39,600     1,133,550
    -----------------------------------------------------------------------------------------------------------
    Citic Pacific Ltd.                                                                    162,000       940,375
    -----------------------------------------------------------------------------------------------------------
    Cognex Corp.                                                         (10)              40,000       740,000
    -----------------------------------------------------------------------------------------------------------
    Hutchison Whampoa Ltd.                                                                128,000     1,005,301
    -----------------------------------------------------------------------------------------------------------
    Mannesmann AG                                                                           2,100       902,350
    -----------------------------------------------------------------------------------------------------------
    Tenneco, Inc. (New)                                                  (11)              28,500     1,286,063
    -----------------------------------------------------------------------------------------------------------
    Trinity Industries, Inc.                                                               23,000       862,500
    -----------------------------------------------------------------------------------------------------------
    Westinghouse Air Brake Co.                                                             71,200       898,900
                                                                                                   ------------
                                                                                                      7,769,039
---------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.2%
    -----------------------------------------------------------------------------------------------------------
    Airborne Freight Corp.                                                                 32,000       748,000
    -----------------------------------------------------------------------------------------------------------
    Burlington Northern Santa Fe Corp.                                                     15,600     1,347,450
    -----------------------------------------------------------------------------------------------------------
    Canadian National Railway Co.                                                          30,000     1,140,332
    -----------------------------------------------------------------------------------------------------------
    Newport News Shipbuilding, Inc.                                      (10)               5,700        85,500
    -----------------------------------------------------------------------------------------------------------
    Spartan Motors, Inc.                                                                  108,000       729,000
    -----------------------------------------------------------------------------------------------------------
    Stolt-Nielsen SA                                                                       66,100     1,247,638
    -----------------------------------------------------------------------------------------------------------
    Stolt-Nielsen SA, Sponsored ADR                                                        22,050       413,438
                                                                                                   ------------
                                                                                                      5,711,358
---------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 10.3%
---------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.3%
    -----------------------------------------------------------------------------------------------------------
    Boeing Co.                                                                              1,008       107,226
    -----------------------------------------------------------------------------------------------------------
    Rockwell International Corp.                                                           24,000     1,461,000
                                                                                                   ------------
                                                                                                      1,568,226
---------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.0%
    -----------------------------------------------------------------------------------------------------------
    International Business Machines Corp.                                (11)              19,200     2,899,200
    -----------------------------------------------------------------------------------------------------------
    Komag, Inc.                                                          (10)              25,000       678,125
    -----------------------------------------------------------------------------------------------------------
    Moore Corp. Ltd.                                                                       65,600     1,336,600

                                       49

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                                   MARKET VALUE
                                                                                   SHARES          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE (CONTINUED)
    -----------------------------------------------------------------------------------------------------------
    Optical Data Systems, Inc.                                           (10)              58,700    $  704,400
    -----------------------------------------------------------------------------------------------------------
    Seagate Technology                                                   (10)(11)          28,000     1,106,000
    -----------------------------------------------------------------------------------------------------------
    Xerox Corp.                                                          (11)              51,000     2,683,875
                                                                                                   ------------
                                                                                                      9,408,200
---------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 2.5%
    -----------------------------------------------------------------------------------------------------------
    America Online, Inc.                                                 (10)              32,540     1,081,955
    -----------------------------------------------------------------------------------------------------------
    American Software, Inc.                                              (10)             100,000       637,500
    -----------------------------------------------------------------------------------------------------------
    Arbor Software Corp.                                                 (10)               7,000       169,750
    -----------------------------------------------------------------------------------------------------------
    Astea International, Inc.                                            (10)              50,000       284,375
    -----------------------------------------------------------------------------------------------------------
    Business Objects SA, Sponsored ADR                                   (10)              45,000       607,500
    -----------------------------------------------------------------------------------------------------------
    Computer Associates International, Inc.                              (11)              45,975     2,287,256
    -----------------------------------------------------------------------------------------------------------
    Electronic Arts, Inc.                                                (10)(11)          37,200     1,113,675
    -----------------------------------------------------------------------------------------------------------
    Inference Corp., Cl. A                                               (10)             112,500       815,625
    -----------------------------------------------------------------------------------------------------------
    Microsoft Corp.                                                      (10)(11)           9,800       809,725
    -----------------------------------------------------------------------------------------------------------
    Novell, Inc.                                                         (10)             158,000     1,496,063
    -----------------------------------------------------------------------------------------------------------
    Sabre Group Holdings, Inc.                                           (10)              22,000       613,250
    -----------------------------------------------------------------------------------------------------------
    Structural Dynamics Research Corp.                                   (10)(11)          31,000       620,000
    -----------------------------------------------------------------------------------------------------------
    Symantec Corp.                                                       (10)(11)         110,364     1,600,278
                                                                                                   ------------
                                                                                                     12,136,952
---------------------------------------------------------------------------------------------------------------
ELECTRONICS - 3.7%
    -----------------------------------------------------------------------------------------------------------
    CAE, Inc.                                                                              75,433       569,606
    -----------------------------------------------------------------------------------------------------------
    Cypress Semiconductor Corp.                                          (10)              75,000     1,059,375
    -----------------------------------------------------------------------------------------------------------
    General Motors Corp., Cl. H                                                            17,000       956,250
    -----------------------------------------------------------------------------------------------------------
    Hewlett-Packard Co.                                                                    31,500     1,582,875
    -----------------------------------------------------------------------------------------------------------
    Input/Output, Inc.                                                   (10)              53,000       980,500
    -----------------------------------------------------------------------------------------------------------
    Intel Corp.                                                          (11)              55,400     7,253,938
    -----------------------------------------------------------------------------------------------------------
    Kyocera Corp.                                                                          14,000       870,854
    -----------------------------------------------------------------------------------------------------------
    LSI Logic Corp.                                                      (10)(11)          37,800     1,011,150
    -----------------------------------------------------------------------------------------------------------
    Nokia Corp., A Shares, Sponsored ADR                                 (11)              23,000     1,325,375
    -----------------------------------------------------------------------------------------------------------
    Novellus Systems, Inc.                                               (10)(11)          15,000       812,813
    -----------------------------------------------------------------------------------------------------------
    Proxima Corp.                                                        (10)              56,000       721,000
    -----------------------------------------------------------------------------------------------------------
    Xilinx, Inc.                                                         (10)(11)          18,200       669,988
                                                                                                   ------------
                                                                                                     17,813,724
---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 1.8%
    -----------------------------------------------------------------------------------------------------------
    Airtouch Communications, Inc.                                        (10)              72,000     1,818,000
    -----------------------------------------------------------------------------------------------------------
    Bay Networks, Inc.                                                   (10)              16,607       346,671
    -----------------------------------------------------------------------------------------------------------
    Cisco Systems, Inc.                                                  (10)              13,500       858,938
    -----------------------------------------------------------------------------------------------------------
    ECI Telecommunications Ltd.                                          (11)              70,000     1,487,500
    -----------------------------------------------------------------------------------------------------------
    Kinnevik Investments AB Free, Series B                                                 24,500       674,573
    -----------------------------------------------------------------------------------------------------------
    MCI Communications Corp.                                             (11)              57,000     1,863,188
    -----------------------------------------------------------------------------------------------------------
    Newbridge Networks Corp.                                             (10)              31,000       875,750
    -----------------------------------------------------------------------------------------------------------
    Tellabs, Inc.                                                        (10)(11)          19,200       722,400
                                                                                                   ------------
                                                                                                      8,647,020
---------------------------------------------------------------------------------------------------------------
UTILITIES - 1.4%
---------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.3%
    -----------------------------------------------------------------------------------------------------------
    Public Service Enterprise Group, Inc.                                                  52,000     1,417,000

                                       50

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                                   MARKET VALUE
                                                                                   SHARES          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.3%
    -----------------------------------------------------------------------------------------------------------
    El Paso Natural Gas Co.                                                                 2,651    $  133,876
    -----------------------------------------------------------------------------------------------------------
    Southwestern Energy Co.                                                                92,000     1,391,500
                                                                                                   ------------
                                                                                                      1,525,376
---------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.8%
    -----------------------------------------------------------------------------------------------------------
    BCE, Inc.                                                            (11)              28,000     1,337,000
    -----------------------------------------------------------------------------------------------------------
    SBC Communications, Inc.                                                               16,000       828,000
    -----------------------------------------------------------------------------------------------------------
    U S West Communications Group                                                          55,000     1,773,750
                                                                                                   ------------
                                                                                                      3,938,750
                                                                                                   ------------
    Total Common Stocks (Cost $165,892,959)                                                         220,811,420
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.5%
    -----------------------------------------------------------------------------------------------------------
    Cyprus Amax Minerals Co., $4.00 Cv., Series A                                          24,000     1,287,000
    -----------------------------------------------------------------------------------------------------------
    K-III Communications Corp., Sr. Exchangeable, Series A                                 20,000       537,500
    -----------------------------------------------------------------------------------------------------------
    Pantry Pride, Inc., $14.875 Exchangeable, Series B                                      8,000       804,000
    -----------------------------------------------------------------------------------------------------------
    Time Warner, Inc., 10.25% Preferred, Series M                        (5)                    1         1,090
                                                                                                   ------------
    Total Preferred Stocks (Cost $2,661,833)                                                          2,629,590
                                                                                   UNITS
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
    -----------------------------------------------------------------------------------------------------------
    American Telecasting, Inc. Wts., Exp. 6/99                                              6,000        10,500
    -----------------------------------------------------------------------------------------------------------
    Gaylord Container Corp. Wts., Exp. 11/02                                                9,232        56,546
    -----------------------------------------------------------------------------------------------------------
    Hong Kong & China Gas Co. Ltd. Wts., Exp. 9/97                                         29,376        16,331
    -----------------------------------------------------------------------------------------------------------
    Icon Health & Fitness, Inc. Wts., Exp. 11/99                         (9)                1,000        50,000
    -----------------------------------------------------------------------------------------------------------
    PerSeptive Biosystems, Inc. Wts., Exp. 9/03                                               249            --
    -----------------------------------------------------------------------------------------------------------
    Terex Corp. Rts., Exp. 5/02                                          (9)                4,000         9,000
                                                                                                   ------------
    Total Rights, Warrants and Certificates (Cost $28,557)                                              142,377
                                                                                   PRINCIPAL
                                                                                   AMOUNT(1)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 15.2%
    -----------------------------------------------------------------------------------------------------------
    Repurchase agreement with Goldman, Sachs & Co.,
    6.52%, dated 12/31/96, to be repurchased at $73,626,660
    on 1/2/97, collateralized by U.S. Treasury Nts., 5.50%-
    7.50%, 7/15/99-8/15/05, with a value of $75,287,498
    (Cost $73,600,000)                                                               $ 73,600,000    73,600,000
    -----------------------------------------------------------------------------------------------------------
    Total Investments, at Value (Cost $424,386,458)                                         101.3%  490,493,991
    -----------------------------------------------------------------------------------------------------------
    Liabilities in Excess of Other Assets                                                    (1.3)   (6,208,511)
                                                                                     ------------  ------------
    Net Assets                                                                              100.0% $484,285,480
                                                                                     ------------  ------------
                                                                                     ------------  ------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
AUD - Australian Dollar       IEP - Irish Punt
CAD - Canadian Dollar         ITL - Italian Lira
DKK - Danish Krone            NZD - New Zealand Dollar
FRF - French Franc            PLZ - Polish Zloty
GBP - British Pound Sterling  ZAR - South African Rand
HKD - Hong Kong Dollar
2.  When-issued security to be delivered and settled after December 31, 1996.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4.  Represents the current interest rate for a variable rate security.
5.  Interest or dividend is paid in kind.
6.  Represents the current interest rate for an increasing rate security.
7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,062,694 or 0.84% of the Fund's net assets, at December 31, 1996.
9. Identifies issues considered to be illiquid - See applicable note of Notes to Financial Statements.
10. Non-income producing security.
11. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                       SHARES
                                       SUBJECT   EXPIRATION   EXERCISE  PREMIUM     MARKET VALUE
                                       TO CALL   DATE         PRICE     RECEIVED    (NOTE 1)
-------------------------------------------------------------------------------------------------
AMR Corp.                                4,400       1/97     $ 95.00   $   11,417  $  2,750
Agouron Pharmaceuticals, Inc.           11,400       2/97       45.00       38,131   267,900
American Express Co.                     7,600       7/97       60.00       11,646    25,650
American International Group, Inc.       2,400       2/97      100.00       8,6272     3,700
Atlantic Richfield Co.                   2,800       7/97      145.00        6,040     6,475
BCE, Inc.                                5,600       6/97       50.00        5,781    10,150
Bristol-Myers Squibb Co.                 4,600       3/97      120.00        9,061     9,200
Chase Manhattan Corp. (New)             11,600       3/97       80.00       44,600   139,200
Citicorp                                 2,600       1/97       90.00       12,271    38,675
Citicorp                                 2,600       4/97      115.00        7,071     6,663
Computer Associates International, Inc.  9,000       1/97       55.00       28,979     5,063
Computer Associates International, Inc.  9,000       1/97       60.00       42,479     1,688
Dean Witter, Discover & Co.              4,600       4/97       70.00        9,975    12,938
Dean Witter, Discover & Co.              4,600       7/97       70.00       14,812    20,700
Disney (Walt) Co.                        4,000       7/97       80.00        9,880     7,500
Dow Chemical Co.                         2,000       3/97       90.00        3,815       750
ECI Telecommunications Ltd.             10,800       2/97       25.00       19,925     5,400
Eastman Kodak Co.                        8,000       7/97       90.00       24,259    18,000
Eaton Corp.                              3,200       7/97       75.00        5,504     7,000
Electronic Arts, Inc.                    9,000       3/97       30.00       32,354    29,250
Electronic Arts, Inc.                   11,900       6/97       40.00       26,417    19,338
Electronic Arts, Inc.                    5,400       6/97       45.00       15,131     5,738
Federal Home Loan Mortgage Corp.         1,800       4/97       28.75        7,821     9,900
Federal Home Loan Mortgage Corp.         1,800       7/97       30.00       10,521    13,050
General Electric Co.                     2,800       3/97      110.00        8,666     4,550

                                       52

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

11. Outstanding written call options (continued)

                                       SHARES
                                       SUBJECT   EXPIRATION   EXERCISE  PREMIUM     MARKET VALUE
                                       TO CALL   DATE         PRICE     RECEIVED    (NOTE 1)
-------------------------------------------------------------------------------------------------
General Motors Corp.                    5,000    3/97         $  60.00  $    7,350    $  4,688
Gymboree Corp.                         10,000    1/97            35.00      13,450          --
Intel Corp.                            11,000    1/97            90.00      34,044     457,875
Intel Corp.                            11,000    4/97           135.00      56,043     126,500
International Business Machines Corp.   3,800    4/97           175.00      21,735      13,300
Kerr-McGee Corp.                        2,400    7/97            75.00       4,728       6,900
Kimberly-Clark Corp.                    2,600    7/97           100.00      12,597      12,350
King World Productions, Inc.            6,200    5/97            40.00       9,114       8,138
LSI Logic Corp.                         7,400    7/97            35.00      20,127      12,950
MCI Communications Corp.               11,400    7/97            32.50      23,882      31,350
Manor Care, Inc.                        4,800    4/97            40.00       6,456      27,600
Mattel, Inc.                            6,400    7/97            35.00       6,608       4,800
Medtronic, Inc.                         3,000    2/97            55.00       9,660      43,125
Medtronic, Inc.                         3,000    7/97            70.00      11,910      12,000
Microsoft Corp.                         9,800    1/97            62.50      43,952     198,450
Monsanto Co.                            3,600    7/97            45.00       7,092       6,750
NationsBank Corp.                       9,800    2/97            90.00      51,154      94,325
Nokia Corp., A Shares, Sponsored ADR    4,600    4/97            45.00      12,512      60,375
Nokia Corp., A Shares, Sponsored ADR    4,600    4/97            60.00      15,961      16,100
Novellus Systems, Inc.                  3,000    7/97            65.00      18,284      12,000
Outback Steakhouse, Inc.               14,600    5/97            30.00      28,761      18,250
Philip Morris Cos., Inc.                4,200    6/97           110.00      18,773      41,474
Price/Costco, Inc.                     11,600    4/97            25.00      14,152      23,925
Primadonna Resorts, Inc.               11,000    4/97            22.50      11,357       6,875
Procter & Gamble Co.                    2,600    7/97           115.00       8,372      11,700
Royal Dutch Petroleum Co.               1,800    7/97           175.00      11,421      14,625
Seagate Technology                     14,000    1/97            25.00      39,164     204,750
Seagate Technology                     14,000    6/97            42.50      44,414      57,750
Sofamor Danek Group, Inc.               2,600    3/97            30.00      11,947       9,100
Structural Dynamics Research Corp.     30,100    2/97            22.50      54,576      22,574
Symantec Corp.                         22,000    4/97            17.50      24,089      24,750
Tellabs, Inc.                           5,200    6/97            45.00      30,146      16,250
Tenneco, Inc. (New)                     5,500    8/97            50.00       8,772       8,936
Toys 'R' Us, Inc.                      10,000    3/97            35.00      10,325       3,750
Toys 'R' Us, Inc.                       9,800    6/97            40.00      15,018       4,900
United Healthcare Corp.                 4,400    3/97            47.50       9,768       9,900
WellPoint Health Networks, Inc.        10,000    7/97            35.00      34,699      36,250
Western Atlas, Inc.                     4,400    6/97            70.00      23,517      25,850
Xerox Corp.                             5,000    1/97            55.00      10,615       2,187
Xilinx, Inc.                            3,600    6/97            45.00      15,641      10,800
Xilinx, Inc.                            3,600    6/97            50.00       7,767       6,750
                                                                        ----------  ----------
                                                                        $1,235,136  $2,402,150
                                                                        ----------  ----------
                                                                        ----------  ----------

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

                                                                           PRINCIPAL        MARKET VALUE
                                                                           AMOUNT(1)           (NOTE 1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
----------------------------------------------------------------------------------------------------------
     Bonos de la Tesoreria de la Federacion,
     Zero Coupon, 36.92%, 4/3/97 (Cost $5,151,307)          (2) MXP       41,760,000       $ 4,978,611

                                                                            SHARES
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
COMMON STOCKS - 88.1%
----------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 2.4%
----------------------------------------------------------------------------------------------------------
CHEMICALS - 0.7%
     -----------------------------------------------------------------------------------------------------
     Minerals Technologies, Inc.                                             100,000         4,100,000
----------------------------------------------------------------------------------------------------------
GOLD - 0.9%
     -----------------------------------------------------------------------------------------------------
     Newmont Mining Corp.                                                    120,500         5,392,375
----------------------------------------------------------------------------------------------------------
METALS - 0.8%
     -----------------------------------------------------------------------------------------------------
     Cia de Minas Buenaventura SA, Sponsored ADR                              46,000           787,750
     -----------------------------------------------------------------------------------------------------
     Cia Vale Do Rio Doce, Preference                                         31,000           596,674
     -----------------------------------------------------------------------------------------------------
     Freeport-McMoRan Copper & Gold, Inc., Cl. B                             107,000         3,196,625
                                                                                            --------------
                                                                                             4,581,049
----------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 12.6%
----------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 2.9%
     -----------------------------------------------------------------------------------------------------
     Brazil Realty SA, GDR                               (3)(4)                60,000        1,140,000
     -----------------------------------------------------------------------------------------------------
     IRSA Inversiones y Representaciones SA                                 1,028,807        3,303,052
     -----------------------------------------------------------------------------------------------------
     Mahindra & Mahindra Ltd., GDR                          (4)               200,000        2,350,000
     -----------------------------------------------------------------------------------------------------
     Porsche AG, Preference                                 (3)                 9,750        8,699,093
     -----------------------------------------------------------------------------------------------------
     Solidere, GDR                                          (3)               100,000        1,145,000
                                                                                            --------------
                                                                                            16,637,145
----------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.0%
     -----------------------------------------------------------------------------------------------------
     Nintendo Co. Ltd.                                                        275,000       19,641,164
     -----------------------------------------------------------------------------------------------------
     Resorts World Berhad                                                     770,000        3,506,228
                                                                                            --------------
                                                                                            23,147,392
----------------------------------------------------------------------------------------------------------
MEDIA - 0.8%
     -----------------------------------------------------------------------------------------------------
     News Corp. Ltd., ADR                                                     150,000        3,131,250
     -----------------------------------------------------------------------------------------------------
     Reuters Holdings plc, Series B, ADR                                       20,000        1,530,000
                                                                                            --------------
                                                                                             4,661,250
----------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 0.2%
     -----------------------------------------------------------------------------------------------------
     PT Matahari Putra Prima                                                1,000,000        1,164,021
----------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 4.7%
     -----------------------------------------------------------------------------------------------------
     adidas AG                                                                 25,000        2,157,537
     -----------------------------------------------------------------------------------------------------
     Giordano International Ltd.                                            2,100,000        1,791,856
     -----------------------------------------------------------------------------------------------------
     Jusco Co.                                                                 85,000        2,878,005
     -----------------------------------------------------------------------------------------------------
     Reebok International Ltd.                                                 80,000        3,360,000
     -----------------------------------------------------------------------------------------------------
     Wella AG                                                                  24,305       12,932,310
     -----------------------------------------------------------------------------------------------------
     Wolford AG                                                                33,600        4,060,690
                                                                                            --------------
                                                                                            27,180,398
----------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 15.5%
----------------------------------------------------------------------------------------------------------
BEVERAGES - 2.3%
     -----------------------------------------------------------------------------------------------------
     Allied Domecq plc                                                        344,400        2,702,005
     -----------------------------------------------------------------------------------------------------
     Hellenic Bottling Co., SA                                                 35,000        1,121,458
     -----------------------------------------------------------------------------------------------------
     Panamerican Beverages, Inc., Cl. A                                       100,000        4,687,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            MARKET VALUE
                                                                             SHARES           (NOTE 1)
----------------------------------------------------------------------------------------------------------

BEVERAGES (CONTINUED)
     -----------------------------------------------------------------------------------------------------
     South African Breweries Ltd.                                          178,900         $  4,532,265
                                                                                           ---------------
                                                                                             13,043,228
----------------------------------------------------------------------------------------------------------
FOOD - 0.6%
     -----------------------------------------------------------------------------------------------------
     Dairy Farm International Holdings Ltd.                              1,186,000              954,730
     -----------------------------------------------------------------------------------------------------
     Disco SA, Sponsored ADR                                    (3)         93,200            2,632,900
                                                                                           ---------------
                                                                                              3,587,630
----------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 8.2%
     -----------------------------------------------------------------------------------------------------
     Amgen, Inc.                                                (3)        100,000            5,437,500
     -----------------------------------------------------------------------------------------------------
     Astra AB Free, Series A                                               100,000            4,935,541
     -----------------------------------------------------------------------------------------------------
     BioChem Pharma, Inc.                                       (3)        125,000            6,281,250
     -----------------------------------------------------------------------------------------------------
     Genzyme Corp.                                              (3)        220,800            4,802,400
     -----------------------------------------------------------------------------------------------------
     Gilead Sciences, Inc.                                      (3)         72,700            1,817,500
     -----------------------------------------------------------------------------------------------------
     Glaxo Wellcome plc, Sponsored ADR                                     400,000           12,700,000
     -----------------------------------------------------------------------------------------------------
     Johnson & Johnson                                                      23,000            1,144,250
     -----------------------------------------------------------------------------------------------------
     Novartis AG                                                (3)          4,266            4,870,541
     -----------------------------------------------------------------------------------------------------
     Sanofi SA                                                              60,000            5,955,293
                                                                                           ---------------
                                                                                             47,944,275
----------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.0%
     -----------------------------------------------------------------------------------------------------
     Gehe AG                                                                69,990            4,489,307
     -----------------------------------------------------------------------------------------------------
     Rhoen-Klinikum AG, Preference, Non-vtg.                                 4,820              476,962
     -----------------------------------------------------------------------------------------------------
     United States Surgical Corp.                                          315,500           12,422,812
                                                                                           ---------------
                                                                                             17,389,081
----------------------------------------------------------------------------------------------------------
TOBACCO - 1.4%
     -----------------------------------------------------------------------------------------------------
     B.A.T. Industries plc                                                 600,000            4,979,692
     -----------------------------------------------------------------------------------------------------
     Philip Morris Cos., Inc.                                               20,000            2,252,500
     -----------------------------------------------------------------------------------------------------
     PT Gudang Garam                                            (3)         79,500              343,238
     -----------------------------------------------------------------------------------------------------
     PT Hanjaya Mandala Sampoerna                               (3)        100,000              533,333
                                                                                           ---------------
                                                                                              8,108,763
----------------------------------------------------------------------------------------------------------
ENERGY - 6.4%
----------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 2.9%
     -----------------------------------------------------------------------------------------------------
     Coflexip SA, Sponsored ADR                                 (3)        105,000            2,756,250
     -----------------------------------------------------------------------------------------------------
     Global Marine, Inc.                                        (3)        117,500            2,423,437
     -----------------------------------------------------------------------------------------------------
     Transocean Offshore, Inc.                                             135,459            8,483,120
     -----------------------------------------------------------------------------------------------------
     Western Atlas, Inc.                                        (3)         49,300            3,494,138
                                                                                           ---------------
                                                                                             17,156,945
----------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 3.5%
     -----------------------------------------------------------------------------------------------------
     British Petroleum Co. plc, ADR                                         25,442            3,596,863
     -----------------------------------------------------------------------------------------------------
     Gulf Canada Resources Ltd.                                 (3)        565,600            4,126,500
     -----------------------------------------------------------------------------------------------------
     Lukoil Oil Co., Sponsored ADR                                          66,900            3,005,502
     -----------------------------------------------------------------------------------------------------
     Petroleo Brasileiro SA, Preference                                 34,132,000            5,436,324
     -----------------------------------------------------------------------------------------------------
     Renaissance Energy Ltd.                                    (3)         45,800            1,558,797
     -----------------------------------------------------------------------------------------------------
     Unocal Corp.                                                           64,000            2,600,000
                                                                                           ---------------
                                                                                             20,323,986
----------------------------------------------------------------------------------------------------------
FINANCIAL - 17.1%
----------------------------------------------------------------------------------------------------------
BANKS - 11.6%
     -----------------------------------------------------------------------------------------------------
     ABN Amro Holding NV                                                    70,000            4,548,668
     -----------------------------------------------------------------------------------------------------
     Banco Bradesco SA, Preference                                     455,260,951            3,299,142
     -----------------------------------------------------------------------------------------------------
     Banco Frances del Rio de la Plata SA, Sponsored ADR                    63,250            1,739,375

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              MARKET VALUE
                                                                            SHARES              (NOTE 1)
----------------------------------------------------------------------------------------------------------
BANKS (CONTINUED)
     -----------------------------------------------------------------------------------------------------
     Banco Latinoamericano de Exportaciones SA, Cl. E                      80,000           $  4,060,000
     -----------------------------------------------------------------------------------------------------
     Banque Libanaise Pour Le Comm SAL, GDR, Cl. B         (3)             50,000                607,500
     -----------------------------------------------------------------------------------------------------
     Barclays plc                                                         300,414              5,148,666
     -----------------------------------------------------------------------------------------------------
     Chase Manhattan Corp. (New)                                           52,000              4,641,000
     -----------------------------------------------------------------------------------------------------
     Cie Financiere de Paribas, Series A                                  180,000             12,149,489
     -----------------------------------------------------------------------------------------------------
     Citicorp                                                              45,000              4,635,000
     -----------------------------------------------------------------------------------------------------
     HSBC Holdings plc                                                    154,836              3,312,912
     -----------------------------------------------------------------------------------------------------
     Industrial Credit & Investment Corp. of India Ltd.
      (The), GDR                                        (3)(4)            162,500              1,584,375
     -----------------------------------------------------------------------------------------------------
     Industrial Finance Corp.                                             758,100              2,054,909
     -----------------------------------------------------------------------------------------------------
     Merita Ltd., Cl. A                                    (3)          2,000,000              6,205,237
     -----------------------------------------------------------------------------------------------------
     Northern Trust Corp.                                                  37,400              1,355,750
     -----------------------------------------------------------------------------------------------------
     PT Panin Bank                                                        387,000                442,286
     -----------------------------------------------------------------------------------------------------
     Societe Generale                                                     110,000             11,870,191
                                                                                             -------------
                                                                                              67,654,500
----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.9%
     -----------------------------------------------------------------------------------------------------
     American Express Co.                                                  24,500              1,384,250
     -----------------------------------------------------------------------------------------------------
     First NIS Regional Fund                               (5)            180,000              2,115,000
     -----------------------------------------------------------------------------------------------------
     ING Groep NV                                                          90,432              3,251,865
     -----------------------------------------------------------------------------------------------------
     MBNA Corp.                                                            55,000              2,282,500
     -----------------------------------------------------------------------------------------------------
     Merrill Lynch & Co., Inc.                                             30,000              2,445,000
     -----------------------------------------------------------------------------------------------------
     Promise Co. Ltd.                                      (3)             40,000              1,964,332
     -----------------------------------------------------------------------------------------------------
     Takefuji Corp.                                        (3)             50,000              3,596,967
                                                                                             -------------
                                                                                              17,039,914
----------------------------------------------------------------------------------------------------------
INSURANCE - 2.6%
     -----------------------------------------------------------------------------------------------------
     American International Group, Inc.                                    35,000              3,788,750
     -----------------------------------------------------------------------------------------------------
     National Mutual Asia Ltd.                                          2,634,000              2,502,897
     -----------------------------------------------------------------------------------------------------
     Reinsurance Australia Corp. Ltd.                                   2,283,000              8,885,089
                                                                                             -------------
                                                                                              15,176,736
----------------------------------------------------------------------------------------------------------
INDUSTRIAL - 11.3%
----------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.4%
     -----------------------------------------------------------------------------------------------------
     FORE Systems, Inc.                                    (3)             38,000              1,249,250
     -----------------------------------------------------------------------------------------------------
     Ushio, Inc.                                                          100,000              1,085,552
                                                                                             -------------
                                                                                               2,334,802
----------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 5.6%
----------------------------------------------------------------------------------------------------------
     Adecco SA                                                             17,000              4,254,048
     -----------------------------------------------------------------------------------------------------
     Boskalis Westminster                                                 150,000              3,035,143
     -----------------------------------------------------------------------------------------------------
     IHC Caland NV                                                         45,000              2,567,731
     -----------------------------------------------------------------------------------------------------
     PT Citra Marga Nusaphala Persada                                   2,331,000              1,825,333
     -----------------------------------------------------------------------------------------------------
     Rentokil Group plc                                                   700,000              5,276,041
     -----------------------------------------------------------------------------------------------------
     VBH Holding AG                                                       247,000              5,489,391
     -----------------------------------------------------------------------------------------------------
     WPP Group plc                                                      2,290,100              9,964,274
                                                                                             -------------
                                                                                              32,411,961
----------------------------------------------------------------------------------------------------------
MANUFACTURING - 4.1%
     -----------------------------------------------------------------------------------------------------
     Bic Corp.                                                             24,200              3,621,572
     -----------------------------------------------------------------------------------------------------
     Bobst Bearers AG                                                       2,000              2,696,018
     -----------------------------------------------------------------------------------------------------
     Bombardier, Inc., Cl. B                                              250,000              4,614,589
     -----------------------------------------------------------------------------------------------------
     Hutchison Whampoa Ltd.                                               751,000              5,898,290

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             MARKET VALUE
                                                                               SHARES          (NOTE 1)
----------------------------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
     Powerscreen International plc                                             730,100        $  7,066,238
                                                                                              ------------
                                                                                                23,896,707
----------------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.2%
     -----------------------------------------------------------------------------------------------------
     Brambles Industries Ltd.                                                  180,000           3,509,811
     -----------------------------------------------------------------------------------------------------
     Guangshen Railway Co. Ltd., Sponsored ADR             (3)                 180,000           3,712,500
                                                                                              ------------
                                                                                                 7,222,311
----------------------------------------------------------------------------------------------------------
TECHNOLOGY - 16.4%
----------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.7%
     -----------------------------------------------------------------------------------------------------
     Rolls-Royce plc                                                         2,210,075           9,729,659
----------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 6.4%
     -----------------------------------------------------------------------------------------------------
     Cap Gemini SA                                         (3)                 205,000           9,893,653
     -----------------------------------------------------------------------------------------------------
     Computer Associates International, Inc.                                    60,000           2,985,000
     -----------------------------------------------------------------------------------------------------
     First Data Corp.                                                          174,236           6,359,614
     -----------------------------------------------------------------------------------------------------
     Ines Corp.                                                                 42,000             611,528
     -----------------------------------------------------------------------------------------------------
     Microsoft Corp.                                       (3)                  70,000           5,783,750
     -----------------------------------------------------------------------------------------------------
     Misys plc                                                                 201,600           3,836,737
     -----------------------------------------------------------------------------------------------------
     Oracle Corp.                                          (3)                 117,900           4,922,325
     -----------------------------------------------------------------------------------------------------
     SAP AG, Preference                                                         20,000           2,748,670
                                                                                              ------------
                                                                                                37,141,277
----------------------------------------------------------------------------------------------------------
ELECTRONICS - 3.7%
     -----------------------------------------------------------------------------------------------------
     Advanced Semiconductor Engineering, Inc., GDR                             102,420           1,003,716
     -----------------------------------------------------------------------------------------------------
     Intel Corp.                                                                20,000           2,618,750
     -----------------------------------------------------------------------------------------------------
     Keyence Corp.                                                              25,000           3,080,038
     -----------------------------------------------------------------------------------------------------
     SGS-Thomson Microelectronics NV                       (3)                 200,000          14,000,000
     -----------------------------------------------------------------------------------------------------
     Taiwan Semiconductor Manufacturing Co.             (3)(5)                 512,000           1,051,926
                                                                                              ------------
                                                                                                21,754,430
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 4.6%
     -----------------------------------------------------------------------------------------------------
     Ascend Communications, Inc.                           (3)                  18,800           1,167,950
     -----------------------------------------------------------------------------------------------------
     Cisco Systems, Inc.                                   (3)                  74,600           4,746,425
     -----------------------------------------------------------------------------------------------------
     Korea Mobile Telecommunications Corp.                                       3,000           3,029,734
     -----------------------------------------------------------------------------------------------------
     Millicom International Cellular SA                    (3)                  90,000           2,891,250
     -----------------------------------------------------------------------------------------------------
     Millicom, Inc.                                        (3)                  25,000                  --
     -----------------------------------------------------------------------------------------------------
     QUALCOMM, Inc.                                        (3)                 130,700           5,211,663
     -----------------------------------------------------------------------------------------------------
     Telecom Italia Mobile SpA                                               1,819,700           4,600,230
     -----------------------------------------------------------------------------------------------------
     Telecom Italia SpA                                                      2,000,000           5,194,463
                                                                                              ------------
                                                                                                26,841,715
----------------------------------------------------------------------------------------------------------
UTILITIES - 6.4%
----------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.7%
     -----------------------------------------------------------------------------------------------------
     Empresa Nacional de Electricidad SA                                        60,000           4,269,542
----------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.3%
     -----------------------------------------------------------------------------------------------------
     Gazprom, ADR                                       (3)(4)                 110,000           1,933,250
----------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 5.4%
     -----------------------------------------------------------------------------------------------------
     CPT Telefonica del Peru SA, Cl. B                                       3,400,031           6,362,708
     -----------------------------------------------------------------------------------------------------
     PLD Telekom, Inc.                                     (3)                 159,900             979,388
     -----------------------------------------------------------------------------------------------------
     Portugal Telecom SA                                                       144,000           4,099,709
     -----------------------------------------------------------------------------------------------------
     SBC Communications, Inc.                                                  128,500           6,649,875

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             MARKLET VALUE
                                                                               SHARES           (NOTE 1)
----------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES (CONTINUED)
     -----------------------------------------------------------------------------------------------------
     Telecomunicacoes Brasileiras SA, Preference                             172,548,000     $  13,284,509
                                                                                             -------------
                                                                                                31,376,189
                                                                                             -------------
     Total Common Stocks (Cost $436,933,605)                                                   513,200,531
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 1.7%
----------------------------------------------------------------------------------------------------------
     Marschollek, Lautenschlaeger und Partner-VO,
     Non-vtg. Preferred Stock (Cost $5,017,476)                                   70,257         9,755,960

                                                                                UNITS
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
----------------------------------------------------------------------------------------------------------
     American Satellite Network, Inc. Wts., Exp. 6/99
      (Cost $0)                                                                    6,250                --

                                                                              PRINCIPAL
                                                                              AMOUNT(1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 10.4%
----------------------------------------------------------------------------------------------------------
     Repurchase agreement with Goldman, Sachs & Co.,
     6.52%, dated 12/31/96, to be repurchased at $60,521,914
     on 1/2/97, collateralized by U.S. Treasury Nts., 5.50%-7.50%,
     7/15/99-8/15/05, with a value of $61,887,142
      (Cost $60,500,000)                                                   $  60,500,000        60,500,000
     -----------------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS, AT VALUE (COST $507,602,388)                               101.1%      588,435,102
     -----------------------------------------------------------------------------------------------------
     LIABILITIES IN EXCESS OF OTHER ASSETS                                          (1.1)       (6,354,913)
                                                                           -------------    --------------
     NET ASSETS                                                                    100.0%   $  582,080,189
                                                                           -------------    --------------
                                                                           -------------    --------------

     1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currency - MXP - Mexican Peso
     2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
     3.  Non-income producing security.
     4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $7,007,625 or 1.21% of the Fund's net assets, at December 31, 1996.
     5. Identifies issues considered to be illiquid - See applicable note of Notes to Financial Statements.

     Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 1996. There were no affiliate securities held as of December 31, 1996. Transactions during the period in which the the issuer was an affiliate are as follows:

               BALANCE                                                       BALANCE
               DECEMBER 31, 1995     GROSS ADDITIONS     GROSS REDUCTIONS    DECEMBER 31, 1996    DIVIDEND
----------------------------------------------------------------------------------------------------------
               SHARES       COST     SHARES     COST     SHARES      COST    SHARES       COST     INCOME
----------------------------------------------------------------------------------------------------------
Pharmavit GDS  114,000   $1,401,000     --     $  --    114,000   $1,401,000     --      $  --      $  --

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

     Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

     COUNTRY                           MARKET VALUE     PERCENT
     ----------------------------------------------------------
     United States                    $ 186,544,759      31.7%
     ----------------------------------------------------------
     Great Britain                       66,530,176      11.3
     ----------------------------------------------------------
     France                              60,246,448      10.2
     ----------------------------------------------------------
     Germany                             46,749,230       7.9
     ----------------------------------------------------------
     Japan                               32,857,584       5.6
     ----------------------------------------------------------
     Brazil                              23,756,648       4.0
     ----------------------------------------------------------
     Canada                              16,581,137       2.8
     ----------------------------------------------------------
     Australia                           15,526,150       2.6
     ----------------------------------------------------------
     Hong Kong                           14,460,685       2.5
     ----------------------------------------------------------
     The Netherlands                     13,403,408       2.3
     ----------------------------------------------------------
     Switzerland                         11,820,607       2.0
     ----------------------------------------------------------
     Italy                                9,794,693       1.7
     ----------------------------------------------------------
     Mexico                               9,666,111       1.6
     ----------------------------------------------------------
     Russia                               8,033,140       1.4
     ----------------------------------------------------------
     Argentina                            7,675,327       1.3
     ----------------------------------------------------------
     Peru                                 7,150,458       1.2
     ----------------------------------------------------------
     Finland                              6,205,237       1.1
     ----------------------------------------------------------
     Sweden                               4,935,541       0.8
     ----------------------------------------------------------
     South Africa                         4,532,265       0.8
     ----------------------------------------------------------
     Indonesia                            4,308,211       0.7
     ----------------------------------------------------------
     Spain                                4,269,542       0.7
     ----------------------------------------------------------
     Portugal                             4,099,709       0.7
     ----------------------------------------------------------
     Austria                              4,060,690       0.7
     ----------------------------------------------------------
     Panama                               4,060,000       0.7
     ----------------------------------------------------------
     India                                3,934,375       0.7
     ----------------------------------------------------------
     China                                3,712,500       0.6
     ----------------------------------------------------------
     Malaysia                             3,506,228       0.6
     ----------------------------------------------------------
     Korea, Republic of (South)           3,029,734       0.5
     ----------------------------------------------------------
     Taiwan                               2,055,642       0.4
     ----------------------------------------------------------
     Thailand                             2,054,909       0.4
     ----------------------------------------------------------
     Lebanon                              1,752,500       0.3
     ----------------------------------------------------------
     Greece                               1,121,458       0.2
                                      -------------     -------
     Total                            $ 588,435,102     100.0%
                                      -------------     -------
                                      -------------     -------

     See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 21.2%
-------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY - 18.4%
-------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 9.6%
  -----------------------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., Collateralized Mtg.
  Obligations, Gtd. Multiclass Mtg. Participation Certificates,
  Series 176, Cl. F, 8.95%, 3/15/20                                                         $        9,579   $     9,582
  -----------------------------------------------------------------------------------------------------------------------
  Federal National Mortgage Assn.:
  7.50%, 1/15/27                                                                (2)             10,000,000     9,993,800
  7.50%, 8/1/25                                                                                  1,056,334     1,057,296
  Gtd. Real Estate Mtg. Investment Conduit Pass-Through
  Certificates, Trust 1992-103, Cl. JB, 10.50%, 11/25/20                                           130,000       146,128
  Series 1994-83, Cl. Z, 7.50%, 6/25/24                                                            192,884       179,803
                                                                                                             ------------
                                                                                                              11,386,609
-------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED - 8.8%
  -----------------------------------------------------------------------------------------------------------------------
  Government National Mortgage Assn.:
  6%, 11/20/25                                                                                     709,161       725,117
  7.50%, 8/15/25                                                                                 4,821,287     4,820,371
  8%, 11/15/25                                                                                   2,956,081     3,020,376
  8%, 5/15/26                                                                                    1,912,554     1,952,374
                                                                                                             ------------
                                                                                                              10,518,238
-------------------------------------------------------------------------------------------------------------------------
PRIVATE - 2.8%
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL - 1.3%
  -----------------------------------------------------------------------------------------------------------------------
  Criimi Mae Financial Corp., Collateralized Mtg.
  Obligations, Trust I, Cl. A-2, 7.56%, 8/30/05                                 (3)                100,000        99,813
  -----------------------------------------------------------------------------------------------------------------------
  FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-
  Through Certificates, Series 1994-C1, Cl. 2-G, 8.70%, 9/25/25                 (4)                153,594       156,906
  -----------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
  Certificates, Series 1995-C2, Cl. D, 7.989%, 6/15/21                          (3)                449,587       456,050
  -----------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-
  Through Certificates, Series 1996-C1, Cl. F, 7.51%, 2/15/28                   (4)                162,744       109,445
  -----------------------------------------------------------------------------------------------------------------------
  NationsCommercial Corp., NB Commercial Mtg. Pass-
  Through Certificates, Series-DMC, Cl. C, 8.921%, 8/12/11                      (4)                200,000       203,625
  -----------------------------------------------------------------------------------------------------------------------
  Resolution Trust Corp., Commercial Mtg. Pass-Through
  Certificates:
  Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                                          123,327       124,561
  Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                             91,000        93,624
  Series 1994-C2, Cl. E, 8%, 4/25/25                                                               221,334       220,713
  -----------------------------------------------------------------------------------------------------------------------
  Structured Asset Securities Corp., Multiclass Pass-Through
  Certificates, Series 1995-C4, Cl. E, 8.791%, 6/25/26                       (3)(4)                 46,290        39,318
                                                                                                             ------------
                                                                                                               1,504,055
-------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY - 1.2%
  -----------------------------------------------------------------------------------------------------------------------
  Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-
  Through Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06                  (4)                800,000       648,500
  -----------------------------------------------------------------------------------------------------------------------
  Resolution Trust Corp., Commercial Mtg. Pass-Through
  Certificates, Series 1991-M6, Cl. B4, 7.012%, 6/25/21                         (3)                 31,767        31,306

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY (CONTINUED)
  -----------------------------------------------------------------------------------------------------------------------
  Salomon Brothers Mortgage Securities VII, Series 1996-CL,
  Cl. F, 9.185%, 1/20/28                                                         (3)        $    1,000,000   $   746,250
                                                                                                             ------------
                                                                                                               1,426,056
-------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL - 0.2%
  -----------------------------------------------------------------------------------------------------------------------
  Salomon Brothers Mortgage Securities VII, Series 1996-B,
  Cl. 1, 7.136%, 4/25/26                                                                           397,643       238,089
-------------------------------------------------------------------------------------------------------------------------
OTHER - 0.1%
  -----------------------------------------------------------------------------------------------------------------------
  Nomura Asset Securities Corp., Series 1994-MD1, Cl. B2,
  8.421%, 3/15/18                                                             (3)(5)               100,000        87,734
                                                                                                             ------------
  Total Mortgage-Backed Obligations (Cost $24,954,103)                                                        25,160,781
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 21.7%
  -----------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Bonds:
  11.625%, 11/15/02                                                              (6)             4,300,000     5,422,033
  13.125%, 5/15/01                                                                              2,800,000     3,535,877
  6.875%, 8/15/25                                                                (7)             1,200,000     1,223,251
  8.125%, 8/15/19                                                                (7)               163,000       188,418
  -----------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Nts.:
  6%, 2/15/26                                                                    (6)             1,330,000     1,210,301
  6.25%, 10/31/01                                                                (6)            12,955,000    12,967,151
  6.25%, 2/15/03                                                                                 1,250,000     1,249,220
                                                                                                             -----------
  Total U.S. Government Obligations (Cost $26,071,407)                                                        25,796,251
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 32.4%
-------------------------------------------------------------------------------------------------------------------------
ARGENTINA - 2.8%
  -----------------------------------------------------------------------------------------------------------------------
  Argentina (Republic of):
  Bonds, Bonos de Consolidacion de Duedas, Series I, 3.414%, 4/1/01           (3)(8) ARP           109,529        94,595
  Bonds, Bonos de Consolidacion de Deudas, Series I, 5.375%, 4/1/01           (3)(8)             1,121,663     1,059,226
  Discount Bonds, 6.375%, 3/31/23                                                (3)             1,180,000       908,600
  Par Bonds, 5.25%, 3/31/23                                                      (9)             1,260,000       795,375
  -----------------------------------------------------------------------------------------------------------------------
  Banco Hipotecario Nacional (Argentina) Medium-Term Nts., 10.625%, 8/7/06       (6)               400,000       415,000
                                                                                                             ------------
                                                                                                               3,272,796
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA - 3.6%
  -----------------------------------------------------------------------------------------------------------------------
  Australia (Commonwealth of) Bonds:
  9.50%, 8/15/03                                                                     AUD           920,000       817,925
  Series 399, 6.25%, 3/15/99                                                         AUD         1,550,000     1,226,958
  -----------------------------------------------------------------------------------------------------------------------
  Queensland Treasury Corp.:
  Exchangeable Gtd. Nts., 8%, 8/14/01                                                AUD           603,000       496,896
  Gtd. Nts., 10.50%, 5/15/03                                                         AUD           175,000       161,526
  -----------------------------------------------------------------------------------------------------------------------
  Treasury Corp. of Victoria Gtd. Bonds, 12.50%, 10/15/03                            AUD           510,000       515,654
  -----------------------------------------------------------------------------------------------------------------------
  Western Australia Treasury Corp. Gtd. Bonds, 10%, 7/15/05                          AUD         1,120,000     1,026,616
                                                                                                             ------------
                                                                                                               4,245,575

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
BRAZIL - 1.4%
-------------------------------------------------------------------------------------------------------------------------
  Banco Estado Minas Gerais, 8.25%, 2/10/00                                                 $      250,000   $   241,406
  -----------------------------------------------------------------------------------------------------------------------
  Brazil (Federal Republic of) Eligible Interest Bonds, 6.50%, 4/15/06           (3)             1,650,000     1,439,625
  -----------------------------------------------------------------------------------------------------------------------
  Telecomunicacoes Brasileiras SA Medium-Term Nts., 11.30%, 12/9/99              (3)                10,000        10,500
                                                                                                             ------------
                                                                                                               1,691,531
-------------------------------------------------------------------------------------------------------------------------
BULGARIA - 0.1%
-------------------------------------------------------------------------------------------------------------------------
  Bulgaria (Republic of):
  Front-Loaded Interest Reduction Bearer Bonds, Tranche A, 2.25%, 7/8/12         (9)               305,000       117,234
  Interest Arrears Bonds, 6.688%, 7/28/11                                        (3)                20,000        10,350
                                                                                                             ------------
                                                                                                                 127,584
-------------------------------------------------------------------------------------------------------------------------
CANADA - 6.3%
-------------------------------------------------------------------------------------------------------------------------
  Canada (Government of) Bonds:
  11.75%, 2/1/03                                                                     CAD           910,000       863,876
  7%, 12/1/06                                                                        CAD         1,620,000     1,235,696
  8.75%, 12/1/05                                                                     CAD           640,000       544,338
  9.75%, 12/1/01                                                                     CAD           540,000       465,183
  9.75%, 6/1/01                                                                      CAD         2,905,000     2,480,218
  Series A-33, 11.50%, 9/1/00                                                        CAD           260,000       229,674
  Series A-76, 9%, 6/1/25                                                            CAD         1,200,000     1,080,168
  -----------------------------------------------------------------------------------------------------------------------
  Ontario, Canada (Province of) Bonds, 8.25%, 12/1/05                                CAD           700,000       570,279
                                                                                                             ------------
                                                                                                               7,469,432
-------------------------------------------------------------------------------------------------------------------------
COLOMBIA - 0.4%
-------------------------------------------------------------------------------------------------------------------------
  Financiera Energetica Nacional SA Nts., 9.375%, 6/15/06                                          500,000       533,563
-------------------------------------------------------------------------------------------------------------------------
DENMARK - 1.1%
-------------------------------------------------------------------------------------------------------------------------
  Denmark (Kingdom of) Bonds:
  8%, 11/15/01                                                                       DKK         4,000,000       752,682
  8%, 3/15/06                                                                        DKK         2,705,000       504,416
                                                                                                             ------------
                                                                                                               1,257,098
-------------------------------------------------------------------------------------------------------------------------
FINLAND - 0.2%
-------------------------------------------------------------------------------------------------------------------------
  Finland (Republic of) Bonds, 7.25%, 4/18/06                                        FIM         1,000,000       232,709
-------------------------------------------------------------------------------------------------------------------------
GERMANY - 2.7%
-------------------------------------------------------------------------------------------------------------------------
  Germany (Republic of) Bonds, Series 94, 6.25%, 1/4/24                              DEM         5,190,000     3,196,289
-------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN - 1.7%
-------------------------------------------------------------------------------------------------------------------------
  United Kingdom Treasury:
  Bonds, 10%, 9/8/03                                                                 GBP           500,000       971,592
  Nts.:
  12.50%, 11/21/05                                                                   GBP           158,000       342,885
  13%, 7/14/00                                                                       GBP           200,000       403,090
  8%, 6/10/03                                                                        GBP           185,000       327,006
                                                                                                             ------------
                                                                                                               2,044,573
-------------------------------------------------------------------------------------------------------------------------
INDONESIA - 0.3%
-------------------------------------------------------------------------------------------------------------------------
  Wijaya Karya, Zero Coupon Negotiable Promissory Nts., 14.788%, 12/9/97        (10) IDR     1,000,000,000       370,636
-------------------------------------------------------------------------------------------------------------------------
IRELAND - 0.2%
-------------------------------------------------------------------------------------------------------------------------
  Ireland (Government of) Bonds, 9.25%, 7/11/03                                      IEP           100,000       196,078

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
ITALY - 0.9%
-------------------------------------------------------------------------------------------------------------------------
  Italy (Republic of) Treasury Bonds, Buoni del Tesoro
  Poliennali, 10.50%:
  4/1/00                                                                             ITL       550,000,000   $   403,527
  7/15/00                                                                            ITL       560,000,000       413,521
  7/15/98                                                                            ITL       380,000,000       264,722
                                                                                                             ------------
                                                                                                               1,081,770
-------------------------------------------------------------------------------------------------------------------------
JORDAN - 0.3%
-------------------------------------------------------------------------------------------------------------------------
  Hashemite Kingdom of Jordan Disc. Bonds, 6.50%,
  12/23/23                                                                       (3)               500,000       386,875
-------------------------------------------------------------------------------------------------------------------------
MALAYSIA - 0.2%
-------------------------------------------------------------------------------------------------------------------------
  Petronas Carigali, Zero Coupon Nts., 7.146%, 5/12/97                          (10) MYR           500,000       193,032
-------------------------------------------------------------------------------------------------------------------------
MEXICO - 2.5%
-------------------------------------------------------------------------------------------------------------------------
  Banco Nacional de Comercio Exterior SNC International
  Finance BV:
  Gtd. Bonds, 10.629%, 6/23/97                                                (3)(5)               250,000       255,938
  Gtd. Registered Bonds, 11.25%, 5/30/06                                                           275,000       300,094
  -----------------------------------------------------------------------------------------------------------------------
  Bonos de la Tesoreria de la Federacion, Zero Coupon:
  28.333%, 1/30/97                                                              (10) MXP         1,300,000       161,822
  30.061%, 2/13/97                                                              (10) MXP        12,358,200     1,521,614
  -----------------------------------------------------------------------------------------------------------------------
  United Mexican States Bonds:
  10.375%, 1/29/03                                                                   DEM           725,000       507,370
  16.50%, 9/1/08                                                                 (4) GBP            20,000        46,251
  Petroleos Mexicanos Gtd. Unsec. Unsub. Nts., 7.875%, 3/2/99                        CAD           200,000       149,746
                                                                                                             ------------
                                                                                                               2,942,835
-------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND - 2.1%
-------------------------------------------------------------------------------------------------------------------------
  New Zealand (Government of):
  Bonds, 10%, 7/15/97                                                                NZD         2,593,000     1,856,002
  Bonds, 8%, 11/15/06                                                                NZD           670,000       499,798
  Index Linked Bonds, 4.60%, 2/15/16                                             (3) NZD           140,000        96,914
                                                                                                             ------------
                                                                                                               2,452,714
-------------------------------------------------------------------------------------------------------------------------
PANAMA - 0.1%
-------------------------------------------------------------------------------------------------------------------------
  Panama (Republic of) Interest Reduction Bonds, 3.50%, 7/17/14                  (9)               270,000       187,904
-------------------------------------------------------------------------------------------------------------------------
SPAIN - 2.0%
-------------------------------------------------------------------------------------------------------------------------
  Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
  10.30%, 6/15/02                                                                    ESP        59,100,000       536,178
  10.50%, 10/30/03                                                                   ESP        59,550,000       557,527
  11.45%, 8/30/98                                                                    ESP        12,000,000       100,524
  12.25%, 3/25/00                                                                    ESP       131,000,000     1,197,008
                                                                                                             ------------
                                                                                                               2,391,237
-------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL - 0.2%
-------------------------------------------------------------------------------------------------------------------------
  International Bank for Reconstruction & Development Bonds, 12.50%, 7/25/97         NZD           325,000       235,508

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
SWEDEN - 1.8%
-------------------------------------------------------------------------------------------------------------------------
  Sweden (Kingdom of) Bonds:
  Series 1030, 13%, 6/15/01                                                          SEK         6,700,000   $ 1,265,136
  Series 1033, 10.25%, 5/5/03                                                        SEK         3,100,000       552,523
  Series 1035, 6%, 2/9/05                                                            SEK         2,100,000       298,046
                                                                                                             ------------
                                                                                                               2,115,705
-------------------------------------------------------------------------------------------------------------------------
VENEZUELA - 1.5%
-------------------------------------------------------------------------------------------------------------------------
  Venezuela (Republic of):
  Collateralized Par Bonds, Series W-A, 6.75%, 3/31/20                                             500,000       383,750
  Disc. Bonds, Series DL, 6.50%, 12/18/07                                        (3)               250,000       220,625
  Front-Loaded Interest Reduction Bonds, Series A, 6.625%, 3/31/07               (3)             1,100,000       983,125
  New Money Bonds, Series A, 6.625%, 12/18/05                                    (3)               250,000       223,047
                                                                                                             ------------
                                                                                                               1,810,547
                                                                                                             ------------
  Total Foreign Government Obligations (Cost $37,225,474)                                                     38,435,991
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS - 0.7%
-------------------------------------------------------------------------------------------------------------------------
  Colombia (Republic of) 1989-1990 Integrated Loan Facility
  Bonds, 6.563%, 7/1/01                                                       (3)(4)               214,320       204,676
  -----------------------------------------------------------------------------------------------------------------------
  Jamaica (Government of) 1990 Refinancing Agreement Nts.:
  Tranche A, 5.531%, 10/16/00                                                 (3)(4)                62,500        60,703
  Tranche B, 6.312%, 11/15/04                                                 (3)(4)               150,000       129,000
  -----------------------------------------------------------------------------------------------------------------------
  Morocco (Kingdom of) Loan Participation Agreement:
  Tranche A, 6.437%, 1/1/09                                                      (3)               421,000       343,246
  Tranche B, 6.437%, 1/1/04                                                      (3)                44,117        41,181
  -----------------------------------------------------------------------------------------------------------------------
  United Mexican States, Combined Facility 3, Loan
  Participation Agreement, Tranche A, 6.437%, 9/20/97                         (3)(4)                47,680        42,197
                                                                                                             ------------
  Total Loan Participations (Cost $766,570)                                                                      821,003
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 23.5%
-------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 3.0%
-------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.4%
  -----------------------------------------------------------------------------------------------------------------------
  ISP Holdings, Inc., 9% Sr. Nts., 10/15/03                                      (5)               150,000       153,000
  -----------------------------------------------------------------------------------------------------------------------
  NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05                     (11)               200,000       173,500
  -----------------------------------------------------------------------------------------------------------------------
  Tri Polyta Finance BV, 11.375% Gtd. Sec. Nts., 12/1/03                                           200,000       209,000
                                                                                                             ------------
                                                                                                                 535,500
-------------------------------------------------------------------------------------------------------------------------
METALS/MINING - 0.4%
  -----------------------------------------------------------------------------------------------------------------------
  Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03                                      200,000       219,500
  -----------------------------------------------------------------------------------------------------------------------
  Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06                                                200,000       204,000
                                                                                                             ------------
                                                                                                                 423,500
-------------------------------------------------------------------------------------------------------------------------
PAPER - 1.7%
  -----------------------------------------------------------------------------------------------------------------------
  APP International Finance Co. BV, 11.75% Gtd. Sec. Nts., 10/1/05                                 200,000       214,250
  -----------------------------------------------------------------------------------------------------------------------
  Asia Pulp & Paper International Finance Co., Zero Coupon
  Asian Currency Nts., 15.146%, 12/4/97                                         (10) IDR     1,400,000,000       514,126
  -----------------------------------------------------------------------------------------------------------------------
  Florida Coast Paper Co. LLC, 12.75% First Mtg. Nts., 6/1/03                                      130,000       141,375

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
PAPER (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
  Indah Kiat International Finance Co. BV:
  11.875% Sr. Sec. Gtd. Nts., 6/15/02                                                       $      100,000   $   109,375
  12.50% Sr. Sec. Gtd. Nts., Series C, 6/15/06                                                     250,000       276,562
  -----------------------------------------------------------------------------------------------------------------------
  Repap New Brunswick, Inc., 10.625% Second Priority Sr. Sec.
  Nts., 4/15/05                                                                                    300,000       315,000
  -----------------------------------------------------------------------------------------------------------------------
  Riverwood International Corp., 10.25% Sr. Nts., 4/1/06                                           200,000       198,000
  -----------------------------------------------------------------------------------------------------------------------
  Stone Container Corp., 10.75% First Mtg. Nts., 10/1/02                                           190,000       200,925
                                                                                                             ------------
                                                                                                               1,969,613
-------------------------------------------------------------------------------------------------------------------------
STEEL - 0.5%
  -----------------------------------------------------------------------------------------------------------------------
  AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                      (5)               250,000       256,875
  -----------------------------------------------------------------------------------------------------------------------
  Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts.,
  Series B, 4/15/03                                                                                200,000       190,000
  -----------------------------------------------------------------------------------------------------------------------
  Jorgensen (Earle M.) Co., 10.75% Sr. Nts., 3/1/00                                                 50,000        51,250
  -----------------------------------------------------------------------------------------------------------------------
  WCI Steel, Inc., 10% Sr. Nts., 12/1/04                                         (5)               100,000       102,500
                                                                                                             ------------
                                                                                                                 600,625
-------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 3.2%
-------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 0.9%
  -----------------------------------------------------------------------------------------------------------------------
  Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
  Series B, 12.712%, 5/27/98                                                    (10)               150,000       125,812
  -----------------------------------------------------------------------------------------------------------------------
  Fletcher Challenge Industries Ltd., 10% Cv. Sub. Unsec. Nts., 4/30/05              NZD            60,000        45,468
  -----------------------------------------------------------------------------------------------------------------------
  Fletcher Challenge Ltd., 14.50% Cv. Sub. Nts., 9/30/00                             NZD            60,000        50,334
  -----------------------------------------------------------------------------------------------------------------------
  Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02                                 150,000       164,250
  -----------------------------------------------------------------------------------------------------------------------
  International Semi-Tech Microelectronics, Inc., 0%/11.50% Sr.
  Sec. Disc. Nts., 8/15/03                                                      (11)               400,000       261,000
  -----------------------------------------------------------------------------------------------------------------------
  Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                                                  200,000       221,000
  -----------------------------------------------------------------------------------------------------------------------
  TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05                                          100,000       115,500
  -----------------------------------------------------------------------------------------------------------------------
  Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                                            100,000       102,000
                                                                                                             ------------
                                                                                                               1,085,364
-------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.2%
  -----------------------------------------------------------------------------------------------------------------------
  Dr. Pepper Bottling Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 2/15/03        (11)               200,000       188,000
  -----------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 0.4%
  -----------------------------------------------------------------------------------------------------------------------
  Genesis Health Ventures, Inc., 9.25% Sr. Sub. Nts., 10/1/06                    (5)               150,000       154,875
  -----------------------------------------------------------------------------------------------------------------------
  Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., 7/15/02                                          200,000       226,000
  -----------------------------------------------------------------------------------------------------------------------
  IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B, 11/15/04         (4)(11)               200,000       146,534
                                                                                                             ------------
                                                                                                                 527,409
-------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING - 0.6%
  HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07                                150,000       153,000
  -----------------------------------------------------------------------------------------------------------------------
  Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts., 5/15/03                                     85,000        91,800
  -----------------------------------------------------------------------------------------------------------------------
  Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., Series B, 11/15/02                        100,000       132,500
  -----------------------------------------------------------------------------------------------------------------------
  Showboat Marina Casino Partnership/Showboat Marina
  Finance Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                                         200,000       221,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING (CONTINUED)
  -----------------------------------------------------------------------------------------------------------------------
  Trump Atlantic City Associates/Trump Atlantic City Funding,
  Inc., 11.25% First Mtg. Nts., 5/1/06                                                      $      100,000   $    99,500
                                                                                                             ------------
                                                                                                                 697,800
-------------------------------------------------------------------------------------------------------------------------
RESTAURANTS - 0.5%
  -----------------------------------------------------------------------------------------------------------------------
  Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                                         80,000        83,200
  -----------------------------------------------------------------------------------------------------------------------
  Carrols Corp., 11.50% Sr. Nts., 8/15/03                                                          100,000       106,250
  -----------------------------------------------------------------------------------------------------------------------
  Foodmaker, Inc.:
  9.25% Sr. Nts., 3/1/99                                                                           100,000       102,000
  9.75% Sr. Sub. Nts., 6/1/02                                                                      300,000       306,750
                                                                                                             ------------
                                                                                                                 598,200
-------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL - 0.6%
  -----------------------------------------------------------------------------------------------------------------------
  Clark-Schwebel, Inc., 10.50% Sr. Nts., 4/15/06                                                   100,000       107,000
  -----------------------------------------------------------------------------------------------------------------------
  PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts., 19.348%, 4/29/97       (10) IDR       560,000,000       224,058
  -----------------------------------------------------------------------------------------------------------------------
  Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                                       100,000       110,750
  -----------------------------------------------------------------------------------------------------------------------
  Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03                                                50,000        51,250
  -----------------------------------------------------------------------------------------------------------------------
  William Carter Co., 10.375% Sr. Sub. Nts., 12/1/06                             (5)               200,000       208,000
                                                                                                             ------------
                                                                                                                 701,058
-------------------------------------------------------------------------------------------------------------------------
ENERGY - 2.4%
-------------------------------------------------------------------------------------------------------------------------
  Chesapeake Energy Corp., 10.50% Sr. Nts., 6/1/02                                                 150,000       163,500
  -----------------------------------------------------------------------------------------------------------------------
  Falcon Drilling Co., Inc., 8.875% Sr. Nts., Series B, 3/15/03                                    200,000       205,250
  -----------------------------------------------------------------------------------------------------------------------
  J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                                              250,000       263,125
  -----------------------------------------------------------------------------------------------------------------------
  Mariner Energy, Inc., 10.50% Sr. Sub. Nts., 8/1/06                             (5)               200,000       213,000
  -----------------------------------------------------------------------------------------------------------------------
  Mesa Operating Co.:
  0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06                                   (11)               300,000       208,500
  10.625% Gtd. Sr. Sub. Nts., 7/1/06                                                               250,000       271,875
  -----------------------------------------------------------------------------------------------------------------------
  National Energy Group, Inc., 10.75% Sr. Nts., 11/1/06                          (5)               500,000       527,500
  -----------------------------------------------------------------------------------------------------------------------
  Parker Drilling Corp., 9.75% Gtd. Sr. Nts., 11/15/06                           (5)               100,000       105,750
  -----------------------------------------------------------------------------------------------------------------------
  Petroleum Heat & Power Co., Inc.:
  12.25% Sub. Debs., 2/1/05                                                                         64,000        71,840
  9.375% Sub. Debs., 2/1/06                                                                        350,000       341,250
  -----------------------------------------------------------------------------------------------------------------------
  TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02                                         250,000       271,563
  -----------------------------------------------------------------------------------------------------------------------
  United Meridian Corp., 10.375% Sr. Sub. Nts., 10/15/05                                           200,000       219,000
  -----------------------------------------------------------------------------------------------------------------------
  Vintage Petroleum, Inc., 9% Sr. Sub. Nts., 12/15/05                                               35,000        36,050
                                                                                                             ------------
                                                                                                               2,898,203
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.4%
-------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 1.4%
  -----------------------------------------------------------------------------------------------------------------------
  Alliance & Leicester Building Society, 8.75% Sub. Unsec. Nts., 12/7/06             GBP            80,000       139,952
  -----------------------------------------------------------------------------------------------------------------------
  Banco de Colombia, 5.20% Cv. Jr. Sub. Unsec. Nts., 2/1/99                      (4)               200,000       186,000
  -----------------------------------------------------------------------------------------------------------------------
  Bank Dagang Nasional Indonesia, Zero Coupon Negotiable
  CD, 14.91%, 11/21/97                                                          (10) IDR       400,000,000       149,711
  -----------------------------------------------------------------------------------------------------------------------
  Bank of America Malaysia, Zero Coupon Nts., 7.202%, 4/25/97                   (10) MYR           150,000        58,118
  -----------------------------------------------------------------------------------------------------------------------
  First Nationwide Escrow Corp., 10.625% Sr. Sub. Nts., 10/1/03                  (5)                50,000        54,250
  -----------------------------------------------------------------------------------------------------------------------
  Ocwen Financial Corp., 11.875% Nts., 10/1/03                                                     100,000       109,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS (CONTINUED)
  -----------------------------------------------------------------------------------------------------------------------
  PT Hutama Karya, Zero Coupon Medium-Term Nts., 17.514%, 3/19/97               (10) IDR       400,000,000   $   164,100
  -----------------------------------------------------------------------------------------------------------------------
  PT Inti Indorayon Utama, Zero Coupon Promissory Nts., 17.242%, 2/12/97        (10) IDR     1,400,000,000       582,466
  -----------------------------------------------------------------------------------------------------------------------
  Transpower Finance Ltd., 8% Gtd. Unsec. Unsub. Bonds:
  2/15/01                                                                        (4) NZD           125,000        90,235
  3/15/02                                                                            NZD           125,000        90,211
                                                                                                             ------------
                                                                                                               1,624,543
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.8%
  -----------------------------------------------------------------------------------------------------------------------
  Aames Financial Corp., 9.125% Sr. Nts., 11/1/03                                                  100,000       102,250
  -----------------------------------------------------------------------------------------------------------------------
  Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                                                370,000       367,225
  -----------------------------------------------------------------------------------------------------------------------
  GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                                    300,000       306,750
  -----------------------------------------------------------------------------------------------------------------------
  Olympic Financial Ltd., 13% Sr. Nts., 5/1/00                                                     100,000       111,500
  -----------------------------------------------------------------------------------------------------------------------
  Wilshire Financial Services Group, Inc., 13% Nts., 1/1/04                                        100,000       101,000
                                                                                                             ------------
                                                                                                                 988,725
-------------------------------------------------------------------------------------------------------------------------
INSURANCE - 0.2%
  -----------------------------------------------------------------------------------------------------------------------
  Terra Nova Insurance (UK) Holdings plc, 10.75% Sr. Nts., 7/1/05                                  100,000       112,826
  -----------------------------------------------------------------------------------------------------------------------
  Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                              (5)               100,000       101,500
                                                                                                             ------------
                                                                                                                 214,326
-------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED - 0.4%
-------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.1%
  -----------------------------------------------------------------------------------------------------------------------
  Building Materials Corp. of America, 8.625% Sr. Nts., 12/15/06                 (5)                50,000        49,875
  -----------------------------------------------------------------------------------------------------------------------
  Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                                      100,000       102,000
                                                                                                             ------------
                                                                                                                 151,875
-------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 0.3%
  -----------------------------------------------------------------------------------------------------------------------
  Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec.
  Nts., Series B, 4/1/02                                                                           100,000       108,000
  -----------------------------------------------------------------------------------------------------------------------
  Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11                   (5)               250,000       209,531
                                                                                                             ------------
                                                                                                                  317,531
-------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 1.1%
-------------------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/COMPUTERS - 0.5%
  -----------------------------------------------------------------------------------------------------------------------
  Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05                     200,000       223,500
  -----------------------------------------------------------------------------------------------------------------------
  Rohr, Inc., 11.625% Sr. Nts., 5/15/03                                                            100,000       112,500
  -----------------------------------------------------------------------------------------------------------------------
  Unisys Corp.:
  11.75% Sr. Nts., 10/15/04                                                                        150,000       160,688
  15% Credit Sensitive Nts., 7/1/97                                              (3)                50,000        52,750
                                                                                                             ------------
                                                                                                                 549,438
-------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE - 0.6%
  -----------------------------------------------------------------------------------------------------------------------
  Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06                                150,000       164,063
  -----------------------------------------------------------------------------------------------------------------------
  Foamex LP/Foamex Capital Corp., 11.25% Sr. Nts., 10/1/02                                         100,000       107,000
  -----------------------------------------------------------------------------------------------------------------------
  Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                                     150,000       163,500
  -----------------------------------------------------------------------------------------------------------------------
  Lear Corp., 9.50% Sub. Nts., 7/15/06                                                             200,000       214,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE (CONTINUED)
  -----------------------------------------------------------------------------------------------------------------------
  Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                            $      100,000   $    97,000
                                                                                                             ------------
                                                                                                                 745,563
-------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 0.0%
  -----------------------------------------------------------------------------------------------------------------------
  Mettler Toledo, Inc., 9.75% Gtd. Sr. Sub. Nts., 10/1/06                                           50,000        52,750
-------------------------------------------------------------------------------------------------------------------------
MEDIA - 3.5%
-------------------------------------------------------------------------------------------------------------------------
BROADCASTING - 0.4%
  -----------------------------------------------------------------------------------------------------------------------
  Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                                            100,000       101,500
  -----------------------------------------------------------------------------------------------------------------------
  New City Communications, Inc., 11.375% Sr. Sub. Nts., 11/1/03                  (4)                50,000        54,000
  -----------------------------------------------------------------------------------------------------------------------
  Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                                      160,000       168,000
  -----------------------------------------------------------------------------------------------------------------------
  Young Broadcasting, Inc., 9% Sr. Sub. Nts., Series B, 1/15/06                                    100,000        97,750
                                                                                                             ------------
                                                                                                                 421,250
-------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION - 2.3%
  -----------------------------------------------------------------------------------------------------------------------
  American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04                 (11)               222,316        92,261
  -----------------------------------------------------------------------------------------------------------------------
  Bell Cablemedia plc:
  0%/11.875% Sr. Disc. Nts., 9/15/05                                            (11)               100,000        81,250
  0%/11.95% Sr. Disc. Nts., 7/15/04                                             (11)               300,000       264,000
  -----------------------------------------------------------------------------------------------------------------------
  Cablevision Systems Corp.:
  10.75% Sr. Sub. Debs., 4/1/04                                                                    100,000       104,250
  9.875% Sr. Sub. Nts., 5/15/06                                                                    150,000       154,688
  -----------------------------------------------------------------------------------------------------------------------
  Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07            (11)               300,000       215,250
  -----------------------------------------------------------------------------------------------------------------------
  Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts., 12/15/05          (11)               525,000       376,031
  -----------------------------------------------------------------------------------------------------------------------
  EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04              (11)               150,000       124,875
  -----------------------------------------------------------------------------------------------------------------------
  Fundy Cable Ltd./Ltee, 11% Sr. Sec. Second Priority Nts., 11/15/05             (4)               100,000       106,500
  -----------------------------------------------------------------------------------------------------------------------
  Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
  Series B, 11/1/03                                                              (3)               175,000       179,375
  -----------------------------------------------------------------------------------------------------------------------
  International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon
  Nts., Series B, 2/1/06                                                        (11)               360,000       246,600
  -----------------------------------------------------------------------------------------------------------------------
  Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
  0%/13.50% Sr. Sub. Gtd. Disc. Nts., Series II, 8/1/04                         (11)               200,000       164,500
  -----------------------------------------------------------------------------------------------------------------------
  Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07                            200,000       212,000
  -----------------------------------------------------------------------------------------------------------------------
  TeleWest plc, 0%/11% Sr. Disc. Debs., 10/1/07                                 (11)               500,000       350,000
  -----------------------------------------------------------------------------------------------------------------------
  United International Holdings, Inc., Zero Coupon Sr. Sec.
  Disc. Nts., 12.544%, 11/15/99                                                 (10)                75,000        53,625
                                                                                                             ------------
                                                                                                               2,725,205
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA - 0.6%
  -----------------------------------------------------------------------------------------------------------------------
  Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03                           200,000       213,000
  -----------------------------------------------------------------------------------------------------------------------
  Katz Media Corp., 10.50% Sr. Sub. Nts., 1/15/07                                (5)               100,000       102,375
  -----------------------------------------------------------------------------------------------------------------------
  Lamar Advertising Co., 9.625% Sr. Sub. Nts., 12/1/06                                              50,000        52,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA (CONTINUED)
  -----------------------------------------------------------------------------------------------------------------------
  Panamsat LP/Panamsat Capital Corp., 9.75% Sr. Sec. Nts., 8/1/00                           $       25,000   $    26,625
  -----------------------------------------------------------------------------------------------------------------------
  Time Warner Entertainment LP/Time Warner, Inc., 8.375% Sr. Debs., 3/15/23                        200,000       203,838
  -----------------------------------------------------------------------------------------------------------------------
  Universal Outdoor, Inc.:
  9.75% Sr. Sub. Nts., 10/15/06                                                                     80,000        82,800
  9.75% Sr. Sub. Nts., 10/15/06                                                  (5)                70,000        72,275
                                                                                                             ------------
                                                                                                                 752,913
-------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM - 0.2%
  -----------------------------------------------------------------------------------------------------------------------
  Imax Corp., 7% Sr. Nts., 3/1/01                                                (9)               200,000       205,000
-------------------------------------------------------------------------------------------------------------------------
OTHER - 0.6%
-------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES - 0.1%
  -----------------------------------------------------------------------------------------------------------------------
  MacAndrews & Forbes Holdings, Inc., 13% Sub. Debs., 3/1/99                     (4)               175,000       175,875
-------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL - 0.1%
  -----------------------------------------------------------------------------------------------------------------------
  Allied Waste North America, Inc., 10.25% Sr. Sub. Nts., 12/1/06                (5)                85,000        89,569
-------------------------------------------------------------------------------------------------------------------------
SERVICES - 0.4%
  -----------------------------------------------------------------------------------------------------------------------
  Borg-Warner Security Corp., 9.125% Sr. Sub. Nts., 5/1/03                                         100,000       100,375
  -----------------------------------------------------------------------------------------------------------------------
  Coinstar, Inc., Units (each unit consists of $1,000 principal amount of 0%/13% sr. sub. disc. nts., 10/1/06 and one warrant
  to purchase seven ordinary shares)                                     (4)(11)(12)               100,000        70,200
  -----------------------------------------------------------------------------------------------------------------------
  Empresas ICA Sociedad Controladora SA de CV, 11.875% Nts., 5/30/01                                60,000        63,900
  -----------------------------------------------------------------------------------------------------------------------
  Iron Mountain, Inc., 10.125% Sr. Sub. Nts., 10/1/06                                              100,000       106,500
  -----------------------------------------------------------------------------------------------------------------------
  Mechala Group Jamaica Ltd., 12.75% Bonds, 12/30/99                             (4)                85,000        85,531
  -----------------------------------------------------------------------------------------------------------------------
  Protection One Alarm Monitoring, Inc., 6.75% Cv. Gtd. Sr.
  Sub. Nts., 9/15/03                                                                                75,000        69,000
                                                                                                             ------------
                                                                                                                 495,506
-------------------------------------------------------------------------------------------------------------------------
RETAIL - 0.6%
-------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 0.2%
  -----------------------------------------------------------------------------------------------------------------------
  Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                                          70,000        75,950
  -----------------------------------------------------------------------------------------------------------------------
  Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                                              100,000       105,000
                                                                                                             ------------
                                                                                                                 180,950
-------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS - 0.4%
  -----------------------------------------------------------------------------------------------------------------------
  Grand Union Co., 12% Sr. Nts., 9/1/04                                                            200,000       213,000
  -----------------------------------------------------------------------------------------------------------------------
  Ralph's Grocery Co.:
  10.45% Sr. Nts., 6/15/04                                                                         100,000       106,750
  10.45% Sr. Nts., 6/15/04                                                                         200,000       213,500
                                                                                                             ------------
                                                                                                                 533,250
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.4%
-------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 0.3%
  -----------------------------------------------------------------------------------------------------------------------
  American International Group, Inc., 11.70% Unsec. Unsub.
  Bonds, 12/4/01                                                                     ITL        90,000,000        70,748
  -----------------------------------------------------------------------------------------------------------------------
  Atlas Air, Inc., 12.25% Pass-Through Certificates, 12/1/02                                       250,000       278,750
                                                                                                             ------------
                                                                                                                 349,498

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
RAILROADS - 0.1%
  -----------------------------------------------------------------------------------------------------------------------
  Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr.
  Disc. Nts., Series B, 12/15/03                                                (11)        $      200,000   $   161,000
-------------------------------------------------------------------------------------------------------------------------
UTILITIES - 5.9%
-------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.1%
  -----------------------------------------------------------------------------------------------------------------------
  Beaver Valley II Funding Corp., 9% Second Lease Obligation
  Bonds, 6/1/17                                                                                    199,000       191,538
  -----------------------------------------------------------------------------------------------------------------------
  California Energy, Inc., 0%/10.25% Sr. Disc. Nts., 1/15/04                    (11)               150,000       159,375
  -----------------------------------------------------------------------------------------------------------------------
  Calpine Corp., 10.50% Sr. Nts., 5/15/06                                                          100,000       106,375
  -----------------------------------------------------------------------------------------------------------------------
  El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                                   250,000       268,750
  -----------------------------------------------------------------------------------------------------------------------
  First PV Funding Corp., 10.30% Lease Obligation Bonds,
  Series 1986A, 1/15/14                                                                            158,000        168,468
  -----------------------------------------------------------------------------------------------------------------------
  New Zealand Electric Corp., 10% Debs., 10/15/01                                    NZD           535,000       413,610
                                                                                                             ------------
                                                                                                               1,308,116
-------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.8%
  -----------------------------------------------------------------------------------------------------------------------
  American Communications Services, Inc., 0%/12.75% Sr.
  Disc. Nts., 4/1/06                                                            (11)               300,000       167,250
  -----------------------------------------------------------------------------------------------------------------------
  Arch Communications Group, Inc., 0%/10.875% Sr. Disc.
  Nts., 3/15/08                                                                 (11)               100,000        57,625
  -----------------------------------------------------------------------------------------------------------------------
  Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06          (5)(11)               450,000       289,125
  -----------------------------------------------------------------------------------------------------------------------
  Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04                 (11)               200,000       165,000
  -----------------------------------------------------------------------------------------------------------------------
  Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04                             (4)(11)               150,000       125,250
  -----------------------------------------------------------------------------------------------------------------------
  Cellular Communications International, Inc., Zero Coupon Sr.
  Disc. Nts., 11.409%, 8/15/00                                                  (10)               600,000       418,500
  -----------------------------------------------------------------------------------------------------------------------
  Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03                         (11)                50,000        45,750
  -----------------------------------------------------------------------------------------------------------------------
  Central Temica Guemes, 12% Bonds, 11/26/01                                     (4)               100,000       101,500
  -----------------------------------------------------------------------------------------------------------------------
  Colt Telecom Group plc, Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts., 12/15/06 and one
  warrant to purchase 7.8 ordinary shares)                                  (11)(12)               200,000       121,000
  -----------------------------------------------------------------------------------------------------------------------
  Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon
  Bonds, 11/15/03                                                               (11)               200,000       133,000
  -----------------------------------------------------------------------------------------------------------------------
  Geotek Communications, Inc.:
  0%/15% Sr. Sec. Disc. Nts., 7/15/05                                           (11)               250,000       158,750
  12% Cv. Sr. Sub. Nts., 2/15/01                                                                   250,000       256,250
  -----------------------------------------------------------------------------------------------------------------------
  GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub.
  Disc. Nts., 12/15/05                                                       (5)(11)                25,000        16,250
  -----------------------------------------------------------------------------------------------------------------------
  GST USA, Inc., 0%/13.875% Bonds, 12/15/05                                     (11)               200,000       123,000
  -----------------------------------------------------------------------------------------------------------------------
  Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts.,
  Series B, 4/15/03                                                             (11)               200,000       114,500
  -----------------------------------------------------------------------------------------------------------------------
  IntelCom Group (USA), Inc.:
  0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06                                         (11)               270,000       177,525
  0%/13.50% Sr. Disc. Nts., 9/15/05                                             (11)               200,000       143,000
  -----------------------------------------------------------------------------------------------------------------------
  Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                                  125,000       106,875
  -----------------------------------------------------------------------------------------------------------------------
  MFS Communications Co., Inc.:
  0%/8.875% Sr. Disc. Nts., 1/15/06                                             (11)               100,000        74,125
  0%/9.375% Sr. Disc. Nts., 1/15/04                                             (11)               300,000       262,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                              AMOUNT(1)        (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
  -----------------------------------------------------------------------------------------------------------------------
  Occidente y Caribe Celular SA, Units (each unit consists of
  $1,000 principal amount of 0%/14% sr. disc. nts., 3/15/04 and
  one warrant to purchase 5.709 ordinary shares)                         (5)(11)(12)        $      200,000   $   121,000
  -----------------------------------------------------------------------------------------------------------------------
  Omnipoint Corp., 11.625% Sr. Nts., 8/15/06                                                       300,000       313,500
  -----------------------------------------------------------------------------------------------------------------------
  ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04                 (5)               160,000       162,800
  -----------------------------------------------------------------------------------------------------------------------
  Petersburg Long Distance, Inc., Units (each unit consists of
  $1,000 principal amount of 0%/14% sr. disc. nts., 6/1/04 and
  one warrant to purchase 34 ordinary shares)                            (5)(11)(12)               300,000       247,500
  -----------------------------------------------------------------------------------------------------------------------
  PriCellular Wireless Corp.:
  0%/12.25% Sr. Sub. Disc. Nts., 10/1/03                                        (11)               150,000       129,000
  0%/14% Sr. Sub. Disc. Nts., 11/15/01                                          (11)               300,000       293,250
  -----------------------------------------------------------------------------------------------------------------------
  Real Time Data, Inc., Units (each unit consists of $1,000
  principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and
  one warrant to purchase six ordinary shares)                           (4)(11)(12)               300,000       165,000
  -----------------------------------------------------------------------------------------------------------------------
  Sprint Spectrum LP/Sprint Spectrum Finance Corp.,
  0%/12.50% Sr. Disc. Nts., 8/15/06                                             (11)               300,000       203,250
  -----------------------------------------------------------------------------------------------------------------------
  Teleport Communications Group, Inc.:
  0%/11.125% Sr. Disc. Nts., 7/1/07                                             (11)               700,000       483,000
  9.875% Sr. Nts., 7/1/06                                                                          100,000       107,500
  -----------------------------------------------------------------------------------------------------------------------
  USA Mobile Communications, Inc. II, 14% Sr. Nts., 11/1/04                                        150,000       168,750
  -----------------------------------------------------------------------------------------------------------------------
  Western Wireless Corp., 10.50% Sr. Sub. Nts., 6/1/06                                             200,000       210,250
                                                                                                             ------------
                                                                                                               5,661,575
                                                                                                             ------------
  Total Corporate Bonds and Notes (Cost $26,794,049)                                                          27,929,730

                                                                                               SHARES
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 0.5%
-------------------------------------------------------------------------------------------------------------------------
  Celcaribe SA                                                               (4)(13)                24,390        41,463
  -----------------------------------------------------------------------------------------------------------------------
  El Paso Electric Co.                                                          (13)                 4,954        32,201
  -----------------------------------------------------------------------------------------------------------------------
  Gillett Holdings, Inc.                                                     (4)(13)                15,000       540,000
  -----------------------------------------------------------------------------------------------------------------------
  MFS Communications, Inc.                                                      (13)                    14           763
                                                                                                             ------------
  Total Common Stocks (Cost $374,238)                                                                            614,427
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 2.4%
-------------------------------------------------------------------------------------------------------------------------
  BankAmerica Corp., 8.375%, Series K                                                                7,000       176,750
  -----------------------------------------------------------------------------------------------------------------------
  BankUnited Capital Trust Preferred Securities                                  (5)                   100       100,125
  -----------------------------------------------------------------------------------------------------------------------
  Cablevision Systems Corp., 8.50% Cum. Cv., Series I                                                4,000        82,000
  -----------------------------------------------------------------------------------------------------------------------
  California Federal Bank, 10.625% Non-Cum., Series B                                                2,500       277,500
  -----------------------------------------------------------------------------------------------------------------------
  CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B                                       7,000       203,000
  -----------------------------------------------------------------------------------------------------------------------
  Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C                     (4)(8)                10,000       100,000
  -----------------------------------------------------------------------------------------------------------------------
  El Paso Electric Co., 11.40% Series A Preferred Stock                          (8)                 1,626       182,112
  -----------------------------------------------------------------------------------------------------------------------
  First Nationwide Bank, 11.50% Non-Cum.                                                             1,500       172,125
  -----------------------------------------------------------------------------------------------------------------------
  Fresenius Medical Care Trust, 9% Preferred Securities                                            450,000       459,000
  -----------------------------------------------------------------------------------------------------------------------
  Glendale Federal Bank, F.S.B., 8.75% Non-Cum. Cv., Series E                                        1,000        58,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                             MARKET VALUE
                                                                                               SHARES          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
  Kelley Oil & Gas Corp., $2.625 Cv.                                            (13)                 1,000   $    23,875
  -----------------------------------------------------------------------------------------------------------------------
  Panamsat Corp., 12.75% Sr. Preferred Exchangeable                           (4)(8)                   350       429,625
  -----------------------------------------------------------------------------------------------------------------------
  Prime Retail, Inc., $19.00 Cv., Series B                                                           6,000       130,500
  -----------------------------------------------------------------------------------------------------------------------
  SDW Holdings Corp., 15% Cum. Sr. Exchangeable Preferred Stock                  (4)                 3,750       131,250
  -----------------------------------------------------------------------------------------------------------------------
  Time Warner, Inc., 10.25% Preferred, Series M                                  (8)                     1         1,090
  -----------------------------------------------------------------------------------------------------------------------
  Walden Residential Properties, Inc., 9.16% Cv. Preferred Stock, Series B                          10,000       288,750
                                                                                                             ------------
  Total Preferred Stocks (Cost $2,675,866)                                                                     2,816,452
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
OTHER SECURITIES - 0.1%
-------------------------------------------------------------------------------------------------------------------------
  MFS Communications Co., Inc., 8% Cv. Depositary Shares
  each Representing 1/100 Share of Dividend Enhanced
  Convertible Stock (Cost $156,459)                                                                  2,000       182,500

                                                                                               UNITS
-------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.1%
-------------------------------------------------------------------------------------------------------------------------
  American Telecasting, Inc. Wts., Exp. 6/99                                                         1,500         2,625
  -----------------------------------------------------------------------------------------------------------------------
  Cellular Communications International, Inc. Wts., Exp. 8/03                    (4)                   300         6,000
  -----------------------------------------------------------------------------------------------------------------------
  Comunicacion Celular SA Wts., Exp. 11/03                                       (4)                   200        15,000
  -----------------------------------------------------------------------------------------------------------------------
  Eye Care Centers of America, Inc. Wts., Exp. 10/03                             (4)                    70           315
  -----------------------------------------------------------------------------------------------------------------------
  Geotek Communications, Inc. Wts., Exp. 7/05                                                        7,500        18,750
  -----------------------------------------------------------------------------------------------------------------------
  Hyperion Telecommunications, Inc. Wts., Exp. 4/01                              (4)                   200         4,000
  -----------------------------------------------------------------------------------------------------------------------
  Icon Health & Fitness, Inc. Wts., Exp. 11/99                                   (4)                   200        10,000
  -----------------------------------------------------------------------------------------------------------------------
  In-Flight Phone Corp. Wts., Exp. 8/02                                                                200            --
  -----------------------------------------------------------------------------------------------------------------------
  IntelCom Group, Inc. Wts., Exp. 9/05                                                                 825         7,425
  -----------------------------------------------------------------------------------------------------------------------
  SDW Holdings Corp., Cl. B Wts., Exp. 12/06                                     (4)                   375         4,875
  -----------------------------------------------------------------------------------------------------------------------
  United International Securities Ltd. Wts., Exp. 11/99                          (4)                   200         4,000
                                                                                                             ------------
  Total Rights, Warrants and Certificates (Cost $10,175)                                                          72,990

                                                                                              Principal
                                                                                              Amount(1)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 4.0%
-------------------------------------------------------------------------------------------------------------------------
  Bayerische Landesbank Girozentrale, New York Branch,
  7.15% Deutsche Mark Currency Protected Yield Curve CD,
  7/25/97                                                                                   $      130,000       129,974
  -----------------------------------------------------------------------------------------------------------------------
  Canadian Imperial Bank of Commerce, New York Branch:
  13.50% Greek Drachma/Swiss Franc Linked Nts., 2/5/97                                             150,000       151,815
  16.75% CD, 4/16/97 (indexed to the Federation GKO, Zero
  Coupon, 4/9/97)                                                                (4)               100,000        99,700
  17.30% CD, 2/26/97 (indexed to the Federation GKO, Zero
  Coupon, 2/19/97)                                                               (4)               200,000       199,700

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               PRINCIPAL     MARKET VALUE
                                                                                               AMOUNT(1)       (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
  Goldman, Sachs & Co. Argentina Local Market Securities
  Trust, 11.30%, 4/1/00 [representing debt of Argentina
   (Republic of) Bonos del Tesoro Bonds, Series 10, 5.563%,
  4/1/00 and an interest rate swap between Goldman Sachs
  and the Trust]                                                                 (4)        $      182,608   $   188,315
  -----------------------------------------------------------------------------------------------------------------------
  ING (U.S.) Financial Holdings Corp. Zero Coupon:
  Chilean Peso Linked Nts., with Chilean Sovereign Risk,
  9.05%, 3/12/97                                                                (10)               269,522       262,300
  Korean Won/U.S. Dollar Linked Nts., 10.87%, 6/9/97                            (10)               160,000       148,768
  Nts. Linked to the Greek Drachma/Swiss Franc Exchange
  Rate, 14.829%, 12/4/97                                                        (10)               650,000       551,460
  -----------------------------------------------------------------------------------------------------------------------
  Internationale Nederlanden (U.S.) Capital Holdings Corp. Zero
  Coupon Czech Koruna Linked:
  Nts., 12.267%, 2/18/97                                                        (10) CZK        14,573,624       527,643
  Promissory Nts.:
  12.184%, 6/23/97                                                              (10) CZK         4,380,000       152,097
  12.285%, 6/20/97                                                              (10) CZK        10,614,246       368,933
  -----------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Holdings Zero Coupon:
  Greek Drachma/Swiss Franc Linked Nts., 1.361%, 1/13/97                        (10)               100,000       101,950
  U.S. Dollar Nts. Linked to Greek Drachma/Swiss Franc:
  15.639%, 12/23/97                                                             (10)               300,000       298,980
  15.453%, 12/26/97                                                             (10)               350,000       349,510
  15.499%, 12/30/97                                                             (10)               700,000       700,000
  -----------------------------------------------------------------------------------------------------------------------
  Salomon, Inc., Zero Coupon Chilean Peso-Indexed
  Enhanced Access Nts.:
  9.25%, 3/11/97                                                                (10)                99,713        96,871
  10.116%, 6/17/97                                                              (10)               152,868       144,537
  -----------------------------------------------------------------------------------------------------------------------
  Swiss Bank Corp., New York Branch, 6.60% CD, 1/30/97
  (indexed to the closing Nikkei 225 Index on 1/23/97)                               NZD           362,428       241,063
                                                                                                             ------------
  Total Structured Instruments (Cost $4,728,667)                                                               4,713,616

                                                                       DATE        STRIKE     CONTRACTS
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - 0.0%
-------------------------------------------------------------------------------------------------------------------------
  Deutsche Mark Put Opt.                                               2/97       1.54DEM     2,720,000           17,410
  Italy (Republic of) Treasury Bonds, Buoni del Tesoro
  Poliennali, 9.50%, 5/1/01 Put Opt.                                   7/97       102.30%           395              119
                                                                                                            -------------
  Total Put Options Purchased (Cost $36,228)                                                                      17,529
  -----------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS, AT VALUE (COST $123,793,236)                                                 106.6%     126,561,270
  -----------------------------------------------------------------------------------------------------------------------
  LIABILITIES IN EXCESS OF OTHER ASSETS                                                            (6.6)      (7,844,860)
                                                                                               ---------    -------------
  NET ASSETS                                                                                      100.0%    $118,716,410
                                                                                               ---------    -------------
                                                                                               ---------    -------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

  1.  Principal amount is reported in U.S. Dollars, except for those denoted
      in the following currencies:
  ARP - Argentine Peso                      GBP - British Pound Sterling
  AUD - Australian Dollar                   IDR - Indonesian Rupiah
  CAD - Canadian Dollar                     IEP - Irish Punt
  CZK - Czech Koruna                        ITL - Italian Lira
  DEM - German Deutsche Mark                MXP - Mexican Peso
  DKK - Danish Krone                        MYR - Malaysian Ringgit
  ESP - Spanish Peseta                      NZD - New Zealand Dollar
  FIM - Finnish Markka                      SEK - Swedish Krona
  2.  When-issued security to be delivered and settled after December 31, 1996.
  3.  Represents the current interest rate for a variable rate security.
  4. Identifies issues considered to be illiquid - See applicable note of Notes to Financial Statements.
  5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,681,347 or 3.10% of the Fund's net assets, at December 31, 1996.
  6. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                                      CONTRACTS/
                                                      PRINCIPAL
                                                       SUBJECT      EXPIRATION     EXERCISE      PREMIUM   MARKET VALUE
                                                       TO CALL         DATE         PRICE        RECEIVED    (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
  Call option on Australian Dollar                      515,968        2/97        1.24AUD       $  5,315    $  1,868
  Call option on Australian Dollar                      512,384        2/97        1.249AUD         5,124       2,864
  Call option on Australian Dollar                    1,250,000        3/97        1.25AUD         11,750       6,813
  Call option on Australian Dollar                    1,280,000        3/97        1.2578AUD       11,776      10,752
  Call option on Banco Hipotecario Nacional
   (Argentina) Medium-Term Nts., 10.625%, 8/7/06        400,000        8/00        100.00%          3,680      12,000
  Call option on British Pound                        1,295,000        1/97        1.632GBP        29,163     103,471
  Call option on New Zealand Dollar                     564,771        2/97        1.3988NZD        4,631       3,106
  Call option on New Zealand Dollar                     298,830        2/97        1.4055NZD        2,435       1,584
  Call option on New Zealand Dollar                     440,000        2/97        1.4071NZD        1,122       1,760
  Call option on New Zealand Dollar                     341,136        2/97        1.4071NZD        2,780       1,910
  Call option on New Zealand Dollar                     700,000        3/97        1.413NZD         4,760       4,354
  Call option on New Zealand Dollar                     395,472        3/97        1.416NZD         3,678       2,531
  Call option on New Zealand Dollar                     685,000        3/97        1.424NZD         4,658       5,617
  Call option on New Zealand Dollar                     605,000        3/97        1.4288NZD        4,023       5,929
  Call option on New Zealand Dollar                     490,000        3/97        1.4288NZD        3,259       4,802
  Call option on New Zealand Dollar                   1,330,000        1/97        91.00%          13,092      13,092
  Put option on Germany (Republic of) Bonds,
  Series 118, 5.25%, 2/21/01                            374,662        7/97        99.57%DEM        8,992       1,011
                                                                                                 --------    --------
                                                                                                 $120,238    $183,464
                                                                                                 --------    --------
                                                                                                 --------    --------

  7. Securities with an aggregate market value of $1,411,669 collateralized accounts to cover initial margin requirements on open futures sales contracts. See applicable note of Notes to Financial Statements.
  8.  Interest or dividend is paid in kind.
  9.  Represents the current interest rate for an increasing rate security.
 10. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
 11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

 12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
 13.  Non-income producing security.
















  See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

                                                                               PRINCIPAL           MARKET VALUE
                                                                               AMOUNT              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes - 0.3%
---------------------------------------------------------------------------------------------------------------
    Penn Traffic Co., 11.50% Sr. Nts., 4/15/06 (Cost $154,500)                 $    150,000        $    132,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 9.2%
---------------------------------------------------------------------------------------------------------------
    ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                           200,000             193,000
    -----------------------------------------------------------------------------------------------------------
    Apple Computer, Inc., 6% Cv. Sub. Nts., 6/1/01                      (1)         250,000             246,563
    -----------------------------------------------------------------------------------------------------------
    Apple Computer, Inc., 6% Cv. Sub. Nts., 6/1/01                      (2)         100,000              98,625
    -----------------------------------------------------------------------------------------------------------
    Central Garden & Pet Co., 6% Cv. Sub. Nts., 11/15/03                (1)         300,000             297,750
    -----------------------------------------------------------------------------------------------------------
    Cirrus Logic, Inc., 6% Cv. Sub. Nts., 12/15/03                      (1)         400,000             367,000
    -----------------------------------------------------------------------------------------------------------
    Continental Airlines, Inc., 6.75% Cv. Sub. Nts., 4/15/06            (1)         500,000             550,000
    -----------------------------------------------------------------------------------------------------------
    Corporate Express, Inc., 4.50% Cv. Sub. Nts., 7/1/00                (1)         250,000             231,875
    -----------------------------------------------------------------------------------------------------------
    Home Depot, Inc., 3.25% Cv. Sub. Nts., 10/1/01                                  230,000             225,112
    -----------------------------------------------------------------------------------------------------------
    Omnicom Group, Inc., 4.25% Cv. Sub. Debs., 1/3/07                (1)(3)         500,000             510,625
    -----------------------------------------------------------------------------------------------------------
    Platinum Technology, Inc., 6.75% Cv. Sub. Nts., 11/15/01                        500,000             611,875
    -----------------------------------------------------------------------------------------------------------
    Saks Holdings, Inc., 5.50% Cv. Sub. Nts., 9/15/06                               150,000             137,625
    -----------------------------------------------------------------------------------------------------------
    Softkey International, Inc., 5.50% Cv. Sr. Nts., 11/1/00                        300,000             249,375
    -----------------------------------------------------------------------------------------------------------
    Time Warner, Inc., Zero Coupon Cv. Sr. Sub. Nts., 28.10%, 6/22/13   (4)         500,000             215,000
    -----------------------------------------------------------------------------------------------------------
    U.S. Office Products Co., 5.50% Cv. Sub. Nts., 5/15/03              (1)         400,000             370,500
                                                                                                    -----------
    Total Convertible Corporate Bonds and Notes (Cost $4,214,828)                                     4,304,925

                                                                               Shares
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 74.6%
---------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 2.8%
---------------------------------------------------------------------------------------------------------------
CHEMICALS - 2.8%
    -----------------------------------------------------------------------------------------------------------
    IMC Global, Inc.                                                                 15,000             586,875
    -----------------------------------------------------------------------------------------------------------
    Olin Corp.                                                                        6,500             244,562
    -----------------------------------------------------------------------------------------------------------
    Potash Corp. of Saskatchewan, Inc.                                                6,000             510,000
                                                                                                    -----------
                                                                                                      1,341,437
---------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 18.7%
---------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.8%
    -----------------------------------------------------------------------------------------------------------
    General Motors Corp.                                                              7,000             390,250
---------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 8.4%
    -----------------------------------------------------------------------------------------------------------
    AMR Corp.                                                           (5)           4,500             396,562
    -----------------------------------------------------------------------------------------------------------
    Brinker International, Inc.                                         (5)          16,950             271,200
    -----------------------------------------------------------------------------------------------------------
    Delta Air Lines, Inc.                                                             8,250             584,719
    -----------------------------------------------------------------------------------------------------------
    Eastman Kodak Co.                                                                 2,500             200,625
    -----------------------------------------------------------------------------------------------------------
    Gaylord Entertainment Co., Cl. A                                                  7,500             171,562
    -----------------------------------------------------------------------------------------------------------
    Host Marriott Corp.                                                 (5)          10,000             160,000
    -----------------------------------------------------------------------------------------------------------
    ITT Corp. (New)                                                     (5)          12,500             542,187
    -----------------------------------------------------------------------------------------------------------
    Nintendo Co. Ltd.                                                                10,000             714,224
    -----------------------------------------------------------------------------------------------------------
    Northwest Airlines Corp., Cl. A                                     (5)           5,000             195,625
    -----------------------------------------------------------------------------------------------------------
    Viacom, Inc., Cl. B                                                 (5)          20,000             697,500
                                                                                                    -----------
                                                                                                      3,934,204
---------------------------------------------------------------------------------------------------------------
Media - 5.2%
    -----------------------------------------------------------------------------------------------------------
    Comcast Corp., Cl. A Special                                                     15,000             267,187
    -----------------------------------------------------------------------------------------------------------
    Evergreen Media Corp., Cl. A                                        (5)          12,000             300,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                   MARKET VALUE
                                                                               SHARES              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
    -----------------------------------------------------------------------------------------------------------
    Heritage Media Corp., Cl. A                                         (5)          12,500        $    140,625
    -----------------------------------------------------------------------------------------------------------
    Metro Networks, Inc.                                                (5)          17,500             441,875
    -----------------------------------------------------------------------------------------------------------
    SFX Broadcasting, Inc., Cl. A                                       (5)          12,500             371,875
    -----------------------------------------------------------------------------------------------------------
    Tele-Communications, Inc. (New), TCI Group, Series A                (5)           5,000              65,312
    -----------------------------------------------------------------------------------------------------------
    Time Warner, Inc.                                                                 6,000             225,000
    -----------------------------------------------------------------------------------------------------------
    U S West Media Group                                                (5)          17,500             323,750
    -----------------------------------------------------------------------------------------------------------
    World Color Press, Inc.                                             (5)          15,000             288,750
                                                                                                    -----------
                                                                                                      2,424,374
---------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 1.8%
    -----------------------------------------------------------------------------------------------------------
    Dillard Department Stores, Inc., Cl. A                                           10,000             308,750
    -----------------------------------------------------------------------------------------------------------
    Federated Department Stores, Inc.                                   (5)          16,000             546,000
                                                                                                    -----------
                                                                                                        854,750
---------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 2.5%
    -----------------------------------------------------------------------------------------------------------
    Alco Standard Corp.                                                               8,000             413,000
    -----------------------------------------------------------------------------------------------------------
    Gap, Inc. (The)                                                                   2,500              75,312
    -----------------------------------------------------------------------------------------------------------
    Intelligent Electronics, Inc.                                       (5)          45,000             360,000
    -----------------------------------------------------------------------------------------------------------
    Intimate Brands, Inc., Cl. A                                                      7,500             127,500
    -----------------------------------------------------------------------------------------------------------
    Limited, Inc.                                                                    10,000             183,750
                                                                                                     ----------
                                                                                                      1,159,562
---------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 12.4%
---------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.6%
    -----------------------------------------------------------------------------------------------------------
    Cott Corp.                                                                       40,000             290,000
---------------------------------------------------------------------------------------------------------------
FOOD - 1.3%
    -----------------------------------------------------------------------------------------------------------
    Dominick's Supermarkets, Inc.                                       (5)          15,000             326,250
    -----------------------------------------------------------------------------------------------------------
    H.J. Heinz Co.                                                                    7,500             268,125
                                                                                                    -----------
                                                                                                        594,375
---------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 1.2%
    -----------------------------------------------------------------------------------------------------------
    Pharmacia & Upjohn, Inc.                                                         10,000             396,250
    -----------------------------------------------------------------------------------------------------------
    Schering-Plough Corp.                                                             2,500             161,875
                                                                                                    -----------
                                                                                                        558,125
---------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 5.6%
    -----------------------------------------------------------------------------------------------------------
    American Medical Response, Inc.                                     (5)          31,000           1,007,500
    -----------------------------------------------------------------------------------------------------------
    Columbia/HCA Healthcare Corp.                                                     5,250             213,937
    -----------------------------------------------------------------------------------------------------------
    Guidant Corp.                                                                     9,500             541,500
    -----------------------------------------------------------------------------------------------------------
    MedPartners/Mullikin, Inc.                                          (5)          10,000             210,000
    -----------------------------------------------------------------------------------------------------------
    OrNda Healthcorp                                                    (5)          10,000             292,500
    -----------------------------------------------------------------------------------------------------------
    Ventritex, Inc.                                                     (5)          15,000             369,375
                                                                                                    -----------
                                                                                                      2,634,812
---------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.1%
    -----------------------------------------------------------------------------------------------------------
    Kimberly-Clark Corp.                                                              3,500             333,375
    -----------------------------------------------------------------------------------------------------------
    Tambrands, Inc.                                                                   4,000             163,500
                                                                                                    -----------
                                                                                                        496,875
---------------------------------------------------------------------------------------------------------------
TOBACCO - 2.6%
    -----------------------------------------------------------------------------------------------------------
    Philip Morris Cos., Inc.                                                          8,750             985,469
    -----------------------------------------------------------------------------------------------------------
    RJR Nabisco Holdings Corp.                                                        7,500             255,000
                                                                                                    -----------
                                                                                                      1,240,469
---------------------------------------------------------------------------------------------------------------
ENERGY - 1.7%
---------------------------------------------------------------------------------------------------------------
    Apache Corp.                                                                      2,500              88,437

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                   MARKET VALUE
                                                                               SHARES              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
---------------------------------------------------------------------------------------------------------------
    Kerr-McGee Corp.                                                                  3,000        $    216,000
    -----------------------------------------------------------------------------------------------------------
    Tidewater, Inc.                                                                   3,000             135,750
    -----------------------------------------------------------------------------------------------------------
    Weatherford Enterra, Inc.                                           (5)           7,000             210,000
    -----------------------------------------------------------------------------------------------------------
    Western Atlas, Inc.                                                 (5)           2,000             141,750
                                                                                                   ------------
                                                                                                        791,937
---------------------------------------------------------------------------------------------------------------
FINANCIAL - 12.9%
---------------------------------------------------------------------------------------------------------------
BANKS - 5.4%
    -----------------------------------------------------------------------------------------------------------
    Boatmen's Bancshares, Inc.                                                        4,000             258,000
    -----------------------------------------------------------------------------------------------------------
    Chase Manhattan Corp. (New)                                                       8,750             780,937
    -----------------------------------------------------------------------------------------------------------
    Commonwealth Bancorp, Inc.                                                       10,000             150,000
    -----------------------------------------------------------------------------------------------------------
    First Commerce Corp.                                                              6,500             252,687
    -----------------------------------------------------------------------------------------------------------
    First Union Corp.                                                                 3,250             240,500
    -----------------------------------------------------------------------------------------------------------
    Fleet Financial Group, Inc.                                                       9,500             473,813
    -----------------------------------------------------------------------------------------------------------
    J.P. Morgan & Co., Inc.                                                           2,250             219,656
    -----------------------------------------------------------------------------------------------------------
    Standard Federal Bancorporation                                                   2,500             142,188
                                                                                                   ------------
                                                                                                      2,517,781
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 5.0%
    -----------------------------------------------------------------------------------------------------------
    Advanta Corp., Cl. B                                                             20,000             817,500
    -----------------------------------------------------------------------------------------------------------
    American Express Co.                                                              8,750             494,375
    -----------------------------------------------------------------------------------------------------------
    Dean Witter, Discover & Co.                                                       8,500             563,125
    -----------------------------------------------------------------------------------------------------------
    Fannie Mae                                                                        3,000             111,750
    -----------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.                                                  1,000             110,125
    -----------------------------------------------------------------------------------------------------------
    Travelers Group, Inc.                                                             6,000             272,250
                                                                                                   ------------
                                                                                                      2,369,125
---------------------------------------------------------------------------------------------------------------
INSURANCE - 2.5%
    -----------------------------------------------------------------------------------------------------------
    Allstate Corp.                                                                    8,000             463,000
    -----------------------------------------------------------------------------------------------------------
    Everest Reinsurance Holdings, Inc.                                               14,500             416,875
    -----------------------------------------------------------------------------------------------------------
    IPC Holdings Ltd.                                                                12,500             279,688
                                                                                                   ------------
                                                                                                      1,159,563
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 4.8%
---------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.4%
    -----------------------------------------------------------------------------------------------------------
    Raychem Corp.                                                                     2,500             200,313
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 2.4%
    -----------------------------------------------------------------------------------------------------------
    Cognizant Corp.                                                                   8,500             280,500
    -----------------------------------------------------------------------------------------------------------
    DecisionOne Holdings Corp.                                          (5)          15,000             247,500
    -----------------------------------------------------------------------------------------------------------
    ICTS International NV                                               (5)          32,500             329,063
    -----------------------------------------------------------------------------------------------------------
    Intelligroup, Inc.                                                  (5)          12,500             137,500
    -----------------------------------------------------------------------------------------------------------
    Viad Corp.                                                                        8,000             132,000
                                                                                                   ------------
                                                                                                      1,126,563
---------------------------------------------------------------------------------------------------------------
MANUFACTURING - 2.0%
    -----------------------------------------------------------------------------------------------------------
    AGCO Corp.                                                                        5,000             143,125
    -----------------------------------------------------------------------------------------------------------
    American Standard Cos., Inc.                                        (5)          13,500             516,375
    -----------------------------------------------------------------------------------------------------------
    Brown & Sharpe Manufacturing Co.                                    (5)          20,000             280,000
                                                                                                   ------------
                                                                                                        939,500
---------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 20.7%
---------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 3.4%
    -----------------------------------------------------------------------------------------------------------
    Boeing Co.                                                                        3,168             336,996
    -----------------------------------------------------------------------------------------------------------
    Lockheed Martin Corp.                                                             3,500             320,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                   MARKET VALUE
                                                                               SHARES              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (CONTINUED)
    -----------------------------------------------------------------------------------------------------------
    Raytheon Co.                                                                      2,500        $    120,313
    -----------------------------------------------------------------------------------------------------------
    Rockwell International Corp.                                                      2,000             121,750
    -----------------------------------------------------------------------------------------------------------
    Sundstrand Corp.                                                                  4,500             191,250
    -----------------------------------------------------------------------------------------------------------
    TRW, Inc.                                                                        10,000             495,000
                                                                                                   ------------
                                                                                                      1,585,559
---------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 7.8%
    -----------------------------------------------------------------------------------------------------------
    Adaptec, Inc.                                                       (5)           8,000             320,000
    -----------------------------------------------------------------------------------------------------------
    Cabletron Systems, Inc.                                             (5)          17,500             581,875
    -----------------------------------------------------------------------------------------------------------
    Ingram Micro, Inc., Cl. A                                           (5)           5,000             115,000
    -----------------------------------------------------------------------------------------------------------
    International Business Machines Corp.                                             5,000             755,000
    -----------------------------------------------------------------------------------------------------------
    Lexmark International Group, Inc., Cl. A                            (5)          14,000             386,750
    -----------------------------------------------------------------------------------------------------------
    Read-Rite Corp.                                                     (5)          10,000             252,500
    -----------------------------------------------------------------------------------------------------------
    Seagate Technology                                                  (5)          18,000             711,000
    -----------------------------------------------------------------------------------------------------------
    Sun Microsystems, Inc.                                              (5)          22,000             565,125
                                                                                                   ------------
                                                                                                      3,687,250
---------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 3.9%
    -----------------------------------------------------------------------------------------------------------
    Electronic Data Systems Corp.                                                     4,500             194,625
    -----------------------------------------------------------------------------------------------------------
    First Data Corp.                                                                  5,000             182,500
    -----------------------------------------------------------------------------------------------------------
    Informix Corp.                                                      (5)          10,000             203,750
    -----------------------------------------------------------------------------------------------------------
    PLATINUM Technology, Inc.                                           (5)          12,500             170,313
    -----------------------------------------------------------------------------------------------------------
    Structural Dynamics Research Corp.                                  (5)          37,500             750,000
    -----------------------------------------------------------------------------------------------------------
    Versant Object Technology Corp.                                     (5)          10,000             186,250
    -----------------------------------------------------------------------------------------------------------
    Worldtalk Corp.                                                     (5)          20,000             150,000
                                                                                                   ------------
                                                                                                      1,837,438
---------------------------------------------------------------------------------------------------------------
ELECTRONICS - 3.6%
    -----------------------------------------------------------------------------------------------------------
    ADT Ltd.                                                            (5)          10,000             228,750
    -----------------------------------------------------------------------------------------------------------
    Applied Materials, Inc.                                             (5)           2,000              71,875
    -----------------------------------------------------------------------------------------------------------
    Intel Corp.                                                                       1,250             163,672
    -----------------------------------------------------------------------------------------------------------
    LSI Logic Corp.                                                     (5)          10,000             267,500
    -----------------------------------------------------------------------------------------------------------
    Novellus Systems, Inc.                                              (5)           2,250             121,922
    -----------------------------------------------------------------------------------------------------------
    Waters Corp.                                                        (5)          27,500             835,313
                                                                                                   ------------
                                                                                                      1,689,032
---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.0%
    -----------------------------------------------------------------------------------------------------------
    Cisco Systems, Inc.                                                 (5)           1,500              95,438
    -----------------------------------------------------------------------------------------------------------
    LCI International, Inc.                                             (5)          12,500             268,750
    -----------------------------------------------------------------------------------------------------------
    MCI Communications Corp.                                                         12,500             408,594
    -----------------------------------------------------------------------------------------------------------
    WorldCom, Inc.                                                      (5)           1,500              39,094
    -----------------------------------------------------------------------------------------------------------
    XLConnect Solutions, Inc.                                           (5)           5,000             143,750
                                                                                                   ------------
                                                                                                        955,626
---------------------------------------------------------------------------------------------------------------
UTILITIES - 0.6%
---------------------------------------------------------------------------------------------------------------
    GTE Corp.                                                                         6,250             284,375
                                                                                                   ------------
    Total Common Stocks (Cost $31,800,395)                                                           35,063,295
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 5.3%
---------------------------------------------------------------------------------------------------------------
    Cablevision Systems Corp., 8.50% Cum. Cv., Series I                               7,500             153,750
    -----------------------------------------------------------------------------------------------------------
    Host Marriott Financial Trust, 6.75% Cv. Preferred Stock            (1)(5)       10,000             535,000
    -----------------------------------------------------------------------------------------------------------
    K-Mart Financing I, 7.75% Cv. Preferred Stock                                     7,500             365,625

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                   MARKET VALUE
                                                                               SHARES              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
    Microsoft Corp., $2.196 Cv., Series A                                             2,500        $    200,313
    -----------------------------------------------------------------------------------------------------------
    SFX Broadcasting, Inc., 6.50% Cv. Preferred, Series D                  (1)        5,000             231,875
    -----------------------------------------------------------------------------------------------------------
    SunAmerica, Inc., $3.188 Cv. Preferred Equity Redemption Cum. Stock    (5)       12,500             528,125
    -----------------------------------------------------------------------------------------------------------
    Trans World Airlines, Inc., 8% Cum. Cv. Exchangeable Preferred Stock   (1)       10,000             242,500
    -----------------------------------------------------------------------------------------------------------
    Vanstar Financing Trust, 6.75% Cv. Preferred Stock                     (1)        5,000             260,000
                                                                                                   ------------
    Total Preferred Stocks (Cost $2,706,706)                                                          2,517,188
---------------------------------------------------------------------------------------------------------------
Other Securities - 4.8%
---------------------------------------------------------------------------------------------------------------
    AnnTaylor Finance Trust, 8.50% Cv. Trust Originated
    Preferred Securities                                                              7,500             393,750
    -----------------------------------------------------------------------------------------------------------
    Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated
    Preferred Securities                                                   (1)        7,500             270,000
    -----------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., 6% Cv. Preferred, Structured
    Yield Product Exchangeable for Cox Communications, Inc.
    Common Stock                                                                     17,500             389,375
    -----------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., 6.25% Structured Yield Product
    Exchangeable for Stock of IMC Global, Inc.                                       10,000             401,250
    -----------------------------------------------------------------------------------------------------------
    Salomon, Inc., 7.625% Cv. Preferred, Debt Exchangeable for
    Common Stock of Financial Security Assurance Holdings Ltd.                        6,800             209,950
    -----------------------------------------------------------------------------------------------------------
    Wendy's Financing I/Wendy's International, Inc., 5% Cum.
    Cv. Preferred Stock, Series A                                                     5,000             260,000
    -----------------------------------------------------------------------------------------------------------
    Westinghouse Electric Corp., Participating Equity Preferred
    Shares, $1.30 Cv., Series C                                            (1)       20,000             357,500
                                                                                                   ------------
    Total Other Securities (Cost $2,219,700)                                                          2,281,825

                                                                               PRINCIPAL           MARKET VALUE
                                                                               AMOUNT              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 6.4%
---------------------------------------------------------------------------------------------------------------
    Repurchase agreement with Goldman, Sachs & Co.,
    6.52%, dated 12/31/96, to be repurchased at $3,001,087
    on 1/2/97, collateralized by U.S. Treasury Nts.,
    5.50%-7.50%, 7/15/99-8/15/05, with a value of $3,068,784
    (Cost $3,000,000)                                                          $  3,000,000           3,000,000
    -----------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS, AT VALUE (COST $44,096,129)                                    100.6%         47,299,233
    -----------------------------------------------------------------------------------------------------------
    LIABILITIES IN EXCESS OF OTHER ASSETS                                              (0.6)           (289,989)
                                                                               ------------        ------------
     NET ASSETS                                                                       100.0%       $ 47,009,244
                                                                               ------------        ------------
                                                                               ------------        ------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

     1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,471,188 or 9.51% of the Fund's net assets, at December 31, 1996.
     2. Identifies issues considered to be illiquid - See applicable note of Notes to Financial Statements.
     3. When-issued security to be delivered and settled after December 31, 1996.
     4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
     5.  Non-income producing security.


     See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                                                                        OPPENHEIMER
                                                            OPPENHEIMER    OPPENHEIMER    OPPENHEIMER     CAPITAL       OPPENHEIMER
                                                               MONEY       HIGH INCOME       BOND       APPRECIATION      GROWTH
                                                               FUND           FUND           FUND           FUND           FUND
                                                           ------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * ) (including repurchase
 agreements **) - see accompanying statements              $126,653,598   $188,944,878   $454,375,154   $624,437,033   $282,517,247
Unrealized appreciation on forward foreign currency
 exchange contracts - See applicable note                       --             214,142        493,660       --              --
Cash                                                             46,464      1,661,545        283,522      1,370,404        402,646
Receivables:
   Closed forward foreign currency exchange contracts           --              39,075        160,642       --              --
   Daily variation on futures contracts -
    See applicable note                                         --             --             --            --              --
   Dividends, interest and principal paydowns                   279,382      2,648,895      5,918,417         87,611        209,594
   Shares of beneficial interest sold                         3,274,696         48,723        257,841        743,805        265,873
   Investments sold                                             --           2,034,126        105,013      3,398,148      6,576,480
Other                                                             5,797          5,662         22,853          7,041          5,364
                                                           ------------------------------------------------------------------------
   Total assets                                             130,259,937    195,597,046    461,617,102    630,044,042    289,977,204
                                                           ------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received ***)
 - see accompanying statements and notes                        --              85,670        135,465       --              --
Unrealized depreciation on forward foreign currency
 exchange contracts - See applicable note                       --                 817            840       --              --
Payables and other liabilities:
   Closed forward foreign currency exchange contracts           --              73,512        194,781       --              --
   Daily variation on futures contracts - See
    applicable note                                             --              16,431         51,600        627,000        --
   Dividends                                                    207,568        --             --            --              --
   Custodian fees                                                 9,988         21,606         18,186         12,417         28,869
   Investments purchased (including those purchased
    on a when-issued basis ****) - See applicable note          --           3,985,947     34,639,233      9,598,112      3,846,972
   Shares of beneficial interest redeemed                       298,879         87,930         47,480      2,324,434        145,589
   Other                                                         24,982         31,760         90,572         89,807         35,624
                                                           ------------------------------------------------------------------------
      Total liabilities                                         541,417      4,303,673     35,178,157     12,651,770      4,057,054
                                                           ------------------------------------------------------------------------
NET ASSETS                                                 $129,718,520   $191,293,373   $426,438,945   $617,392,272   $285,920,150
                                                           ------------------------------------------------------------------------
                                                           ------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                            $129,733,901   $180,181,078   $418,133,217   $481,442,351   $210,289,842
Undistributed net investment income                             --             913,946      1,873,402      1,479,312      1,631,413
Accumulated net realized gain (loss) from investments
 and foreign currency transactions                              (15,381)      (367,314)     1,330,823     29,248,149     16,943,396
Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
 in foreign currencies                                          --          10,565,663      5,101,503    105,222,460     57,055,499
                                                           ------------------------------------------------------------------------
NET ASSETS                                                 $129,718,520   $191,293,373   $426,438,945   $617,392,272   $285,920,150
                                                           ------------------------------------------------------------------------
                                                           ------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING                   129,733,922     17,186,015     36,675,439     15,949,976     10,495,044
NET ASSET VALUE, REDEMPTION PRICE AND
 OFFERING PRICE PER SHARE                                         $1.00         $11.13         $11.63         $38.71   $      27.24
Cost                                                       $126,653,598   $178,526,490   $449,692,946   $519,731,267   $225,461,748
**Repurchase agreements                                         --        $ 12,900,000   $ 14,000,000   $138,000,000   $ 73,000,000
***Premiums received                                            --        $     42,285   $     80,184       --              --
****When-issued basis                                           --        $  1,137,309   $ 23,817,266       --              --

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 1996

                                                             OPPENHEIMER  OPPENHEIMER  OPPENHEIMER  OPPENHEIMER
                                                              MULTIPLE      GLOBAL      STRATEGIC     GROWTH
                                                             STRATEGIES   SECURITIES      BOND         BOND
                                                                FUND        FUND          FUND         FUND
                                                           ------------------------------------------------------
ASSETS:
Investments, at value (cost * ) (including repurchase
 agreements **) - see accompanying statements              $490,493,991  $588,435,102  $126,561,270  $47,299,233
Unrealized appreciation on forward foreign currency
 exchange contracts - See applicable note                     --            2,384,877       177,714       --
Cash                                                            382,731       249,257     1,078,050      347,450
Receivables:
   Closed forward foreign currency exchange contracts           --            141,470        31,726       --
   Daily variation on futures contracts -
    See applicable note                                         --            --            112,480       --
   Dividends, interest and principal paydowns                 3,758,618       729,667     2,037,566       84,424
   Shares of beneficial interest sold                           250,065       325,558        70,406      102,680
   Investments sold                                             382,810       965,585       447,735       --
Other                                                             8,366         7,129         3,551        3,067
                                                           ------------------------------------------------------
  Total assets                                              495,276,581   593,238,645   130,520,498   47,836,854
                                                           ------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received ***)
 - see accompanying statements and notes                      2,402,150       --            183,464       --
Unrealized depreciation on forward foreign currency
 exchange contracts - See applicable note                       --            259,966        --           --
Payables and other liabilities:
   Closed forward foreign currency exchange contracts           --            --              8,704       --
   Daily variation on futures contracts - See
    applicable note                                             --            --              1,000       --
   Dividends                                                    --            --             --           --
   Custodian fees                                                34,558       144,157        15,974       12,963
   Investments purchased (including those purchased
    on a when-issued basis ****) - See applicable note        8,378,745    10,463,998    10,988,361      755,000
   Shares of beneficial interest redeemed                       133,561       229,118       581,333       39,701
   Other                                                         42,087        61,217        25,252       19,946
                                                           ------------------------------------------------------
      Total liabilities                                      10,991,101    11,158,456    11,804,088      827,610
                                                           ------------------------------------------------------
NET ASSETS                                                 $484,285,480  $582,080,189  $118,716,410  $47,009,244
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                            $400,616,188  $508,449,760  $114,926,697  $41,140,854
Undistributed net investment income                             961,193     7,724,243       751,089       12,643
Accumulated net realized gain (loss) from investments
 and foreign currency transactions                           17,756,534   (17,047,799)       33,221    2,652,643
Net unrealized appreciation on investments and
  translation of assets and liabilities denominated
  in foreign currencies                                      64,951,565    82,953,985     3,005,403    3,203,104
                                                           ------------------------------------------------------
NET ASSETS                                                 $484,285,480  $582,080,189  $118,716,410  $47,009,244
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING                    30,992,794    32,946,137    23,316,322    2,870,820
NET ASSET VALUE, REDEMPTION PRICE AND
 OFFERING PRICE PER SHARE                                  $      15.63  $      17.67         $5.09  $     16.37
*Cost                                                      $424,386,458  $507,602,388  $123,793,236  $44,096,129
**Repurchase agreements                                    $ 73,600,000  $ 60,500,000        --      $ 3,000,000
***Premiums received                                       $  1,235,136       --       $    120,238       --
****When-issued basis                                      $  6,145,771       --       $ 10,061,458  $   500,000

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                        OPPENHEIMER
                                                            OPPENHEIMER   OPPENHEIMER    OPPENHEIMER      CAPITAL       OPPENHEIMER
                                                               MONEY      HIGH INCOME       BOND        APPRECIATION      GROWTH
                                                               FUND          FUND           FUND            FUND           FUND
                                                           ------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of withholding taxes of *)                   $5,465,680    $14,989,197    $22,103,878     $ 4,761,662    $ 1,546,005

Dividends (net of withholding taxes of **)                     --            722,664        118,899         255,664      1,313,796
                                                           ------------------------------------------------------------------------
   Total income                                             5,465,680     15,711,861     22,222,777       5,017,326      2,859,801
                                                           ------------------------------------------------------------------------
EXPENSES:
Management fees - See applicable note                         445,899      1,177,754      2,188,350       3,382,840      1,139,255
Custodian fees and expenses                                    18,295         59,180         39,017          38,039         30,306
Legal and auditing fees                                        13,168         16,801         13,317          14,799         13,953
Insurance expenses                                              3,668          5,140          6,266           8,469          4,605
Trustees' fees and expenses                                     2,377          3,406          4,796           4,586          2,165
Registration and filing fees                                    3,693         18,035         68,766          71,749         45,206
Other                                                           2,326            602          1,179             507            618
                                                           ------------------------------------------------------------------------
   Total expenses                                             489,426      1,280,918      2,321,691       3,520,989      1,236,108
                                                           ------------------------------------------------------------------------
Less reimbursement of expenses by
   OppenheimerFunds, Inc. - See applicable note                --              --             --              --           (27,276)
                                                           ------------------------------------------------------------------------
   Net expenses                                               489,426      1,280,918      2,321,691       3,520,989      1,208,832
                                                           ------------------------------------------------------------------------
NET INVESTMENT INCOME                                       4,976,254     14,430,943     19,901,086       1,496,337      1,650,969
                                                           ------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments:
   Unaffiliated companies                                       2,966      2,988,616      1,627,695      29,669,378     17,101,200
   Affiliated companies                                        --               --             --             --             --
Closing of futures contracts                                   --           (110,588)      (317,839)       (99,708)          --
Closing and expiration of options written                      --            256,826        111,765           --             --
Foreign currency transactions                                  --            198,737        848,023           --             --
Net change in unrealized appreciation or
   depreciation on:
Investments                                                    --          4,835,153     (5,057,017)     42,247,113     52,525,464
Translation of assets and liabilities denominated
    in foreign currencies                                      --              5,267        314,977           --             --
                                                           ------------------------------------------------------------------------
Net realized and unrealized gain (loss)                         2,966      8,174,011     (2,472,396)     71,816,783     69,626,664
                                                           ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $4,979,220    $22,604,954    $17,428,690     $73,313,120    $71,277,633
                                                           ------------------------------------------------------------------------
                                                           ------------------------------------------------------------------------
*Interest                                                      --        $    10,053    $    27,906           --             --
**Dividends                                                    --               --            --              --             --

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                          OPPENHEIMER  OPPENHEIMER   OPPENHEIMER   OPPENHEIMER
                                                           MULTIPLE      GLOBAL       STRATEGIC     GROWTH &
                                                          STRATEGIES   SECURITIES       BOND         INCOME
                                                             FUND         FUND          FUND          FUND
                                                        ------------------------------------------------------
INVESTMENT INCOME:
Interest (net of withholding taxes of *)                $20,239,476   $ 2,558,378    $ 7,601,520   $  279,949
Dividends (net of withholding taxes of **)                3,975,470     6,284,482        102,704      239,716
                                                        ------------------------------------------------------
   Total income                                          24,214,946     8,842,860      7,704,224      519,665
                                                        ------------------------------------------------------
EXPENSES:
Management fees - See applicable note                     3,132,569     3,395,740        618,338      160,819
Custodian fees and expenses                                  80,873       292,641         47,774       28,358
Legal and auditing fees                                      22,096        20,195         11,149        8,682
Insurance expenses                                            8,720         8,139          3,117        1,853
Trustees' fees and expenses                                   9,483         4,647            937        2,157
Registration and filing fees                                 28,677        44,572         17,357       11,310
Other                                                         5,519         1,196            776        2,930
                                                        ------------------------------------------------------
   Total expenses                                         3,287,937     3,767,130        699,448      216,109
                                                        ------------------------------------------------------
Less reimbursement of expenses by
   OppenheimerFunds, Inc. - See applicable note              --            --             --             --
                                                        ------------------------------------------------------
   Net expenses                                           3,287,937     3,767,130        699,448      216,109
                                                        ------------------------------------------------------
NET INVESTMENT INCOME                                    20,927,009     5,075,730      7,004,776      303,556
                                                        ------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments:
   Unaffiliated companies                                17,262,810    13,879,186      1,992,319    2,651,709
   Affiliated companies                                     --             20,580         --            --
Closing of futures contracts                                --             --           (200,568)       --
Closing and expiration of options written                 1,047,239        --              6,447        4,530
Foreign currency transactions                               284,643    (2,124,032)        37,472        1,517
Net change in unrealized appreciation or
 depreciation on:
Investments                                              23,243,765    61,185,137        938,418    2,697,929
Translation of assets and liabilities denominated
 in foreign currencies                                     (451,671)   (2,041,403)       225,934        --
                                                        ------------------------------------------------------

Net realized and unrealized gain (loss)                  41,386,786    70,919,468      3,000,022    5,355,685
                                                        ------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $62,313,795   $75,995,198    $10,004,798   $5,659,241
                                                        ------------------------------------------------------
                                                        ------------------------------------------------------

*Interest                                               $    18,557        --        $    20,561        --
**Dividends                                             $    86,118   $   397,043         --       $    1,148

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                    OPPENHEIMER                     OPPENHEIMER
                                                                       MONEY                        HIGH INCOME
                                                                        FUND                           FUND
                                                             -----------------------------------------------------------
                                                                  1996          1995             1996           1995
                                                             -----------------------------------------------------------
OPERATIONS:
Net investment income                                        $  4,976,254   $  4,149,627     $ 14,430,943   $ 11,343,977
Net realized gain (loss)                                            2,966          5,356        3,333,591        622,733
Net change in unrealized appreciation or depreciation                  --             --        4,840,420      9,413,001
                                                             -----------------------------------------------------------
Net increase in net assets resulting from operations            4,979,220      4,154,983       22,604,954     21,379,711
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income                           (4,976,254)    (4,149,626)     (15,283,448)   (12,039,383)
Distributions from net realized gain                                   --             --               --             --
Distributions in excess of net realized gain                           --             --               --             --
BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from
  beneficial interest transactions - See applicable note       64,329,094    (24,289,814)      50,521,087     28,412,143
                                                             -----------------------------------------------------------
NET ASSETS:
Total increase (decrease)                                      64,332,060    (24,284,457)      57,842,593     37,752,471
Beginning of period                                            65,386,460     89,670,917      133,450,780     95,698,309
                                                             -----------------------------------------------------------
End of period                                                $129,718,520   $ 65,386,460     $191,293,373   $133,450,780
                                                             -----------------------------------------------------------
                                                             -----------------------------------------------------------
Undistributed (overdistributed) net investment income        $          0   $          0     $    913,946   $  1,473,129

                                                                   OPPENHEIMER
                                                                       BOND
                                                                       FUND
                                                            ----------------------------
                                                                 1996           1995
                                                            ----------------------------
OPERATIONS:
Net investment income                                       $ 19,901,086    $ 11,813,502
Net realized gain (loss)                                       2,269,644       1,310,131
Net change in unrealized appreciation or depreciation         (4,742,040)     13,318,419
                                                            ----------------------------
Net increase in net assets resulting from operations          17,428,690      26,442,052
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income                         (20,181,337)    (11,209,883)
Distributions from net realized gain                            (133,010)             --
Distributions in excess of net realized gain                          --              --
BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from
   beneficial interest transactions - See applicable note    218,092,832      60,932,217
                                                            ----------------------------
NET ASSETS:

Total increase (decrease)                                    215,207,175      76,164,386
Beginning of period                                          211,231,770     135,067,384
                                                            ----------------------------
End of period                                               $426,438,945    $211,231,770
                                                            ----------------------------
                                                            ----------------------------
Undistributed (overdistributed) net investment income       $  1,873,402    $  1,342,481

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                       OPPENHEIMER
                                                                         CAPITAL                      OPPENHEIMER
                                                                      APPRECIATION                      GROWTH
                                                                         FUND                            FUND
                                                             -----------------------------------------------------------
                                                                  1996           1995             1996          1995
                                                             -----------------------------------------------------------
OPERATIONS:
Net investment income                                        $  1,496,337   $  1,123,451     $  1,650,969   $  1,297,719
Net realized gain (loss)                                       29,569,670     22,379,477       17,101,200      8,674,291
Net change in unrealized appreciation or depreciation          42,247,113     47,042,428       14,349,688     16,396,856
                                                             -----------------------------------------------------------
Net increase in net assets resulting from operations           73,313,120     70,545,356       33,101,857     26,368,866
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income                           (1,132,964)      (719,183)      (1,310,185)      (821,641)
Distributions from net realized gain                          (21,289,429)      (363,458)      (8,706,724)      (973,385)
Distributions in excess of net realized gain                           --             --               --             --
BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from
   beneficial interest transactions - See applicable note     241,097,454     70,167,835      145,125,312     29,852,876
                                                             -----------------------------------------------------------
NET ASSETS:
Total increase (decrease)                                     291,988,181    139,630,550      168,210,260     54,426,716
Beginning of period                                           325,404,091    185,773,541      117,709,890     63,283,174
                                                             -----------------------------------------------------------
End of period                                                $617,392,272   $325,404,091     $285,920,150   $117,709,890
                                                             -----------------------------------------------------------
                                                             -----------------------------------------------------------
Undistributed (overdistributed) net investment income        $  1,479,312   $  1,115,939     $  1,631,413   $  1,290,629

                                                                      OPPENHEIMER
                                                                       MULTIPLE
                                                                      STRATEGIES
                                                                        FUND
                                                             ---------------------------
                                                                 1996           1995
                                                             ---------------------------
OPERATIONS:
Net investment income                                        $ 20,927,009   $ 16,593,514
Net realized gain (loss)                                       18,594,692      8,275,324
Net change in unrealized appreciation or depreciation          22,792,094     39,976,755
                                                             ---------------------------
Net increase in net assets resulting from operations           62,313,795     64,845,593
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income                          (21,290,805)   (16,066,432)
Distributions from net realized gain                           (9,273,309)    (8,717,288)
Distributions in excess of net realized gain                           --             --
BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from
   beneficial interest transactions - See applicable note      71,272,635     49,134,087
                                                             ---------------------------
NET ASSETS:
Total increase (decrease)                                     103,022,316     89,195,960
Beginning of period                                           381,263,164    292,067,204
                                                             ---------------------------
End of period                                                $484,285,480   $381,263,164
                                                             ---------------------------
                                                             ---------------------------
Undistributed (overdistributed) net investment income        $    961,193   $  1,361,279


See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                       OPPENHEIMER                   OPPENHEIMER
                                                                         GLOBAL                       STRATEGIC
                                                                       SECURITIES                        BOND
                                                                         FUND                            FUND
                                                             -----------------------------------------------------------
                                                                  1996           1995             1996          1995
                                                             -----------------------------------------------------------
OPERATIONS:
Net investment income                                        $  5,075,730   $  2,845,513     $  7,004,776    $ 3,514,505
Net realized gain (loss)                                       11,775,734    (25,767,883)       1,835,670       (869,176)
Net change in unrealized appreciation or depreciation          59,143,734     31,653,008        1,164,352      2,877,343
                                                             -----------------------------------------------------------
Net increase in net assets resulting from operations           75,995,198      8,730,638       10,004,798      5,522,672
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income                                   --             --       (6,891,899)    (3,151,540)
Distributions from net realized gain                                   --     (8,174,158)              --             --
Distributions in excess of net realized gain                           --             --               --             --
BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from
   beneficial interest transactions - See applicable note     145,106,158     62,580,432       55,505,898     37,406,166
                                                             -----------------------------------------------------------
NET ASSETS:
Total increase (decrease)                                     221,101,356     63,136,912       58,618,797     39,777,298
Beginning of period                                           360,978,833    297,841,921       60,097,613     20,320,315
                                                             -----------------------------------------------------------
End of period                                                $582,080,189   $360,978,833     $118,716,410    $60,097,613
                                                             -----------------------------------------------------------
                                                             -----------------------------------------------------------
Undistributed (overdistributed) net investment income        $  7,724,243   $     (1,068)    $    751,089    $   483,938

                                                                      OPPENHEIMER
                                                                       GROWTH &
                                                                        INCOME
                                                                         FUND
                                                             ---------------------------
                                                                 1996          1995(1)
                                                             ---------------------------
OPERATIONS:
Net investment income                                         $   303,556     $    4,573
Net realized gain (loss)                                        2,657,756         27,238
Net change in unrealized appreciation or depreciation           2,697,929        505,175
                                                              --------------------------

Net increase in net assets resulting from operations            5,659,241        536,986
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income                             (291,690)        (4,891)
Distributions from net realized gain                              (31,219)            --
Distributions in excess of net realized gain                           --             37
BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from
   beneficial interest transactions - See applicable note      37,384,461      3,756,393
                                                              --------------------------
NET ASSETS:
Total increase (decrease)                                      42,720,793      4,288,451
Beginning of period                                             4,288,451             --
                                                              --------------------------
End of period                                                 $47,009,244     $4,288,451
                                                              --------------------------
                                                              --------------------------
Undistributed (overdistributed) net investment income         $    12,643     $     (318)

1. For the period from July 5, 1995 (commencement of operations) to December 31, 1995.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1996

                                                           YEAR ENDED DECEMBER 31,
                                             1996        1995       1994       1993       1992
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period         $1.00       $1.00      $1.00      $1.00      $1.00
------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain        .05         .06        .04        .03        .04
Dividends and distributions to shareholders   (.05)       (.06)      (.04)      (.03)      (.04)
------------------------------------------------------------------------------------------------
Net asset value, end of period               $1.00       $1.00      $1.00      $1.00      $1.00
                                          ------------------------------------------------------
                                          ------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)           5.13%       5.62%      4.25%      3.09%      3.93%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $129,719     $65,386    $89,671    $61,221    $58,266
------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $99,263     $75,136    $90,264    $57,654    $61,317
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                         5.01%       5.52%      4.18%      3.12%      3.76%
Expenses                                      0.49%       0.51%      0.43%      0.43%      0.50%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   YEAR ENDED DECEMBER 31,
                                                  1996         1995         1994         1993       1992
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $  10.63     $   9.79     $  11.02     $  9.74     $  9.40
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .97          .98          .94         .82        1.19
Net realized and unrealized gain (loss)              .58          .94        (1.27)       1.65         .43
----------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                          1.55         1.92         (.33)       2.47        1.62
----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (1.05)       (1.08)        (.66)      (1.19)      (1.28)
Distributions from net realized gain                  --           --         (.24)         --          --
----------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (1.05)       (1.08)        (.90)      (1.19)      (1.28)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  11.13     $  10.63     $   9.79     $ 11.02     $  9.74
                                                ----------------------------------------------------------
                                                ----------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                15.26%       20.37%       (3.18)%     26.34%      17.92%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $191,293     $133,451     $ 95,698     $93,011     $40,817
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $157,203     $115,600     $101,096     $67,000     $36,861
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               9.18%        9.81%        9.15%      10.50%      12.08%
Expenses                                            0.81%        0.81%        0.67%       0.68%       0.73%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                         125.0%       107.1%       110.1%      135.7%      144.2%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $216,284,607 and $177,884,266, respectively.





See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   YEAR ENDED DECEMBER 31,
                                                  1996         1995         1994         1993       1992
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $  11.84     $  10.78     $  11.65     $  10.99    $ 11.15
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .69          .72          .76          .65        .87
Net realized and unrealized gain (loss)             (.15)        1.07         (.98)         .76       (.17)
----------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                           .54         1.79         (.22)        1.41        .70
----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.74)        (.73)        (.62)        (.75)      (.86)
Distributions from net realized gain                (.01)          --         (.03)          --         --
----------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (.75)        (.73)        (.65)        (.75)      (.86)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  11.63     $  11.84     $  10.78     $  11.65    $ 10.99
                                                ----------------------------------------------------------
                                                ----------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                 4.80%       17.00%       (1.94)%      13.04%      6.50%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $426,439     $211,232     $135,067     $111,846    $63,354
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $296,253     $170,929     $121,884     $ 87,215    $45,687
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               6.72%        6.91%        7.30%        7.20%      7.81%
Expenses                                            0.78%        0.80%        0.57%        0.46%      0.56%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                          82.3%        79.4%        35.1%        36.3%      41.3%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $449,994,454 and $218,747,414, respectively.





See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         YEAR ENDED DECEMBER 31,
                                                1996             1995             1994               1993            1992
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period           $34.21           $25.95           $31.64             $26.04         $23.24
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .09              .11              .10                .05            .06
Net realized and unrealized gain (loss)          6.59             8.29            (2.22)              6.71           3.43
-------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations:  6.68             8.40            (2.12)              6.76           3.49
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.11)            (.09)            (.04)              (.06)          (.14)
Distributions from net realized gain            (2.07)            (.05)           (3.53)             (1.10)          (.55)
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                 (2.18)            (.14)           (3.57)             (1.16)          (.69)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $38.71           $34.21           $25.95             $31.64         $26.04
                                             ----------------------------------------------------------------------------
                                             ----------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)             20.22%           32.52%           (7.59)%            27.32%         15.42%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $617,392         $325,404         $185,774           $136,885        $83,335
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $467,080         $240,730         $153,832            $98,228        $56,371
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            0.32%            0.47%            0.50%              0.23%          0.30%
Expenses                                         0.75%            0.78%            0.57%              0.47%          0.54%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                      100.1%           125.5%            96.5%             122.8%          78.9%
Average brokerage commission rate(3)          $0.0583          $0.0577               --                 --             --

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $507,743,146 and $384,247,154, respectively.
3. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total of related shares purchased and sold.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           YEAR ENDED DECEMBER 31,
                                             1996        1995       1994       1993       1992
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period         $23.55      $17.68     $17.70     $16.96     $15.17
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .15         .25        .22        .46        .16
Net realized and unrealized gain (loss)        5.46        6.10       (.05)       .74       1.99
------------------------------------------------------------------------------------------------
Total income from investment operations        5.61        6.35        .17       1.20       2.15
------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income           (.25)       (.22)      (.15)      (.14)      (.36)
Distributions from net realized gain          (1.67)       (.26)      (.04)      (.32)        --
------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                               (1.92)       (.48)      (.19)      (.46)      (.36)
------------------------------------------------------------------------------------------------
Net asset value, end of period               $27.24      $23.55     $17.68     $17.70     $16.96
                                           -----------------------------------------------------
                                           -----------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)           25.20%      36.65%      0.97%      7.25%     14.53%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $285,920    $117,710    $63,283    $56,701    $36,494
------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $152,466     $88,803    $59,953    $46,389    $25,750
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          1.08%       1.46%      1.38%      1.13%      1.36%
Expenses, before voluntary reimbursement
by the Manager                                 0.81%       0.79%      0.58%      0.50%      0.61%
Expenses, net of voluntary reimbursement
by the Manager                                 0.79%        N/A        N/A        N/A        N/A
------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                     65.4%       58.2%      53.8%      12.6%      48.7%
Average brokerage commission rate(3)        $0.0589     $0.0590         --         --         --

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
 Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $117,544,250 and $78,446,013, respectively.
3. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   YEAR ENDED DECEMBER 31,
                                                  1996         1995         1994         1993       1992
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $  14.55     $  12.91     $  13.88     $  12.47   $  11.96
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .72          .66          .63          .55        .55
Net realized and unrealized gain (loss)             1.45         2.00         (.90)        1.41        .50
----------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                          2.17         2.66         (.27)        1.96       1.05
----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.74)        (.65)        (.60)        (.55)      (.54)
Distributions from net realized gain                (.35)        (.37)        (.10)          --         --
----------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (1.09)       (1.02)        (.70)        (.55)      (.54)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  15.63     $  14.55     $  12.91     $  13.88   $  12.47
                                                ----------------------------------------------------------
                                                ----------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                15.50%       21.36%       (1.95)%      15.95%      8.99%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $484,285     $381,263     $292,067     $250,290   $159,464
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $428,277     $344,745     $279,949     $199,954   $139,011
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               4.89%        4.81%        4.90%        4.44%      4.63%
Expenses                                            0.77%        0.77%        0.56%        0.48%      0.55%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                          40.3%        39.0%        31.4%        32.4%      57.8%
Average brokerage commission rate(3)            $ 0.0361     $ 0.0329           --           --         --

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $211,489,140 and $146,222,245 respectively.

3. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.



See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    YEAR ENDED DECEMBER 31,
                                                  1996         1995         1994         1993       1992
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $  15.00     $  15.09     $  16.30     $  9.57     $ 10.38
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         .15          .12          .04        (.02)        .07
Net realized and unrealized gain (loss)             2.52          .19         (.96)       6.75        (.80)
----------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                          2.67          .31         (.92)       6.73        (.73)
----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  --           --         (.04)         --        (.04)
Distributions from net realized gain                  --         (.40)        (.25)         --        (.04)
----------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                       --         (.40)        (.29)         --        (.08)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  17.67     $  15.00     $  15.09     $ 16.30     $  9.57
                                                ----------------------------------------------------------
                                                ----------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                17.80%        2.24%       (5.72)%     70.32%      (7.11)%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $580,998     $360,979     $297,842     $96,425     $13,537
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $466,750     $332,336     $214,545     $31,696     $11,181
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               1.09%        0.86%        0.54%       0.72%       1.04%
Expenses                                            0.81%        0.89%        0.91%       0.92%       1.06%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                          89.9%       131.3%        70.4%       65.1%       34.1%
Average brokerage commission rate(3)            $ 0.0045     $ 0.0092           --          --          --

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $508,437,343 and $396,821,829, respectively.

3. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            YEAR ENDED DECEMBER 31,
                                                  1996        1995         1994       1993(1)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $   4.91     $  4.60      $  5.12      $ 5.00
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .38         .38          .35         .10
Net realized and unrealized gain (loss)              .19         .30         (.54)        .11
---------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                           .57         .68         (.19)        .21
---------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.39)       (.37)        (.32)       (.09)
Distributions in excess of net realized gain          --          --         (.01)         --
---------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (.39)       (.37)        (.33)       (.09)
---------------------------------------------------------------------------------------------
Net asset value, end of period                  $   5.09     $  4.91      $  4.60      $ 5.12
                                                ---------------------------------------------
                                                ---------------------------------------------

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                12.07%      15.33%       (3.78)%      4.25%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $118,716     $60,098      $20,320      $9,887
---------------------------------------------------------------------------------------------
Average net assets (in thousands)               $ 82,604     $37,698      $15,389      $4,259
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               8.48%       9.32%        8.36%       5.67%(3)
Expenses                                            0.85%       0.85%        0.87%       0.96%(3)
---------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                         144.3%       87.0%       136.6%       10.9%

1. For the period from May 3, 1993 (commencement of operations) to December 31, 1993.

2.  Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate
account level or to related insurance products.   Inclusion of these charges
would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $173,855,919 and $107,646,460, respectively.



See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND FINANCIAL HIGHLIGHTS (CONTINUED)


                                                YEAR ENDED DECEMBER 31,
                                                    1996       1995(1)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $ 12.51     $ 10.00
-----------------------------------------------------------------------
Income from investment operations:
Net investment income                                 .14         .01
Net realized and unrealized gain                     3.91        2.52
-----------------------------------------------------------------------
Total income from investment operations              4.05        2.53
-----------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.14)       (.02)
Distributions from net realized gain                 (.05)         --
-----------------------------------------------------------------------
Total dividends and distributions
to shareholders                                      (.19)       (.02)
-----------------------------------------------------------------------
Net asset value, end of period                    $ 16.37     $ 12.51
                                                  ---------------------
                                                  ---------------------

-----------------------------------------------------------------------
-----------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                 32.51%      25.25%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $47,009     $ 4,288
-----------------------------------------------------------------------
Average net assets (in thousands)                 $21,562     $ 1,809
-----------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                1.41%       0.50%(3)
Expenses                                             1.00%       2.07%(3)
-----------------------------------------------------------------------
Portfolio turnover rate(4)                          112.6%       23.7%
Average brokerage commission rate(5)              $0.0618     $0.0598


1. For the period from July 5, 1995 (commencement of operations) to December 31, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $58,041,356 and $22,631,948, respectively.

5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.



See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Oppenheimer Money Fund (OMF), Oppenheimer High Income Fund (OHIF), Oppenheimer Bond Fund (OBF), Oppenheimer Capital Appreciation Fund (OCAP), Oppenheimer Growth Fund (OGF), Oppenheimer Multiple Strategies Fund (OMSF), Oppenheimer Global Securities Fund (OGSF), Oppenheimer Strategic Bond Fund
    (OSBF) and Oppenheimer Growth & Income Fund (OGIF) (collectively, the Funds) are separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment adviser is OppenheimerFunds, Inc. (the Manager). Shares of the Oppenheimer Variable Account Funds are sold only to separate accounts of insurance companies, principally MassMutual Life Insurance Company, an affiliate of the Manager, Aetna Life Insurance & Annuity Company, Merrill Lynch Insurance Group, Bankers Security Life Insurance Society, Life Insurance Company of Virginia, Nationwide Life Insurance Company, and Jefferson Pilot. The following is a summary of significant accounting policies consistently followed by the Funds. The Funds' objectives are as follows:

    OPPENHEIMER MONEY FUND seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity.

    OPPENHEIMER HIGH INCOME FUND seeks a high level of current income from investments in high yield fixed income securities.

    OPPENHEIMER BOND FUND primarily seeks a high level of current income from investments in high yield fixed income securities.

    OPPENHEIMER CAPITAL APPRECIATION FUND seeks to achieve capital appreciation by investing in "growth-type" companies.

    OPPENHEIMER GROWTH FUND seeks to achieve capital appreciation by investing in securities of well-known established companies.

    OPPENHEIMER MULTIPLE STRATEGIES FUND seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

    OPPENHEIMER GLOBAL SECURITIES FUND seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special institutions which are considered to have appreciation possibilities.

    OPPENHEIMER STRATEGIC BOND FUND seeks a high level of current income principally derived from interest on debt securities.

    OPPENHEIMER GROWTH & INCOME FUND seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

INVESTMENT VALUATION.
    Portfolio securities of OMF are valued on the basis of amortized cost, which approximates market value. Portfolio securities of OHIF, OBF, OCAP, OGF, OMSF, OGSF, OSBF and OGIF are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)
 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS.
    Delivery and payment for securities that have been purchased by OHIF, OBF, OMSF, OSBF and OGIF on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Funds maintain, in segregated accounts with the custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Funds' net asset values to the extent the Funds make such purchases while remaining substantially fully invested.

    In connection with their ability to purchase securities on a when-issued or forward commitment basis, OHIF, OBF and OSBF may enter into mortgage "dollar-rolls" in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds record each dollar-roll as a sale and a new purchase transaction. As of December 31, 1996, OBF had entered into outstanding when-issued or forward commitments for mortgage "dollar-rolls" of $23,817,266.

SECURITY CREDIT RISK.
    OHIF, OMSF and OSBF invest in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Funds may acquire securities in default, and are not obligated to dispose of securities whose issuers subsequently default.

FOREIGN CURRENCY TRANSLATION.
    The accounting records of the Funds are maintained in U.S. dollars. Prices of securities purchased by OHIF, OBF, OMSF, OGSF, OSBF and OGIF that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    For OHIF, OBF, OMSF, OGSF, OSBF and OGIF, the effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

REPURCHASE AGREEMENTS.
    The Funds require the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Funds may be delayed or limited.

FEDERAL TAXES.
    The Trust intends for each Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1996, OBF and OGSF had available for federal income tax purposes an unused capital loss carryover of approximately $727,000 and $16,867,000, which expires in 2003.

DISTRIBUTIONS TO SHAREHOLDERS.
    Dividends and distributions to shareholders of OHIF, OBF, OCAP, OGF, OMSF, OGSF, OSBF and OGIF are recorded on the ex-dividend date. OMF intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, OMF may withhold dividends or make distributions of net realized gains.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.
    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization, paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Funds.

    During the year ended December 31, 1996, the Funds adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in
    accordance with income tax regulations.   Changes in classification made
    during the fiscal year ended December 31, 1996 are shown below:



                                                 Adjustments for the Fiscal Year Ended December 31, 1996
                                            -----------------------------------------------------------------------
                                            Undistributed Net
                                            Investment Income            Undistributed Net Realized         Paid-in
                                                (Loss)                   Gain (Loss) on Investments         Capital
-------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund                     $   293,322               $   (293,322)                         --
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Bond Fund                                811,172                   (811,172)                         --
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Multiple Strategies Fund                 (36,290)                    36,290                          --
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund                 2,649,581                 (2,649,581)                         --
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund                      154,274                   (154,274)                         --
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Growth & Income Fund                       1,095                     (1,095)                         --
-------------------------------------------------------------------------------------------------------------------

 OTHER.
    Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased by OHIF, OBF, OMSF, OGSF, OSBF and OGIF is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate, and a market adjustment is made on the ex-date.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2.  SHARES OF BENEFICIAL INTEREST
The Funds have authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

OPPENHEIMER MONEY FUND

                              Year Ended December 31, 1996        Year Ended December 31, 1995
                             -----------------------------       -----------------------------
                               Shares           Amount              Shares          Amount
                             ----------     -------------        -----------     -------------
Sold                         304,073,729    $ 304,073,729        202,748,102     $ 202,748,102

Dividends and
distributions reinvested       4,923,661        4,923,661          4,222,747         4,222,747

Issued in connection with the
acquisition of:
Panorama Series Fund, Inc.,
Money Market
 Portfolio - Note 9           63,968,818       63,968,791                  --                --

Redeemed                    (308,637,087)    (308,637,087)       (231,260,663)     (231,260,663)
                            ------------     ------------        ------------     -------------
 Net increase (decrease)      64,329,121     $ 64,329,094         (24,289,814)    $ (24,289,814)
                            ------------     ------------        ------------     -------------
                            ------------     ------------        ------------     -------------

OPPENHEIMER HIGH INCOME FUND
                               Year Ended December 31, 1996        Year Ended December 31, 1995
                              -----------------------------       -----------------------------
                                Shares           Amount              Shares          Amount
                              ----------     -------------        -----------     -------------
Sold                           9,857,582      $107,788,590          5,873,231      $ 60,932,670
Dividends and
distributions reinvested       1,412,713        15,283,448          1,162,957        12,040,152

Redeemed                      (6,635,862)      (72,550,951)        (4,263,757)      (44,560,679)
                            ------------     ------------        ------------     -------------
  Net increase                 4,634,433      $ 50,521,087          2,772,431      $ 28,412,143
                            ------------     ------------        ------------     -------------
                            ------------     ------------        ------------     -------------

OPPENHEIMER BOND FUND
                               Year Ended December 31, 1996        Year Ended December 31, 1995
                              -----------------------------       -----------------------------
                                Shares           Amount              Shares          Amount
                              ----------     -------------        -----------     -------------
Sold                          10,037,878     $116,328,846           7,311,733      $ 83,544,442
Dividends and
distributions reinvested       1,774,316       20,314,347             976,291        11,209,883

Issued in connection with the
acquisition of:
Panorama Series Fund, Inc.,
Income Portfolio - Note 9      9,249,653      107,187,159                  --                --
Panorama Series Fund, Inc.,
Government Securities
Portfolio - Note 9                 4,237           48,557                  --                --
JP Investment Grade Bond
Fund, Inc. - Note 9            2,594,896       30,151,368                  --                --
Redeemed                      (4,827,959)     (55,937,445)         (2,972,687)      (33,822,108)
                            ------------     ------------        ------------     -------------
  Net increase                18,833,021     $218,092,832           5,315,337      $ 60,932,217
                            ------------     ------------        ------------     -------------
                            ------------     ------------        ------------     -------------

                                      101

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2.  SHARES OF BENEFICIAL INTEREST (continued)


OPPENHEIMER CAPITAL APPRECIATION FUND

                               Year Ended December 31, 1996        Year Ended December 31, 1995
                              -----------------------------       -----------------------------
                                Shares           Amount              Shares          Amount
                              ----------     -------------        -----------     -------------
Sold                          12,247,492     $455,862,164           8,882,212     $ 260,650,476

Dividends and
distributions reinvested         643,582       22,422,394              40,594         1,082,642

Redeemed                      (6,453,749)    (237,187,104)         (6,567,729)     (191,565,283)
                            ------------     ------------        ------------     -------------
 Net increase                  6,437,325    $ 241,097,454           2,355,077     $  70,167,835
                            ------------     ------------        ------------     -------------
                            ------------     ------------        ------------     -------------


OPPENHEIMER GROWTH FUND

                               Year Ended December 31, 1996        Year Ended December 31, 1995
                              -----------------------------       -----------------------------
                                Shares           Amount              Shares          Amount
                              ----------     -------------        -----------     -------------
Sold                           5,738,355     $144,756,556           4,302,304      $ 89,007,340

Dividends and
distributions reinvested         430,280       10,016,909              95,991         1,795,026

Issued in connection with the
acquisition of JP Capital
Appreciation Fund,
Inc. - Note 5                  3,293,050       90,009,399                  --                --

Redeemed                      (3,964,366)     (99,657,552)         (2,980,080)      (60,949,490)
                            ------------     ------------        ------------     -------------
  Net increase                 5,497,319     $145,125,312           1,418,215      $ 29,852,876
                            ------------     ------------        ------------     -------------
                            ------------     ------------        ------------     -------------

OPPENHEIMER MULTIPLE STRATEGIES FUND
                               Year Ended December 31, 1996        Year Ended December 31, 1995
                              -----------------------------       -----------------------------
                                Shares           Amount              Shares          Amount
                              ----------     -------------        -----------     -------------
Sold                           5,556,735     $ 83,206,142           6,445,242      $ 88,771,497
                            ------------     ------------        ------------     -------------

Dividends and
distributions reinvested       2,062,453       30,564,114           1,818,313        24,783,721

Redeemed                      (2,838,629)     (42,497,621)         (4,671,097)      (64,421,131)
                            ------------     ------------        ------------     -------------

  Net increase                 4,780,559     $ 71,272,635           3,592,458      $ 49,134,087
                            ------------     ------------        ------------     -------------
                            ------------     ------------        ------------     -------------


                                                   102


OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2.  SHARES OF BENEFICIAL INTEREST (continued)

OPPENHEIMER GLOBAL SECURITIES FUND

                               Year Ended December 31, 1996        Year Ended December 31, 1995
                              -----------------------------       -----------------------------
                                Shares           Amount              Shares          Amount
                              ----------     -------------        -----------     -------------
Sold                          14,595,634     $237,535,239          11,235,722     $ 166,766,446

Dividends and
distributions reinvested              --               --             585,961         8,174,158
Redeemed                      (5,717,318)     (92,429,081)         (7,497,205)     (112,360,172)
                            ------------     ------------        ------------     -------------

  Net increase                 8,878,316     $145,106,158           4,324,478     $  62,580,432
                            ------------     ------------        ------------     -------------
                            ------------     ------------        ------------     -------------


OPPENHEIMER STRATEGIC BOND FUND


                               Year Ended December 31, 1996        Year Ended December 31, 1995
                              -----------------------------       -----------------------------
                                Shares           Amount              Shares          Amount
                              ----------     -------------        -----------     -------------
Sold                          12,624,581     $ 63,274,177           9,417,090      $ 44,897,472
Dividends and
distributions reinvested       1,387,256        6,891,899             661,301         3,151,540

Redeemed                      (2,946,444)     (14,660,178)         (2,245,623)      (10,642,846)
                            ------------     ------------        ------------     -------------

  Net increase                11,065,393     $ 55,505,898           7,832,768      $ 37,406,166
                            ------------     ------------        ------------     -------------
                            ------------     ------------        ------------     -------------



OPPENHEIMER GROWTH & INCOME FUND

                               Year Ended December 31, 1996      Year Ended December 31, 1995(1)
                              -----------------------------      -------------------------------
                                Shares           Amount              Shares          Amount
                              ----------     -------------       ------------     --------------
Sold                           2,942,183      $43,552,642             358,253        $3,933,459

Dividends and
 distributions reinvested         21,023          322,909                 404             4,928

Redeemed                        (435,180)      (6,491,090)            (15,863)         (181,994)
                            ------------     ------------        ------------     -------------
  Net increase                 2,528,026      $37,384,461             342,794        $3,756,393
                            ------------     ------------        ------------     -------------
                            ------------     ------------        ------------     -------------

1. For the period from July 5, 1995 (commencement of operations) to December 31, 1995.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At December 31, 1996, net unrealized appreciation or depreciation on investments and options written consisted of the following:


                                                    OPPENHEIMER
                        OPPENHEIMER   OPPENHEIMER     CAPITAL      OPPENHEIMER
                        HIGH INCOME     BOND        APPRECIATION      GROWTH
                           FUND         FUND            FUND           FUND
                       -------------------------------------------------------
Gross appreciation     $11,696,415   $ 7,567,187   $116,514,163   $60,419,855

Gross depreciation      (1,321,412)   (2,940,260)   (11,808,397)   (3,364,356)
                       -------------------------------------------------------
Net unrealized
appreciation           $10,375,003   $ 4,626,927   $104,705,766   $57,055,499
                       -------------------------------------------------------
                       -------------------------------------------------------

                        OPPENHEIMER  OPPENHEIMER     OPPENHEIMER  OPPENHEIMER
                          MULTIPLE     GLOBAL          STRATEGIC    GROWTH &
                         STATEGIES    SECURITIES         BOND       INCOME
                           FUND         FUND             FUND        FUND
                       -------------------------------------------------------
Gross appreciation     $74,183,201   $89,877,396     $3,681,908   $ 4,492,146
Gross depreciation      (9,242,682)   (9,044,682)      (977,100)   (1,289,042)
                       -------------------------------------------------------

Net unrealized
appreciation           $64,940,519   $80,832,714     $2,704,808   $ 3,203,104
                       -------------------------------------------------------
                       -------------------------------------------------------


4.  OPTION ACTIVITY
The Funds (except OMF) may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4.  OPTION ACTIVITY (continued)
 OHIF option activity for the year ended December 31, 1996 was as follows:

                                     CALL OPTIONS           PUT OPTIONS
                                 ---------------------  -------------------
                                 Number of   Amount of  Number of  Amount of
                                  Options    Premiums   Options    Premiums
                                 ----------   --------  --------   ---------
Options outstanding at
 December 31, 1995                      100   $  1,430        --    $   --
Options written                  13,189,736    158,172   229,892     288,149
Options closed or expired        (8,691,827)   (94,602) (229,892)   (288,149)
Options exercised                (2,037,479)   (22,715)       --          --
                                 ----------   --------  --------   ---------
  Options outstanding at
   December 31, 1996              2,460,530   $ 42,285        --   $      --
                                 ----------   --------  --------   ---------
                                 ----------   --------  --------   ---------

OBF option activity for the year ended December 31, 1996 was as follows:

                                                    CALL OPTIONS
                                              -------------------------
                                               Number of      Amount of
                                                Options       Premiums
                                              -----------     ---------
Options outstanding at December 31, 1995               --     $      --
Options written                                31,041,247       255,822
Options closed or expired                     (20,301,055)     (150,082)
Options exercised                              (4,540,442)      (25,556)
                                              -----------     ---------
  Options outstanding at December 31, 1996      6,199,750     $  80,184
                                              -----------     ---------
                                              -----------     ---------

OMSF option activity for the year ended December 31, 1996 was as follows:

                                                    CALL OPTIONS
                                              -------------------------
                                               Number of      Amount of
                                                Options       Premiums
                                              -----------     ---------
Options outstanding at December 31, 1995            3,603    $ 1,100,095
Options written                                     8,420      2,216,105
Options closed or expired                          (5,866)    (1,583,301)
Options exercised                                  (1,588)      (497,763)
                                              -----------    -----------
  Options outstanding at December 31, 1996          4,569    $ 1,235,136
                                              -----------    -----------
                                              -----------    -----------

OSBF option activity for the year ended December 31, 1996 was as follows:

                                      CALL OPTIONS           PUT OPTIONS
                                 ---------------------  --------------------
                                  Number of  Amount of  Number of  Amount of
                                   Options    Premiums   Options   Premiums
                                 ----------   --------  --------   ---------
Options outstanding at
 December 31, 1995                    1,000  $  14,300       --   $      --
                                 ----------   --------  --------   ---------

Options written                  21,470,679    231,513   158,210     100,144
                                 ----------   --------  --------   ---------

Options closed or expired        (8,767,062)  (112,587)       --          --
Options exercised                (3,329,326)   (21,980) (157,835)    (91,152)
                                 ----------   --------  --------   ---------
  Options outstanding at
   December 31, 1996              9,375,291  $ 111,246       375   $   8,992
                                 ----------   --------  --------   ---------
                                 ----------   --------  --------   ---------

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4.  OPTION ACTIVITY (continued)
OGIF option activity for the year ended December 31, 1996 was as follows:

                                                    CALL OPTIONS
                                              -------------------------
                                               Number of      Amount of
                                                Options       Premiums
                                              -----------     ---------

Options outstanding at December 31, 1995               --      $    --
Options written                                        19         6,301
Options closed or expired                             (19)       (6,301)
                                                      ---       -------
  Options outstanding at December 31, 1996             --       $    --
                                                      ---       -------
                                                      ---       -------

5.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Funds (except OMF) use forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Funds generally enter into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Funds may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Funds will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statements of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statements of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1996, outstanding forward contracts to purchase and sell foreign currencies were as follows:

OPPENHEIMER HIGH INCOME FUND

                                               CONTRACT AMOUNT          VALUATION AS OF          UNREALIZED           UNREALIZED
CONTRACTS TO PURCHASE       EXPIRATION DATE         (000'S)            DECEMBER 31, 1996        APPRECIATION         DEPECIATION
---------------------------------------------------------------------------------------------------------------------------------
South African Rand (ZAR)           1/3/97          940  ZAR                $  200,737           $    547                  $ --

Spanish Peseta (ESP)             10/20/97      135,015  ESP                 1,038,134              9,835                    --
                                                                           ----------           --------                  ----
                                                                           $1,238,871             10,382                    --
                                                                           ----------           --------                  ----
                                                                           ----------
CONTRACTS TO SELL
-----------------

Swiss Franc (CHF)        1/21/97-10/20/97        4,920  CHF                $3,708,898           $203,760                   817
                                                                           ----------           --------                  ----
                                                                           ----------

Total Unrealized Appreciation and Depreciation                                                  $214,142                  $817
                                                                                                --------                  ----
                                                                                                --------                  ----

                                        106

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

OPPENHEIMER BOND FUND

                                               CONTRACT AMOUNT          VALUATION AS OF          UNREALIZED           UNREALIZED
CONTRACTS TO PURCHASE       EXPIRATION DATE         (000'S)            DECEMBER 31, 1996        APPRECIATION         DEPECIATION
---------------------------------------------------------------------------------------------------------------------------------

South African Rand (ZAR)           1/3/97         2,352 ZAR                $  502,368         $      1,369              $
Spanish Peseta (ESP)             10/20/97       387,303 ESP                 2,977,974               21,075                 --
                                                                           ----------         ------------              ------
                                                                           $3,480,342               22,444                 --
                                                                           ----------         ------------              ------
                                                                           ----------

CONTRACTS TO SELL
-----------------

Canadian Dollar (CAD)              3/3/97         1,700 CAD                 1,245,403               23,727                  --
Swiss Franc (CHF)        1/21/97-10/20/97        10,860 CHF                 8,205,646              447,489                 840
                                                                           ----------         ------------              ------
                                                                           $9,451,049              471,216                 840
                                                                           ----------         ------------              ------
                                                                           ----------
Total Unrealized Appreciation and Depreciation                                                  $  493,660                $840
                                                                                              ------------              ------
                                                                                              ------------              ------


OPPENHEIMER GLOBAL SECURITIES FUND

                                               CONTRACT AMOUNT          VALUATION AS OF          UNREALIZED           UNREALIZED
CONTRACTS TO PURCHASE       EXPIRATION DATE         (000'S)            DECEMBER 31, 1996        APPRECIATION         DEPECIATION
---------------------------------------------------------------------------------------------------------------------------------

British Pound Sterling (GBP)       1/7/97          126  GBP              $    216,416          $    2,493               $     --
Deutsche Mark (DEM)         1/2/97-1/3/97        3,477  DEM                 2,256,966              19,488                     --
                                                                         ------------          ----------               --------
                                                                         $  2,473,382              21,981                     --
                                                                         ------------          ----------               --------
                                                                         ------------

CONTRACTS TO SELL
-----------------

Brazilian Real (BRR)               1/2/97           303 BRR              $    292,022                 --                     339
French Franc (FRF)                3/11/97       130,595 FRF                25,256,084                 --                 256,084
Swiss Franc (CHF)                  1/8/97        17,203 CHF                12,832,949             990,675                     --
Deutsche Mark (DEM)         1/6/97-1/8/97        29,194 DEM                19,081,287           1,372,221                  3,543
                                                                         ------------          ----------              ---------
                                                                         $ 57,462,342           2,362,896                259,966
                                                                         ------------          ----------              ---------
                                                                         ------------

Total Unrealized Appreciation and Depreciation                                                 $2,384,877              $ 259,966
                                                                                               ----------              ---------
                                                                                               ----------              ---------

OPPENHEIMER STRATEGIC BOND FUND

                                               CONTRACT AMOUNT          VALUATION AS OF          UNREALIZED
CONTRACTS TO SELL           EXPIRATION DATE         (000'S)            DECEMBER 31, 1996        APPRECIATION
--------------------------------------------------------------------------------------------------------------

Canadian Dollar (CAD)      2/12/97-3/5/97         4,680 CAD                $3,427,518          $  44,790
Swedish Krona (SEK)                2/3/97         2,500 SEK                   368,393             14,045
Swiss Franc (CHF)         1/21/97-3/17/97         3,395 CHF                 2,540,623            118,879
                                                                           ----------          ---------
                                                                           $6,336,534           $177,714
                                                                           ----------          ---------
                                                                           ----------          ---------

6.  FUTURES CONTRACTS
The Funds (except OMF) may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Funds may also buy or write put or call options on these futures contracts.

The Funds generally sell futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Funds may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflect a receivable or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6.  FUTURES CONTRACTS (continued)

At December 31, 1996, outstanding futures contracts were as follows:

OPPENHEIMER HIGH INCOME FUND

                            Expiration       Number of          Valuation as of     Unrealized
                              Date        Futures Contracts    December 31, 1996   Depreciation
------------------------------------------------------------------------------------------------
Russell 2000 Index              3/97             35                 $ 3,730,781        $17,500
                                                                    -----------        -------
                                                                    -----------        -------
OPPENHEIMER BOND FUND
                            Expiration       Number of          Valuation as of     Unrealized
                              Date        Futures Contracts    December 31, 1996   Depreciation
------------------------------------------------------------------------------------------------
U.S. Treasury Nts.              3/97             30                 $ 3,197,813        $15,000
U.S. Treasury Bonds             3/97             30                   3,378,750            250
                                                                    -----------        -------
                                                                    $ 6,576,563        $15,250
                                                                    -----------        -------
                                                                    -----------        -------
OPPENHEIMER CAPITAL APPRECIATION FUND

                            Expiration       Number of          Valuation as of     Unrealized
                              Date        Futures Contracts    December 31, 1996   Depreciation
------------------------------------------------------------------------------------------------
Russell 2000 Index              3/97             440                $79,805,000       $516,694
                                                                    -----------        -------
                                                                    -----------        -------
OPPENHEIMER STRATEGIC BOND FUND

                                                                                     Unrealized
                            Expiration       Number of          Valuation as of     Appreciation
                              Date        Futures Contracts    December 31, 1996   (Depreciation)
------------------------------------------------------------------------------------------------
French Nts.                    3/97               20                $ 2,468,292       $ 15,485
German Nts.                    3/97                3                    490,507         (3,196)
U.S. Treasury Nts.             3/97               89                  9,724,938        121,406
                                                                    -----------       --------
                                                                    $12,683,737        $133,695
                                                                    -----------       ---------
                                                                    -----------       ---------

7.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreements with the Trust. For OHIF, OBF, OCAP, OGF, OMSF, OGSF, OSBF and OGIF, the annual fees are 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of net assets in excess of $800 million. In addition, management fees for OHIF, OBF and OSBF are 0.50% of net assets in excess of $1 billion. Management fees for OMF are 0.45% of the first $500 million, 0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of net assets in excess of $1.5 billion. For OSBF, the Manager has agreed to limit the management fee charged so that the ordinary operating expenses of the Fund will not exceed 1.0% of its average net assets in any fiscal year. The Manager has agreed to reimburse OGF for SEC fees incurred in connection with the acquisition of JP Capital Appreciation Fund, Inc.

8.  ILLIQUID AND RESTRICTED SECURITIES
At December 31, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Funds intend to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid and restricted securities subject to this 10% limitation at December 31, 1996 are shown on the following page:

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

8.  ILLIQUID AND RESTRICTED SECURITIES (continued)

                                                                 PERCENTAGE TO
                                                        AMOUNT     NET ASSETS
------------------------------------------------------------------------------
Oppenheimer High Income Fund                         $18,868,579       9.86%
------------------------------------------------------------------------------
Oppenheimer Bond Fund                                $21,365,291       5.01%
------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund                $ 1,083,000       0.18%
------------------------------------------------------------------------------
Oppenheimer Growth Fund                                       --         --
------------------------------------------------------------------------------
Oppenheimer Multiple Strategies Fund                 $ 1,156,500       0.24%
------------------------------------------------------------------------------
Oppenheimer Global Securities Fund                   $ 3,166,926       0.55%
------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund                      $ 4,733,489       3.99%
------------------------------------------------------------------------------
Oppenheimer Growth & Income Fund                     $    98,625       0.21%
------------------------------------------------------------------------------

Information concerning restricted securities is as follows:

OPPENHEIMER HIGH INCOME FUND

                                                                Valuation Per
                                                                  Unit as of
                                       Acquisition     Cost      December 31,
Security                                  Date       Per Unit       1996
------------------------------------------------------------------------------

BONDS
ECM Fund L.P.I., 14% Sub. Nts., 6/10/02     4/14/92     100.00%      110.50%

STOCKS AND WARRANTS
ECM Fund L.P.I.                             4/14/92   $1,000.00    $1,005.00
Gillett Holdings, Inc.              12/1/92-1/18/96   $   16.27    $   36.00
Omnipoint Corp.                             1/26/96   $   16.00    $   18.29
Omnipoint Corp. Wts., Exp. 11/00           11/29/95   $    0.00    $   18.29

OPPENHEIMER BOND FUND

                                                                Valuation Per
                                                                  Unit as of
                                       Acquisition     Cost      December 31,
Security                                  Date       Per Unit       1996
------------------------------------------------------------------------------

Merrill Lynch & Co., Inc.
 Units, 9.75%, 6/15/99                     5/15/95     110.05%       118.80%

OPPENHEIMER STRATEGIC BOND FUND

                                                                Valuation Per
                                                                  Unit as of
                                       Acquisition     Cost      December 31,
Security                                  Date       Per Unit       1996
------------------------------------------------------------------------------
BONDS
Trasnpower Finance Ltd., 8% Gtd.
Unsec. Unsub. Bonds, 2/15/01               5/17/96      6.49%         72.19%

STOCKS
Gillett Holdings, Inc.                     1/18/96     $21.25         $36.00

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9.  ACQUISITIONS
    On June 3, 1996, OMF acquired a portion of the net assets of Panorama Series Fund, Inc. - Money Market Portfolio. The Fund issued 49,302,270 shares of beneficial interest, valued at $49,302,270, in exchange for the net assets, resulting in combined net assets of $113,051,628 on June 3, 1996.

    On December 2, 1996, OMF acquired the remaining net assets of Panorama Series Fund, Inc. - Money Market Portfolio. The Fund issued 14,666,548 shares of beneficial interest, valued at $14,666,521, in exchange for the net assets, resulting in combined net assets of $124,845,270 on December 2, 1996.

   On May 1, June 3 and December 2, 1996, OBF acquired all the net assets of Panorama Series Fund, Inc., Income Portfolio. The Fund issued 12,999, 6,743,062 and 2,493,592 shares of beneficial interest, respectively, valued at $148,965, $77,208,064 and $29,830,130, respectively, in exchange for the net assets, resulting in combined net assets of $227,552,225, $308,666,225 and $396,656,585.

    On May 1, 1996, OBF acquired a portion of the net assets of Panorama Series Fund, Inc., Government Securities Portfolio. The Fund issued 4,237 shares of beneficial interest valued at $48,557, in exchange for the net assets, resulting
in combined   net assets of $227,552,225 on May 1, 1996.

     On December 20, 1996, OBF acquired all the net assets of JP Investment Grade Bond Fund, Inc., pursuant to an agreement and plan of reorganization approved by the JP Investment Grade Bond Fund, Inc. shareholders on
December 3, 1996.  The   Fund issued 2,594,896 shares of beneficial
interest valued at $30,151,368, in exchange for the net assets, resulting in combined net assets of $426,447,902 on December 20, 1996. The net assets acquired included net unrealized appreciation of $1,017,069. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

     On December 20, 1996, OGF acquired all the net assets of JP Capital Appreciation Fund, Inc., pursuant to an agreement and plan of reorganization approved by the JP Capital Appreciation Fund, Inc. shareholders on December 3, 1996. The Fund issued 3,293,050 shares of beneficial interest, valued at $90,009,399, in exchange for the net assets, resulting in combined net assets of $289,484,969 on December 20, 1996. The net assets acquired included net unrealized appreciation of $19,087,888. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund and Oppenheimer Growth & Income Fund (all of which are series of Oppenheimer Variable Account Funds) as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the applicable periods ended December 31, 1996, 1995, 1994, 1993 and 1992. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund and Oppenheimer Growth & Income Fund at December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
January 22, 1997

FEDERAL INCOME TAX INFORMATION (Unaudited)

In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during calendar year 1996. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

Certain distributions paid on March 25, 1996 were designated as "capital gain distributions" for federal income tax purposes. These distributions are shown in the table below. Whether received in stock or cash, a capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

Dividends paid by the Funds during the fiscal year ended December 31, 1996 which are not designated as capital gain distributions should be multiplied by the percentages listed below to arrive at the net amount eligible for the corporate dividend-received deduction.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                      Long-Term Capital   Corporate Dividend-
                                     Gains Distribution    Received Deduction
-------------------------------------------------------------------------------
Oppenheimer Money Fund                              N/A                     N/A
-------------------------------------------------------------------------------
Oppenheimer High Income Fund                        N/A                   3.78%
-------------------------------------------------------------------------------
Oppenheimer Bond Fund                               N/A                   0.53%
-------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund            $1.413                   2.26%
-------------------------------------------------------------------------------
Oppenheimer Growth Fund                          $0.948                  17.06%
-------------------------------------------------------------------------------
Oppenheimer Multiple Strateges Fund              $0.327                  12.13%
-------------------------------------------------------------------------------
Oppenheimer Global Securities Fund                  N/A                  13.50%
-------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund                     N/A                   1.43%
-------------------------------------------------------------------------------
Oppenheimer Growth & Income Fund                    N/A                   7.52%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The foregoing information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

OFFICERS AND TRUSTEES
James C. Swain, Chairman and Chief Executive Officer
Bridget A. Macaskill, President
Robert G. Avis, Trustee
William A. Baker, Trustee
Charles Conrad, Jr., Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
Ned M. Steel, Trustee
George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
Paul LaRocco, Vice President
Robert J. Milnamow, Vice President
David P. Negri, Vice President
Jane Putnam, Vice President
Richard H. Rubinstein, Vice President
Arthur P. Steinmetz, Vice President
Dorothy G. Warmack, Vice President
William Wilby, Vice President
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

INVESTMENT ADVISER
OppenheimerFunds, Inc.

TRANSFER AGENT
OppenheimerFunds Services

CUSTODIAN OF PORTFOLIO SECURITIES
The Bank of New York

INDEPENDENT AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Myer, Swanson, Adams & Wolf, P.C.


This is a copy of a report to shareholders of Oppenheimer Variable Account Funds. This report must be preceded or accompanied by a Prospectus of Oppenheimer Variable Account Funds. For material information concerning the Funds, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.